FILE NOS. 333-83423
                                                                        811-9491

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [   ]
Pre-Effective Amendment No. ______                                                                                     [   ]
Post-Effective Amendment No.   29                                                                                           [X]

                                                                                                                                                       and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
Amendment No.   30                                                                                                     [X]

(Check appropriate box or boxes.)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

               5701 Golden Hills Drive, Minneapolis, MN                                                                                                                          55416
_________________________________________________________________________     ___________________________
                 (Address of Principal Executive Offices)                                                                                   (Zip Code)

Registrant’s Telephone Number, including Area Code    (763) 765-7330

Erik T. Nelson
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

 Approximate Date of Proposed Public Offering:  May 1, 2011

It is proposed that this filing will become effective (check appropriate box)

   [   ]  immediately upon filing pursuant to paragraph (b)

   [X]  on May 1, 2011 pursuant to paragraph (b)

   [   ] 60 days after filing pursuant to paragraph (a)(1)

   [   ] on (date) pursuant to paragraph (a)(1)

   [   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

   [   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [   ]  This post-effective amendment designates a new effective date for a  previously filed post-effective amendment.

PART A
PROSPECTUS

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Allianz AGIC Opportunity Fund
(formerly AZL® OCC Opportunity Fund)
AZL® BlackRock Capital Appreciation Fund
AZL® Columbia Mid Cap Value Fund
AZL® Columbia Small Cap Value Fund, Class 2
AZL® Davis New York Venture Fund, Class 2
AZL® Dreyfus Equity Growth Fund
AZL® Eaton Vance Large Cap Value Fund
AZL® Enhanced Bond Index Fund
AZL® Franklin Small Cap Value Fund
AZL® Franklin Templeton Founding Strategy Plus Fund
AZL® Gateway Fund
AZL® International Index Fund
AZL® Invesco Equity and Income Fund
(formerly AZL® Van Kampen Equity and Income Fund)
AZL® Invesco Growth and Income Fund
(formerly AZL® Van Kampen Growth and Income Fund)
AZL® Invesco International Equity Fund

AZL® JPMorgan International Opportunities Fund
(formerly AZL® Morgan Stanley International Equity Fund)
AZL® JPMorgan U.S. Equity Fund, Class 2
AZL® MFS Investors Trust Fund
AZL® Mid Cap Index Fund
AZL® Money Market Fund
AZL® Morgan Stanley Global Real Estate Fund
(formerly AZL® Van Kampen Global Real Estate Fund)
AZL® Morgan Stanley Mid Cap Growth Fund
(formerly AZL® Van Kampen Mid Cap Growth Fund)
AZL® NFJ International Value Fund
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund
AZL® Turner Quantitative Small Cap Growth Fund

PROSPECTUS DATED MAY 1, 2011

Allianz Investment Management LLC (the “Manager”)

Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies (each a “Contact” and collectively the “Contacts”) they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable Contracts.

This Prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Funds.

Questions?

Call toll free at 1-877-833-7113 or contact your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

AZL® Allianz AGIC Opportunity Fund 3
AZL® BlackRock Capital Appreciation Fund 7
AZL® Columbia Mid Cap Value Fund 10
AZL® Columbia Small Cap Value Fund, Class 2 13
AZL® Davis New York Venture Fund, Class 2 16
AZL® Dreyfus Equity Growth Fund 19
AZL® Eaton Vance Large Cap Value Fund 22
AZL® Enhanced Bond Index Fund 26
AZL® Franklin Small Cap Value Fund 30
AZL® Franklin Templeton Founding Strategy Plus Fund 33
AZL® Gateway Fund 37
AZL® International Index Fund 40
AZL® Invesco Equity and Income Fund 43
AZL® Invesco Growth and Income Fund 47
AZL® Invesco International Equity Fund 50
AZL® JPMorgan International Opportunities Fund 53
AZL® JPMorgan U.S. Equity Fund, Class 2 57
AZL® MFS Investors Trust Fund 61
AZL® Mid Cap Index Fund 64
AZL® Money Market Fund 67
AZL® Morgan Stanley Global Real Estate Fund 70
AZL® Morgan Stanley Mid Cap Growth Fund 73
AZL® NFJ International Value Fund 76
AZL® Russell 1000 Growth Index Fund 79
AZL® Russell 1000 Value Index Fund 81
AZL® S&P 500 Index Fund, Class 1 and Class 2 83
AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2 86
AZL® Small Cap Stock Index Fund 90
AZL® Turner Quantitative Small Cap Growth Fund 93

Tax Information 96

Financial Intermediary Compensation 96

More about the Funds 97
Overview 97
Investment Strategies 102
Investment Risks 106

Fund Management 120
The Manager 120
The Subadvisers of the Funds 120
The Portfolio Managers of the Funds 124
More Information About Fund Management 131
Duties of the Manager and Subadvisers 132
Payments to Affiliated Insurance Companies 132
Transfer Supported Features of Certain Annuity Contracts 133
Management Fees 133
Legal Proceedings 135
The Administrator 137
The Distributor 137
The Custodian 137
Licensing Arrangements 137
Disclosure of Portfolio Holdings 138

Shareholder Information 139
Pricing of Fund Shares 139
Money Market Fund 139
Purchase and Redemption of Shares 139
Market Timing140
Distribution (12b-1) Fees 141
Dividends, Distributions, and Taxes 141

Financial Highlights 142

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                      AZL® Allianz AGIC Opportunity Fund

AZL® Allianz AGIC Opportunity Fund

Investment Objective
The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137.90% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

The subadviser’s investment process focuses on bottom-up, fundamental analysis. The subadviser considers “growth” companies to include companies that they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the subadviser will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through extensive, in-depth proprietary research, the subadviser searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The subadviser generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the subadviser conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The subadviser may interview company management, competitors and other industry experts to

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                      AZL® Allianz AGIC Opportunity Fund

gauge the company’s business model, future prospects, and financial outlook. For new investments, the subadviser generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the subadviser may trim positions in industries that become significantly overweight relative to the Fund’s benchmark. The subadviser seeks to diversify the portfolio among different industries.

The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may utilize foreign currency exchange contracts, options, and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts).

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Capitalization Risk Investing in small- and micro-cap companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Initial Public Offerings Risk  Securities purchased in initial public offerings (IPOs) may be issued by companies with limited operating histories or companies that are undercapitalized.  The trading market for these securities may be limited.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                          AZL® Allianz AGIC Opportunity Fund

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking to add an aggressive growth component to your portfolio
•	Seeking capital appreciation and are willing to accept the higher volatility associated with investing in small- and micro-cap growth stocks

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.  Prior to July 1, 2010, this Fund was subadvised by Oppenheimer Capital LLC, an affiliate of Allianz Global Investors Capital LLC, and was known as AZL OCC Opportunity Fund.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	33.97%
Lowest (Q4, 2008)	-29.67%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/1/2002)
AZL® Allianz AGIC Opportunity Fund	18.78%	3.83%	6.96%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	29.09%	5.30%	6.08%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                        AZL® Allianz AGIC Opportunity Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Allianz Global Investors Capital LLC serves as the subadviser to the Fund.

The portfoilio managers for the Fund, since inception, are Michael Corelli, Managing Director, and Eric Sartorius, Senior Vice President.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                   AZL® BlackRock Capital Appreciation Fund

AZL® BlackRock Capital Appreciation Fund

Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses
Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.14%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.01% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock. The Fund generally invests in mid- and large-size companies.

The Fund seeks to invest in fundamentally sound companies that, in the subadviser’s opinion, have strong management, superior earnings growth prospects, and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the Fund generally invests across a broad range of industries, the subadviser may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the subadviser does not expect to make such investments as a matter of course, the Fund is permitted to invest up to 20% of total assets in other securities, such as, bonds and small-size company stocks.

The Fund generally will sell a stock when, in the subadviser’s opinion, the stock reaches its price target, or when the company’s future growth prospects deteriorate, the company becomes unable to sustain earnings momentum, the stock’s

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                           AZL® BlackRock Capital Appreciation Fund

valuation becomes less attractive, a significant price change occurs, or when the subadviser identifies more compelling investment opportunities elsewhere.

The Fund may, but is not required to, use derivatives by buying or selling options or futures on a security or an index of securities. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole by hedging, but the subadviser may also use derivatives to maintain liquidity and commit cash pending investment. The subadviser also may use derivatives for speculation to increase returns, but under normal market conditions generally does not expect to do so.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage.  The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Who May Want To Invest?

Consider investing in this Fund if you are:

•	Seeking capital growth over the long term
•	Investing for long-term goals, such as retirement

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                             AZL® BlackRock Capital Appreciation Fund

they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	16.20%
Lowest (Q4, 2008)	-19.81%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (4/29/2005)
AZL® BlackRock Capital Appreciation Fund	19.20%	2.97%	6.09%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	16.71%	3.75%	5.55%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Capital Management, Inc. serves as the subadviser to the Fund.

The Fund’s portfolio managers are: Jeffrey R. Lindsey, CFA, Managing Director, since inception, and Edward P. Dowd, Managing Director, since 2006.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                        AZL® Columbia Mid Cap Value Fund

AZL® Columbia Mid Cap Value Fund

Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses
Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.11%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70.69% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the Fund’s subadviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities. The Fund also may invest in real estate investment trusts.

The Fund’s subadviser combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. The Fund’s subadviser considers, among other factors:

▪	Businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                           AZL® Columbia Mid Cap Value Fund

▪
Various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Fund’s subadviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

▪	A company’s current operating margins relative to its historic range and future potential.

▪
Potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The Fund’s subadviser may sell a security when the security’s price reaches a target set by the subadviser, if the subadviser believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive, or for other reasons.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•	Selection Risk Because this fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Seeking to add a mid-cap value stock component to your portfolio
•	Able to withstand the risks associated with investing in mid-cap value stocks
•	Looking for a fund that emphasizes the value style of investing

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                         AZL® Columbia Mid Cap Value Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	20.85%
Lowest (Q4, 2008)	-35.44%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (5/1/2006)
AZL® Columbia Mid Cap Value Fund	22.66%	-4.15%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	24.75%	2.59%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Columbia Management Investment Advisers, LLC, serves as the subadviser to the Fund.

The Fund’s portfolio managers since inception are:  David I. Hoffman, Portfolio Manager; Diane L. Sobin, CFA, Portfolio Manager; Lori J. Ensinger, CFA, Portfolio Manager; and Noah J. Petrucci, CFA, Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus .

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                        AZL® Columbia Small Cap Value Fund, Class 2

AZL® Columbia Small Cap Value Fund, Class 2

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.27%
(1)
Other Expenses includes reimbursements paid to the Manager for management fees previously waived and/or the cost of expenses previously paid by the Manager pursuant to a written contract between the Fund and the Manager limiting operating expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.84% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the Fund’s subadviser believes are undervalued. The Fund may invest up to 20% of total assets in foreign securities.

The Fund’s subadviser combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. The Fund’s subadviser considers, among other factors:

▪	Businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

▪
Various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Fund’s subadviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

13

Fund Summaries                                                                    AZL® Columbia Small Cap Value Fund, Class 2

▪	A company’s current operating margins relative to its historic range and future potential.

▪
Potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The Fund’s subadviser may sell a security when the security’s price reaches a target set by the subadviser, if the subadviser believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive, or for other reasons.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking long-term growth of capital
•	Willing to accept the risk associated with investing in undervalued smaller-capitalization stocks for the potential reward of greater capital appreciation

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

14

Fund Summaries                                                                     AZL® Columbia Small Cap Value Fund, Class 2

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	20.52%
Lowest (Q4, 2008)	-23.24%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/3/2004)
AZL® Columbia Small Cap Value Fund	25.93%	2.10%	5.14%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	24.50%	3.52%	6.28%(1)
(1) The since inception performance data for the Russell 2000® Value Index is calculated from April 30, 2004.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Columbia Management Investment Advisers, LLC serves as the subadviser to the Fund.

The Fund’s portfolio managers since inception are:  Stephen D. Barbaro, CFA, Lead Manager, Jeremy Javidi, CFA, Co-manager, and John S. Barrett, CFA, Co-mananger, since March 2011.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

15

Fund Summaries                                                                           AZL® Davis New York Venture Fund, Class 2

AZL® Davis New York Venture Fund, Class 2
Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	1.08%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.78% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The subadviser tries to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The subadviser aims to invest in such businesses when they are trading at a discount to their intrinsic worth.

The subadviser selects companies with the intention of owning their stocks for the long term. The Fund has the ability to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. The subadviser considers selling securities if it believes the stock’s market price exceeds the subadviser’s estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

16

Fund Summaries                                                                        AZL® Davis New York Venture Fund, Class 2

the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Headline Risk The value of a company’s securities may decline in value if the company is the subject of adverse media attention.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Seeking long-term growth of capital
•	More comfortable with established, well-known companies
•	Investing for the long term

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                       AZL® Davis New York Venture Fund, Class 2

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.68%
Lowest (Q4, 2008)	-25.23%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (11/5/2001)
AZL® Davis New York Venture Fund	12.05%	0.84%	2.90%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.51%	1.28%	4.77%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Davis Selected Advisors, L.P. serves as the subadviser to the Fund.

The portfolio managers of the Fund since inception are: Christopher C. Davis, Chairman, and Kenneth C. Feinberg, Vice President.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

18

Fund Summaries                                                                                          AZL® Dreyfus Equity Growth Fund

AZL® Dreyfus Equity Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and income.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.77%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.11%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111.52% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

To pursue this goal, the Fund invests primarily in common stocks of large, well-established and mature companies. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance. While a significant portion of these stocks normally would be expected to pay regular dividends, the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation. The Fund defines large capitalization as companies with market capitalizations within the range of the Russell 1000 Growth Index, which is the large cap Russell index used by the Fund for comparative purposes. At times, the Fund may overweight or underweight certain industry sectors relative to its benchmark index. The Fund may also invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 5% of its net assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade.

The subadviser manages the Fund using a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The subadviser uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. The subadviser goes beyond Wall Street analysis and performs intensive qualitative and quantitative in-house research to determine whether companies meet its investment criteria.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                           AZL® Dreyfus Equity Growth Fund

The subadviser continually monitors the securities in the Fund’s portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. The subadviser also may sell a security if an event occurs that contradicts the subadviser’s rationale for owning it, such as a deterioration in the company’s financial fundamentals. In addition, the subadviser may sell a security if better investment opportunities emerge elsewhere. The subadviser also may liquidate a security if the subadviser changes the Fund’s industry or sector weightings.

The Fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Dividend Risk Stocks that are expected to pay dividends may pay lower dividends or no dividends at all.  Distributions on debt securities with variable or floating interest rates will vary with fluctuations in market interest rates.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Who May Want To Invest?

Consider investing in this Fund if you are:
•     Investing for long-term goals, such as retirement
•	Seeking income and growth of capital
•	Seeking to add a large capitalization component to your portfolio

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

20

Fund Summaries                                                                                            AZL® Dreyfus Equity Growth Fund

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	16.65%
Lowest (Q4, 2008)	-24.68%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (11/5/2001)
AZL® Dreyfus Equity Growth Fund	22.92%	3.50%	2.15%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	16.71%	3.75%	3.04%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

The Dreyfus Corporation serves as the subadviser to the Fund.

Elizabeth Slover, Senior Vice President, has been the portfolio manager of the Fund since January 2009.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

21

Fund Summaries                                                                                 AZL® Eaton Vance Large Cap Value Fund

AZL® Eaton Vance Large Cap Value Fund
Investment Objective
The Fund seeks total return.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.09%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.47% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests primarily in value stocks of large-cap companies. Value stocks are common stocks that, in the opinion of the subadviser, are inexpensive or undervalued relative to the overall stock market. The portfolio manager generally considers large-cap companies to be those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. The Fund normally invests at least 80% of its net assets in equity securities of large-cap companies. The Fund primarily invests in dividend-paying stocks.

The Fund also may invest in convertible debt securities of any credit quality (including securities rated below investment grade), in real estate investment trusts, and in nonincome producing stocks. The Fund’s holdings will represent a number of different sectors and industries, and less than 25% of the Fund’s total assets will be invested in any one industry. The Fund may consider a company’s dividend prospects and estimates of a company’s net value when selecting securities. The portfolio manager may sell a security when the subadviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost, or to pursue more attractive investment options.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                               AZL® Eaton Vance Large Cap Value Fund

Investment decisions for the Fund are made primarily on the basis of fundamental research conducted by the subadviser’s research staff. In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of the company’s competitiveness, and estimates of the company’s net value. Many of these considerations are subjective.

The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. As an alternative to holding foreign stocks directly, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 25% limitation on investing in foreign securities.

The Fund may invest not more than 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Dividend Risk  Stocks that are expected to pay dividends may pay lower dividends or no dividends at all.  Distributions on debt securities with variable or floating interest rates will vary with fluctuations in market interest rates.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•
Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities.  Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•	Portfolio Turnover Risk The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                 AZL® Eaton Vance Large Cap Value Fund

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Seeking capital growth over the long term
•	Investing for long-term goals, such as retirement
•	Seeking to add a value stock component to your portfolio
•	Can withstand volatility in the value of your investment

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	18.83%
Lowest (Q4, 2008)	-23.07%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                 AZL® Eaton Vance Large Cap Value Fund

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/1/2001)
AZL® Eaton Vance Large Cap Value Fund	9.83%	0.08%	1.96%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.51%	1.28%	3.51%(1)
(1) The since inception performance data for the Russell 1000® Value Index is calculated from April 30, 2001.

Managemnt

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Eaton Vance Management (“Eaton Vance”) serves as the subadviser to the Fund.  The Fund is managed by a team led by Michael R. Mach, CFA.

The portfolio managers of the Fund since October 2009 are:  Michael R. Mach, Matthew F. Beaudry, John D. Crowley, and Stephen J. Kaszynski, CFA.  Each is a Vice President of Eaton Vance.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus .

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summmaries                                                                                          AZL® Enhanced Bond Index Fund

AZL® Enhanced Bond Index Fund

Investment Objective

The Fund seeks to exceed the total return of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Aggregate Index”).

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.11%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.75%
Expense Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.74%

(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.70% through April 30, 2012.  After April 30, 2012, the Manager may terminate the contract for any reason on 30 days written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$239	$416	$929

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 699.83% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund generally invests in a combination of corporate and asset-backed securities in an amount that is within 40% of the weightings of the Barclays Aggregate Index, in government securities in an amount that is within 30% of the weightings of the Index, and in mortgage securities in an amount that is within 30% of the weightings of the Index. Eligible investments for the Fund include the following:

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summmaries                                                                                          AZL® Enhanced Bond Index Fund

•      U.S. Treasury and agency securities;

•	Agency and non-agency mortgage-backed securities back by loans secured by residential, multifamily, and commercial properties;

•      Obligations of U.S. and foreign corporations;

•      Obligations of foreign governments and supranational entities, such as the World Bank;

•      Asset-backed securities;

•      Municipal bonds, both taxable and tax-exempt;

•      Preferred stock, including non-convertible preferred stock ; and

•	Cash equivalent securities (any security that has an effective duration under one year, a weighted average life of less than one year, and spread duration less than one year).

Securities must be rated investment grade or better at the time of purchase. The Fund will have a targeted duration within a band of ±10% around the duration of the Barclays Aggregate Index. Except for Treasury or agency debentures, pass through securities, or REMICs (real estate mortgage investment conduits), no more than 3% of the Fund’s assets may be invested in the securities of a single issuer.

The Fund may use futures, options, and/or swaps to manage duration and other characteristics of its portfolio. The Fund is permitted to purchase securities in private placements or Rule 144A transactions and to purchase securities on a when-issued basis or for forward delivery. The Fund may also enter into repurchase agreements and covered dollar rolls on mortgage securities.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•     Market Risk  The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor bond performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage.  The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Credit risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summmaries                                                                                          AZL® Enhanced Bond Index Fund

Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2010)	3.34%
Lowest (Q4, 2010)	-1.50%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summmaries                                                                                        AZL® Enhanced Bond Index Fund

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (7/10/2009)
AZL® Enhanced Bond Index Fund	5.62%	4.05%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	6.33%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Financial Management, Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund are:  Matthew Marra, Managing Director, since inception and Brian Weinstein, Managing Director, since August 2010.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                   AZL® Franklin Small Cap Value Fund

AZL® Franklin Small Cap Value Fund

Investment Objective

The Fund seeks long-term total return.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.09%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.48% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase.

The Fund generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally, debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. In choosing investments that are undervalued, the Fund’s subadviser focuses on companies that have one or more of the following characteristics:

•	Stock prices that are low relative to current or historical or future earnings, book value, cash flow, or sales – all relative to the market, a company’s industry or a company’s earnings history;

•	Recent sharp price declines but with the potential for good long-term earnings prospects, in the subadviser’s opinion;

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                                                             AZL® Franklin Small Cap Value Fund

•
Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or is a “value,” when it is less than the price at which the subadviser believes it would trade if the market reflected all factors relating to the company’s worth. The subadviser may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a bottom-up stock selection process and the manager invests in securities without regard to benchmark comparisons.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking long-term growth of capital
•	Willing to accept the additional risk associated with investing in undervalued small capitalization securities for the potential reward of greater capital appreciation

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Franklin Small Cap Value Fund

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	24.52%
Lowest (Q4, 2008)	-28.55%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/1/2003)
AZL® Franklin Small Cap Value Fund	27.11%	3.96%	9.84%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	24.50%	3.52%	10.42%(1)
(1) The since inception performance data for the Russell 2000® Value Index is calculated from April 30, 2003.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Franklin Advisory Services LLC serves as the subadviser to the Fund.

The Fund’s portfolio managers, since inception, are:  William J. Lippman, President; Y. Dogan Sahin, CFA, Research Analyst; Bruce Baughman, CPA, senior vice president; Margaret McGee, vice president; and Don Taylor, CPA, senior vice president.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Franklin Templeton Founding Strategy Plus Fund

AZL® Franklin Templeton Founding Strategy Plus Fund

Investment Objective

The Fund seeks long-term capital appreciation, with income as a secondary goal.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.70%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.26%
Expense Reimbursment(1)	-0.06%
Total Annual Fund Operating Expenses After Expense Reimbursment(1)	1.20%

(1)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 1.20% through April 30, 2012.  After April 30, 2012, the Manager may terminate the contract for any reason on 30 days written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$394	$686	$1,517

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.09% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to achieve its goal by investing in a combination of subportfolios, or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. Two of the strategies invest primarily in U.S. and foreign equity securities and the other two invest in U.S. and foreign fixed-income securities. The Fund generally makes equal allocations (approximately 25%) of its assets to each of the following four strategies:

•	Mutual Shares Strategy

•	Templeton Growth Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Franklin Templeton Founding Strategy Plus Fund

The investment results of the individual strategies will vary. As a result, the percentage allocations to the strategies will be monitored daily by the Manager. The allocations to each strategy will generally not exceed plus or minus 3% of the pre-determined fixed allocation percentages. The Manager may recommend additional or different strategies for investment, without seeking the approval of shareholders.

Each of the strategies may use various derivative strategies seeking to protect assets, implement cash or tax management strategies or enhance returns.

The Fund may also allocate up to 5% of its net assets (which amount will reduce the aggregate amount of its assets allocated to the four strategies) to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund’s investment performance and may limit the Fund’s ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investment held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner or at all may have an adverse impact on the Fund’s earnings.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities.  Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Franklin Templeton Founding Strategy Plus Fund

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Special Situations Risk  The Fund may use investment strategies that are intended to take advantage of mergers, reorganizations, or other unusual events.  If the change or event does not occur, the Fund may not receive the anticipated benefit or may incur a loss.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement

•	Seeking capital appreciation and are willing to accept the volatility associated with investing in foreign stocks and bonds

•	Seeking income and growth of capital

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (50%) and Barclay’s Capital U.S. Aggregate Bond Index (50%) in propotions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Franklin Templeton Founding Strategy Plus Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	8.87%
Lowest (Q2, 2010)	-6.82%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (10/23/2009)
AZL® Franklin Templeton Founding Strategy Plus Fund	10.02%	10.57%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	14.83%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.53%
Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)	12.13%	12.30%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund. As of November 12, 2010, Brian Muench, President of the Manager, is primarily responsible for determining allocations to each strategy.

Mutual Shares Strategy:  Franklin Mutual Advisers, LLC serves as the subadviser to the Fund for the Mutual Shares Strategy.  The portfolio managers for the Mutual Shares Strategy, since inception, are: Peter A. Langerman, Chairman, President and Chief Executive Officer; F. David Segal, CFA, Portfolio Manager; and Deborah A. Turner, CFA, Assistant Portfolio Manager.

Franklin Income Strategy:  Franklin Advisers Inc. serves as the subadviser to the Fund for the Franklin Income Strategy.  The portfolio managers for the Franklin Income Strategy, since inception, are:  Charles B. Johnson, Chairman; Matt Quinlin, Research Analyst; Edward D. Perks, CFA, Senior Vice President; and Alex W. Peters, CFA, Vice President.

Templeton Global Bond Strategy:  Franklin Advisers Inc. serves as the subadviser to the Fund for the Templeton Global Bond Strategy.  The portfolio managers for the Templeton Global Bond Strategy, since inception, are Michael Hasenstab, Ph.D., Senior Vice President; and Canyon Chan, CFA, Senior Vice President, since January 2011.

Templeton Growth Strategy:  Templeton Global Advisers Limited serves as the subadviser to the Fund for the Templeton Growth Strategy.  The portfolio managers for the Templeton Growth Strategy, since inception, are:  Lisa F. Myers, CFA, Executive Vice President, Portfolio Manager/Research Analyst; Tucker Scott, CFA, Executive Vice President, Lead Portfolio Manager/Research Analyst, and Norman J. Boersma, CFA, President, since March 2011.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Gateway Fund

AZL® Gateway Fund

Investment Objective

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.54%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.61%
Expense Reimbursement(2)	-0.34%
Total Annual Fund Operating Expenses After Expense Reimbursment(2)	1.27%

(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 1.25% through April 30, 2012.  After April 30, 2012, the Manager may terminate the contract for any reason on 30 days written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$475	$844	$1,882

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From April 30, 2010 through December 31, 2010, the Fund’s portfolio turnover rate was 27.90% of the average value of its portfolio.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

37

Fund Summaries                                                            AZL® Gateway Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The combination of the diversified stock portfolio, the cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S.-exchange-listed common stocks, American Depositary Receipts (ADRs), and interests in real estate investment trusts (REITs).

From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the Investment Company Act of 1940. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents. The Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers’ acceptance, and/or repurchase agreements or hold cash (U.S. Dollars, foreign currencies or multinational currency units) for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a portfolio consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Correlation Risk  The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to the index underlying its option positions.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Options Risk  The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

38

Fund Summaries                                                            AZL® Gateway Fund

strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Performance Information

Performance information is not presented because the Fund has not had a full calendar year of operations.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Gateway Investment Advisers, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since inception, are J. Patrick Rogers, president and chief executive officer of Gateway, Paul R. Stewart, senior vice president and chief investment officer of Gateway, and Michael T. Buckius, a senior vice president of Gateway.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

39

Fund Summaries                                                            AZL® International Index Fund

AZL® International Index Fund

Investment Objective

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.83%
Expense Reimbursement(1)	-0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	0.77%

(1)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.77% through April 30, 2012. After April 30, 2012, the Manager may terminate the contract for any reason on 30 days written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$259	$455	$1,020

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 2.94% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

40

Fund Summaries                                                            AZL® International Index Fund

Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

41

Fund Summaries                                                            AZL® International Index Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	17.43%
Lowest (Q2, 2010)	-14.96%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (5/1/2009)
AZL® International Index Fund	7.12%	23.69%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	8.21%	26.16%

Management

Allianz Investment Management LLC (the “Manager”) serves as the investment manager to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since inception and December 2009, respectively, are:  Debra Jelilian, Managing Director, and Edward Corallo, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus .

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

42

Fund Summaries                                                            AZL® Invesco Equity and Income Fund

AZL® Invesco Equity and Income Fund

Investment Objective

The Fund seeks the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.11%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.65% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The subadviser seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity and income securities.

The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Fund’s subadviser believes offer the potential for income with safety of principal and long-term growth of capital. At times, the subadviser may emphasize certain sectors. Portfolio securities are typically sold when the assessments of the Fund’s subadviser of the income or growth potential of such securities materially change.

The Fund may invest up to 15% of its total assets in REITs and up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase and sell certain derivative instruments, such as

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

43

Fund Summaries                                                            AZL® Invesco Equity and Income Fund

options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The Fund may also allocate up to 5% of its net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls.  The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets.  This strategy is intended to reduce the potential volatility of the Fund’s investment performance.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

44

Fund Summaries                                                            AZL® Invesco Equity and Income Fund

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Seeking a high level of income
•	Seeking to grow your capital over the long-term
•	Able to withstand volatility in the value of the shares of the Fund
•	Looking for a fund that emphasizes a value style of investing and invests primarily in income-producing equity instruments and debt securities

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance, the S&P 500® Index. The Fund’s performance is also compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to June 1, 2010, the Fund was subadvised by Van Kampen Asset Management, and named AZL Van Kampen Equity and Income Fund.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	16.83%
Lowest (Q4, 2008)	-13.29%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

45

Fund Summaries                                                            AZL® Invesco Equity and Income Fund

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/3/2004)
AZL® Invesco Equity and Income Fund	11.74%	3.91%	5.30%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	3.89%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.37%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Invesco Advisers, Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since inception, are: Thomas B. Bastian, Lead Portfolio Manager, Mary Jayne Maly, James O. Roeder, Mark J. Laskin and Sergio Marcheli, each a Portfolio Manager, and, since June 2010, Chuck Burge, Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

46

Fund Summaries                                                            AZL® Invesco Growth and Income Fund

AZL® Invesco Growth and Income Fund

Investment Objective

The Fund seeks income and long-term growth of capital.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.76%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.11%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.94% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by S&P® or by Moody’s.

In selecting securities for investment the Fund will focus primarily on the security’s potential for income and capital growth. The Fund’s subadviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Fund’s subadviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Fund may invest in securities of small- or medium-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Fund’s subadviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

47

Fund Summaries                                                            AZL® Invesco Growth and Income Fund

The Fund may invest up to 15% of its total assets in REITs and up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking income and growth of capital
•	Pursuing a balanced approach to investments in both growth and income producing securities

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

48

Fund Summaries                                                            AZL® Invesco Growth and Income Fund

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to June 1, 2010, the Fund was subadvised by Van Kampen Asset Management, and named AZL Van Kampen Growth and Income Fund.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	21.78%
Lowest (Q4, 2008)	-20.18%

 Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/1/2001)
AZL® Invesco Growth and Income Fund	12.37%	2.11%	4.02%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.51%	1.28%	3.51%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Invesco Advisers, Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since inception, are: Thomas B. Bastian. Lead Portfolio Manager, and Mary Jayne Maly, James O. Roeder, Mark J. Laskin and Sergio Marcheli, a Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

49

Fund Summaries                                                            AZL® Invesco International Equity Fund

AZL® Invesco International Equity Fund

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses

Fees and expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.13%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.29%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.35% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of foreign issuers that are considered by the Fund’s subadviser to have strong earnings growth. The Fund invests in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in companies located in at least three countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

At the present time, the Fund’s subadviser intends to invest no more than 20% of the Fund’s total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The Fund may also invest up to 20% of its total assets in high-grade short-term securities and debt

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

50

Fund Summaries                                                            AZL® Invesco International Equity Fund

securities, including U.S. Government obligations, investment grade corporate bonds, or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected “bottom-up” on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The subadviser may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk   Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking to add an international stock investment to your portfolio
•	Seeking capital appreciation and are willing to accept the higher volatility associated with investing in foreign stocks

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

51

Fund Summaries                                                            AZL® Invesco International Equity Fund

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	18.20%
Lowest (Q4, 2008)	-20.57%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/1/2002)
AZL® Invesco International Equity Fund	12.52%	5.18%	7.67%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	8.21%	2.94%	7.26%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Invesco Advisers, Inc. serves as the subadviser to the Fund.

The Fund’s portfolio managers are: Shuxin Cao, Lead Portfolio Manager, since 2003; Jason T. Holzer, Lead Portfolio Manager, since inception; Clas G. Olsson, Lead Portfolio Manager, since inception; Barrett K. Sides, Lead Portfolio Manager, since inception; Matthew W. Dennis, Portfolio Manager, since 2003.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

52

Fund Summaries                                                            AZL® JPMorgan International Opportunities Fund

AZL® JPMorgan International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.34%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.02% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries primarily include those in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is the Fund’s benchmark; emerging markets include most other countries in the world not in the MSCI EAFE Index or Canada. The equity securities in which the Fund may invest include, but are not limited to, common and preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities, and warrants and rights. Under normal market conditions, the Fund invests at least 80% of its net assets in equity investments.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

53

Fund Summaries                                                            AZL® JPMorgan International Opportunities Fund

The Fund will invest substantially in securities denominated in foreign currencies and may seek to enhance returns and manage currency risk where appropriate through managing currency exposure.

In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection.

The subadviser selects securities for the Fund’s portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The subadviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The subadviser may adjust currency exposure to manage risks and reduce currency deviations relative to its benchmark, where practical.

Through its extensive global equity research and analytical systems, the subadviser seeks to generate an information advantage. Using fundamental analysis, the subadviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s subadviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including catalysts that could trigger a change in a stock’s price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund may also invest in real estate investment trusts (REITS) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Country/Regional Risk Political events, financial troubles, or natural disasters may have an adverse affect on the securities markets of a country or region.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® JPMorgan International Opportunities Fund

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Seeking capital appreciation over the long-term
•	Are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of foreign issuers, including in emerging market countries
•	Can withstand the volatility in the value of your shares in the Fund
•	Investing for long-term goals, such as retirement

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance. To provide a more accurate representation of benchmark performance, the Fund changed its benchmark from the Morgan Stanley Capital International (“MSCI”) World Index to the MSCI Europe Australasia and Far East (“MSCI EAFE”) Index. The Fund’s performance is measured against both indices, which are both unmanaged.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.  Prior to May 1, 2011, this Fund was subadvised by Morgan Stanley Investment Management Inc. and was known as AZL Morgan Stanley International Equity Fund.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

55

Fund Summaries                                                            AZL® JPMorgan International Opportunities Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	18.13%
Lowest (Q2, 2010)	-13.71%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/1/2003)
AZL® JPMorgan International Opportunities Fund	5.95%	4.95%	9.29%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	8.21%	2.94%	10.78%(1)
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	12.34%	2.99%	8.72%(1)
(1) The since inception performance data for the MSCI EAFE Index and MSCI World Index is calculated from April 30, 2003.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

J.P. Morgan Investment Management Inc. serves as the subadviser to the Fund.

As of May 1, 2011, the portfolio manager for the Fund is Jeroen Huysinga, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

56

Fund Summaries                                                            AZL® JPMorgan U.S. Equity Fund, Class 2

AZL® JPMorgan U.S. Equity Fund, Class 2

Investment Objective

The Fund seeks to provide high total return from a portfolio of selected equity securities.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.    The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.14%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86.11% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund’s subadviser may moderately underweight or overweight sectors when it believes doing so will benefit performance.

Within each sector, the Fund focuses on those equity securities that the subadviser considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the subadviser seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the S&P 500 Index, the subadviser seeks to limit the Fund’s volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs), and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad market indexes, but also more specific

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

57

Fund Summaries                                                            AZL® JPMorgan U.S. Equity Fund, Class 2

indexes as well, including those relating to particular sectors, markets, regions, and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans relate to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate, or index, may be used as substitutes for securities in which the Fund can invest. The subadviser may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The subadviser may use derivatives to hedge various investments and for risk management.

In managing the Fund, the subadviser employs a three-step process that combines research, valuation, and stock selection.

The subadviser takes an in-depth look at company prospects over a relatively long period – often as much as five years – rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the subadviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

The subadviser then buys and sells equity securities for the Fund according to its own policies, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:

•	Catalysts that could trigger a rise in a stock’s price;

•	High potential reward compared to potential risk; and

•	Temporary mispricings cause by apparent market overreactions.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

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Fund Summaries                                                            AZL® JPMorgan U.S. Equity Fund, Class 2

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking growth of capital
•	Willing to accept the risks associated with investing in mid to large cap growth stocks

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

 Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	16.84%
Lowest (Q4, 2008)	-22.09%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/3/2004)
AZL® JPMorgan U.S. Equity Fund	12.97%	1.96%	3.55%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	3.89%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

59

Fund Summaries                                                            AZL® JPMorgan U.S. Equity Fund, Class 2

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

J.P. Morgan Investment Management Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since 2009, are Thomas Luddy, Managing Director, and Susan Bao, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

60

Fund Summaries                                                            AZL® MFS Investors Trust Fund

AZL® MFS Investors Trust Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.10%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.36% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Massachusetts Financial Services Company (“MFS”), the Fund’s subadviser, normally invests the Fund’s assets primarily in equity securities.  Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the Fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the Fund’s assets in foreign securities.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct

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Fund Summaries                                                            AZL® MFS Investors Trust Fund

investments.  Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking capital appreciation
•	Able to withstand volatility in the value of your investment

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Fund Summaries                                                            AZL® MFS Investors Trust Fund

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	21.27%
Lowest (Q4, 2008)	-25.31%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (4/29/2005)
AZL® MFS Investors Trust Fund	11.01%	4.74%	8.13%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	3.63%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser to the Fund.

T. Kevin Beatty and Nicole M. Zatlyn, both Investment Officers of MFS, have been portfolio managers for the Fund since October 26, 2009.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

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Fund Summaries                                                            AZL® Mid Cap Index Fund

AZL® Mid Cap Index Fund
Investment Objective

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.62%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.31% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

The S&P 400 Index is a market-weighted index composed of approximately 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2010, the market capitalizations of companies in the S&P 400 Index ranged from $87 million to $4.7 billion.

The Fund does not necessarily invest in all of the securities in the S&P 400 Index or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.

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Fund Summaries                                                            AZL® Mid Cap Index Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries                                                            AZL® Mid Cap Index Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2010)	13.31%
Lowest (Q2, 2010)	-10.52%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (May 1, 2009)
AZL® Mid Cap Index Fund	24.67%	34.11%
S&P 400 Midcap Index (reflects no deduction for fees, expenses, or taxes)	26.64%	35.84%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since inception and December 2009, respectively, are:  Debra Jelilian, Managing Director, and Edward Corallo, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

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Fund Summaries                                                            AZL® Money Market Fund

AZL® Money Market Fund

Investment Objective

The Fund seeks current income consistent with stability of principal.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

In pursuit of its goal, the Fund invests in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the Fund may invest in:

1)
U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)
High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)	Unrated notes, paper and other instruments that are determined by the subadviser to be of comparable quality to the instruments described above.

4)	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)	Repurchase agreements relating to the above instruments.

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Fund Summaries                                                            AZL® Money Market Fund

8)	Funding agreements, issued by highly rated U.S. Insurance Companies.

9)	State and local debt issues.

10)	Municipal securities guaranteed by the U.S. government.

The Fund will invest at least 97% of its total assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating.

The Fund seeks to maintain a net asset value of $1.00 per share.

Principal Risks of Investing in the Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Fund may become extremely low and possibly negative.

•
Asset-Backed Securities Risk  Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held trust.  Asset-backed securuities are subject to credit, interest rate, prepayment and extension risks.  These securities also are subject to risk of default of the underlying asset, particulary during periods of economic downturn.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
U.S. Government Obligations Risk  Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United states.

Who May Want To Invest?

Consider investing in this Fund if you:
•	Are seeking preservation of capital
•	Have a low risk tolerance
•	Have a short term investing horizon or goal

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Fund Summaries                                                            AZL® Money Market Fund

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2001)	1.24%
Lowest (Q4, 2010)	0.00%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Ten Years Ended December 31, 2010
AZL® Money Market Fund	0.00%	2.36%	1.95%
Three-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.14%	2.13%	2.12%

The seven-day yield for the period ended December 31, 2010 was 0.00%. For the Fund’s current 7-day yield, telephone 877-833-7113 toll-free.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Institutional Management Corporation serves as the subadviser to the Fund.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

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Fund Summaries                                                            AZL® Morgan Stanley Global Real Estate Fund

AZL® Morgan Stanley Global Real Estate Fund

Investment Objective

The Fund seeks to provide income and capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses(1)	0.18%
Total Annual Fund Operating Expenses	1.33%

(1)	Other Expenses have been restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.85% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The subadviser seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (REOCs), REITs and similar entities established outside the United States (foreign real estate companies). The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The subadviser’s approach emphasizes a bottom-up driven stock selection with a top-down global allocation.

The subadviser actively manages the Fund using a combination of top-down and bottom-up methodologies. The top-down global allocation overweights and underweights of each of the regions contained in the FTSE/EPRA/NAREIT Developed Real Estate Index by focusing on key regional criteria, which include relative valuation, underlying real estate fundamentals, and demographic and macroeconomic considerations (for example, population, employment, household information and income). The subadviser employs a value-driven approach to bottom-up security selection, which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, the subadviser considers broad demographic and macroeconomic factors as well as criteria

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Fund Summaries                                                            AZL® Morgan Stanley Global Real Estate Fund

such as space demand, new construction and rental patterns. The subadviser generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding’s share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Seeking capital growth and income over the long-term
•	Willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry
•	Able to withstand volatility in the value of their shares of the Fund

•	Wishing to add to their investment portfolio a fund that invests primarily in companies operating in the real estate industry.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If

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Fund Summaries                                                            AZL® Morgan Stanley Global Real Estate Fund

they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to June 1, 2010, the Fund was subadvised by Van Kampen Asset Management and was known as the AZL Van Kampen Global Real Estate Fund.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	38.85%
Lowest (Q4, 2008)	-30.62%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (5/1/2006)
AZL® Morgan Stanley Global Real Estate Fund	20.86%	0.42%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses, or taxes)	20.40%	0.42%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Morgan Stanley Investment Management, Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since inception, are:  Theodore R. Bigman, Michael te Paske, Sven van Kemenade and Angeline Ho, each a Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

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Fund Summaries                                                            AZL® Morgan Stanley Mid Cap Growth Fund

AZL® Morgan Stanley Mid Cap Growth Fund

Investment Objective

The Fund seeks capital growth.

Fees and Expenses

Annual Fund Operating Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.15%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.95% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks and other equity securities of mid capitalization growth companies. The Fund considers mid capitalization companies to be those that, at the time of purchase, have market capitalizations within the range of the Russell Midcap Growth Index, which as of December 31, 2010, was between $752 million and $22.1 billion. The Fund may also invest in preferred stocks and securities convertible into common stocks or other equity securities.

The Fund seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Fund typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Fund may purchase and sell certain derivative instruments, such as swaps, structured investments, options, futures and options on futures, for a variety of purposes including, hedging risk management, portfolio management or to earn income. In addition, the Fund may enter into various currency transactions, such as currency forward contracts and currency futures contracts.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Morgan Stanley Mid Cap Growth Fund

The Fund may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities.

The Fund may invest up to 10% of its total assets in real estate investment trusts (REITs).  The Fund may also invest in privately-placed securities.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Currency Risk   Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Seeking capital growth over the long-term
•	Not seeking current income from their investment
•	Able to withstand substantial volatility in the value of their shares of the Fund
•	Wishing to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

74

Fund Summaries                                                            AZL® Morgan Stanley Mid Cap Growth Fund

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to June 1, 2010, the Fund was subadivised by Van Kampen Asset Management and was known as the AZL Van Kampen Mid Cap Growth Fund.

Performance Bar Chart and Table
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	25.30%
Lowest (Q4, 2008)	-28.50%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (5/1/2001)
AZL® Morgan Stanley Mid Cap Growth Fund	32.50%	7.49%	6.93%
Russell MidCap® Growth Index (reflects no deduction for fees and expenses)	26.38%	4.88%	4.67%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Morgan Stanley Investment Management, Inc. serves as the subadviser to the Fund.

The portfolio managers for the Fund, are:  Dennis P. Lynch, since 2003, David S. Cohen, since 2003, Sam G. Chainani, since 2004, and Jason C. Yeung, since September 2007, Managing Directors, and Alexander T. Norton, since 2005, and Armistead B. Nash, since September 2008, Executive Directors.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

75

Fund Summaries                                                            AZL® NFJ International Value Fund

AZL® NFJ International Value Fund

Investment Objective

The Fund seeks long-term growth of capital and income.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	1.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.58% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing normally at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the Fund’s subadviser expects will generate income by paying dividends. The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The Fund’s subadviser uses a value investing style focusing on equity securities of companies whose stocks the Fund’s portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund's initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (changes in stock price relative to changes in overall market prices), earnings estimate revisions (changes in analysts' earnings-per-share estimates), and fundamental changes. The portfolio managers also classify the Fund's selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® NFJ International Value Fund

for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield, or other favorable qualitative metrics.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Focused Investment Risk  Investing in a relatively small number of issuers, industries, or regions involves added risk.  Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Currency Risk   Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance, the MSCI AC World Index ex US. The Fund’s performance also is compared to MSCI EAFE Index, which shows how the Fund’s performance compares with the returns of a broad index of equity securities in developed markets.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

77

Fund Summaries                                                            AZL® NFJ International Value Fund

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	14.41%
Lowest (Q2, 2010)	-10.50%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (5/1/2009)
AZL® NFJ International Value Fund	9.67%	27.63%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	8.21%	26.16%
MSCI AC World Index ex US (reflects no deduction for fees, expenses, or taxes)	11.60%	30.53%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

NFJ Investment Group LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since inception, are:  Ben Fischer, CFA, Portfolio Manager/Analyst, Managing Director; Paul Magnuson, Portfolio Manager/Analyst, Managing Director; Thomas Oliver, CPA, CFA, Portfolio Manager/Analyst, Managing Director; R. Burns McKinney, CFA, Portfolio Manager/Analyst, Managing Director; and L. Baxter Hines, Portfolio Manager/Analyst.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

78

Fund Summaries                                                            AZL® Russell 1000 Growth Index Fund

AZL® Russell 1000 Growth Index Fund

Investment Objective

The Fund seeks to match the total return of the Russell 1000 Growth Index.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.44%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.88%
Expense Reimbursement(1)	-0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.85%
(1)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and Expenses), to 0.84% through April 30, 2012. After April 30, 2012, the Manager may terminate the contract for any reason on 30 days written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 years	10 Years
$87	$278	$485	$1,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From April 30, 2010 through December 31, 2010, the Fund’s portfolio turnover rate was 28.90% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests in all stocks in the Russell 1000® Growth Index (the “Index”) in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

79

Fund Summaries                                                            AZL® Russell 1000 Growth Index Fund

segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

Performance information is not presented because the Fund has not had a full calendar year of operations.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since inception, are:  Debra Jelilian, Managing Director, and Edward Corallo, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

80

Fund Summaries                                                            AZL® Russell 1000 Value Index Fund

AZL® Russell 1000 Value Index Fund

Investment Objective

The Fund seeks to match the total return of the Russell 1000 Value Index.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.44%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From April 30, 2010 through December 31, 2010, the Fund’s portfolio turnover rate was 24.70% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests in all stocks in the Russell 1000® Value Index (the “Index”) in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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Fund Summaries                                                            AZL® Russell 1000 Value Index Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Value Stocks Risk Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

Performance information is not presented because the Fund has not had a full calendar year of operations.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since inception, are:  Debra Jelilian, Managing Director, and Edward Corallo, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

82

Fund Summaries                                                            AZL® S&P 500 Index Fund, Class 1 and Class 2

AZL® S&P 500 Index Fund, Class 1 and Class 2

Investment Objective

The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®).

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.17%	0.17%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.29%	0.54%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$30	$93	$163	$368
Class 2	$55	$173	$302	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.71% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The subadviser normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

The subadviser attempts to have a correlation between the Fund’s performance and that of the S&P 500® Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.

In seeking to match the performance of the index, the subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the subadviser may find it

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

83

Fund Summaries                                                            AZL® S&P 500 Index Fund, Class 1 and Class 2

advantageous to purchase a representative sample of the stocks comprising the index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement

•	Seeking long-term growth of capital through broad exposure to better established U.S. companies

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

84

Fund Summaries                                                            AZL® S&P 500 Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	15.75%
Lowest (Q4, 2008)	-22.35%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (Class 1 – 5/14/2007 and Class 2 – 5/1/2007)
AZL® S&P 500 Index Fund (Class 1)	14.75%	-3.19%
AZL® S&P 500 Index Fund (Class 2)	14.57%	-3.01%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	-2.31%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since October 2009 and December 2009, respectively, are:  Debra Jelilian, Managing Director, and Edward Corallo, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

85

Fund Summaries                                                            AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	1.23%	1.23%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.45%	1.70%
Expense Reimbursement(1)	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	1.40%	1.65%

(1)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.40% for Class 1 and 1.65% for Class 2 through April 30, 2012. After April 30, 2012, the Manager may terminate the contract for any reason on 30 days written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$143	$454	$787	$1,731
Class 2	$168	$531	$918	$2,004

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101.09% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers. The Fund may use derivatives for purposes of complying with this policy. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and index-linked warrants. The Fund may also invest in sponsored or unsponsored American Depositary Receipts, Global Depository Receipts, European Depository Receipts or other similar

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Fund Summaries                                                            AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

securities representing ownership of foreign securities. The Fund may also invest in securities of closed-end investment companies and exchange-traded funds (“ETFs”), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has “emerging market” or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

The Fund invests in equity securities of issuers domiciled or doing business in “emerging market” countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund’s subadviser currently considers “emerging market” issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the Morgan Stanley Capital World Index. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At times, the Fund’s subadviser may determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund’s investments. The Fund’s subadviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund’s assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

The Fund invests in issuers and countries that its subadviser believes offer the potential for capital growth. In identifying investments for the Fund, the Fund’s subadviser considers a variety of factors, including the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund’s subadviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the Fund’s subadviser believes they are fully priced or to take advantage of other investments the Fund’s subadviser considers more attractive.

The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund’s subadviser may hedge some of the Fund’s foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

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Fund Summaries                                                            AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Initial Public Offerings Risk  Securities purchased in initial public offerings (IPOs) may be issued by companies with limited operating histories or companies that are undercapitalized.  The trading market for these securities may be limited.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking long-term capital growth from foreign investments
•	Willing to assume the greater risks of share price fluctuations and losses that are typical of an aggressive fund focusing on growth stock instruments
•	Willing to assume the risks of investing in emerging foreign countries

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries                                                            AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	31.94%
Lowest (Q3, 2008)	-27.35%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (Class 1 – 5/6/2007 and Class 2 – 5/1/2006)
AZL® Schroder Emerging Markets Equity Fund (Class 1)	12.61%	3.04%
AZL® Schroder Emerging Markets Equity Fund (Class 2)	12.40%	5.42%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	19.20%	9.62%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Schroder Investment Management North America Inc. serves as the subadviser to the Fund.

The portfolio managers for the Fund, since December 2007, are:  Allan Conway, Head of Emerging Market Equities; Robert Davy, Fund Manager, Equities; James Gotto Fund Manager, Equities; and Waj Hashmi, Fund Manager, Equities.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

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Fund Summaries                                                            AZL® Small Cap Stock Index Fund

AZL® Small Cap Stock Index Fund

Investment Objective

The Fund seeks to match the performance of the Standard & Poor’s (S&P) SmallCap 600 Index®.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.26%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.38% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The subadviser invests in a representative sample of stocks included in the S&P SmallCap 600 Index® and in futures whose performance is related to the index, rather than attempting to replicate the index.

The subadviser attempts to have a correlation between the Fund’s performance and that of the index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The subadviser selects the Fund’s investments using a “sampling” process based on market capitalization, industry representation, and other means. Using this sampling process, the Fund typically will not invest in all 600 stocks in the S&P SmallCap 600 Index®. However, at times, the Fund may be fully invested in all the stocks that comprise the index. Under these circumstances, the Fund maintains approximately the same weighting for each stock as the index does.

The S&P SmallCap 600 Index® is composed of 600 domestic stocks with market capitalizations ranging between approximately $300 million and $2.0 billion, depending on index composition. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the total shares outstanding of the company, which means larger companies with more available float shares have greater representation in the index than smaller ones.

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Fund Summaries                                                            AZL® Small Cap Stock Index Fund

In seeking to match the performance of the index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement

•	Seeking long term growth of capital from broad exposure to equities of smaller companies

•	Willing to accept the risk associated with securities of smaller, less-established companies

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries                                                            AZL® Small Cap Stock Index Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.83%
Lowest (Q4, 2008)	-25.21%

Average Annual Total Returns

	One Year Ended December 31, 2010	Since Inception (5/1/2007)
AZL® Small Cap Stock Index Fund	25.49%	0.51%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	26.31%	0.89%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since October 2009 and December 2009, respectively, are:  Debra Jelilian, Managing Director, and Edward Corallo, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

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Fund Summaries                                                            AZL® Turner Quantitative Small Cap Growth Fund

AZL® Turner Quantitative Small Cap Growth Fund
Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	1.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97.13% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small market capitalizations. Small capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of the market capitalizations of companies included in the Russell 2000 Growth Index. These securities may be traded over the counter or listed on an exchange.

The subadviser selects securities for the Fund’s portfolio that it believes, based on a quantitative model, have strong earnings growth potential. The Fund’s investment strategy is to invest in companies that receive high rankings from the subadviser’s proprietary quantitative model. The model seeks to identify attractive small cap growth securities based on such growth characteristics as superior earnings prospects, reasonable valuations, and other fundamental characteristics believed to have predictive value. The subadviser will seek to maintain sector weightings that approximate those of the Russell 2000 Growth Index, the Fund’s benchmark.

Generally, the subadviser sells securities when a stock’s ranking declines relative to its peers.

The Fund may invest in foreign securities listed on U.S. exchanges and in initial public offerings.

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Fund Summaries                                                            AZL® Turner Quantitative Small Cap Growth Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Initial Public Offerings Risk  Securities purchased in initial public offerings (IPOs) may be issued by companies with limited operating histories or companies that are undercapitalized.  The trading market for these securities may be limited.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Who May Want To Invest?

Consider investing in this Fund if you are:
•	Investing for long-term goals, such as retirement
•	Seeking long-term growth of capital
•	Willing to accept the risk of investing in smaller capitalization stocks for the potential reward of greater capital

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries                                                            AZL® Turner Quantitative Small Cap Growth Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.27%
Lowest (Q4, 2008)	-26.57%

Average Annual Total Returns

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Since Inception (April 29, 2005)
AZL® Turner Quantitative Small Cap Growth Fund	28.83%	2.52%	4.32%
Russell 2000® Growth Index (reflects no deduction for fees, expenses and taxes)	29.09%	5.30%	7.98%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Turner Investment Partners, Inc. serves as the subadviser to the Fund.

The portfolio manager for the Fund is:  David Kovacs, CFA, Chief Investment Officer of Quantitative Strategies (since 2007).

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 96 in this prospectus.

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Fund Summaries                                                            Tax Information and Financial Intermediary Compensation

TAX INFORMATION

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”).  Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract.  You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

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More About the Funds                                                                                                                          Overview

MORE ABOUT THE FUNDS

Overview

The Allianz Variable Insurance Products Trust (the “VIP Trust”) consists of 29 separate investment portfolios (together, the “Funds,” “VIP Funds” or “Allianz VIP Funds,” and each individually, a “Fund,” “VIP Fund,” or “Allianz VIP Fund”). Each Fund is a diversified open-end fund and a series of the VIP Trust. Within the scope of an investment program approved by the Board of Trustees to the VIP Funds (the “Board,” the “Trustees” or the “Board of Trustees”), the Funds are managed by Allianz Investment Management LLC (the “Manager”), which in turn has retained certain asset management firms (the “subadvisers”) to make investment decisions on behalf of the Funds. The Manager selected each subadviser based on the subadviser’s experience with the investment strategy for which it was selected. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.

This prospectus is designed to help you make informed decisions about certain investment options available under your Contract. You will find details about how your Contract works in the related Contract prospectus.

This prospectus summarizes key information about the Funds, including information regarding the investment objectives, strategies and risks and performance and fees for all the Funds. “You” and “your” refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through the Contracts.

The Funds have the flexibility to make portfolio investments and engage in investment techniques that differ from the strategies discussed in this prospectus.

Unless otherwise indicated, any percentage limitation on a Fund’s holdings set forth in the summaries above is applied only when that particular type of security is purchased.

Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.

Certain of the Funds may have names, investment objectives, strategies, portfolio manager(s), and characteristics that are substantially similar to other mutual funds managed by the subadvisers. However, the asset size, portfolio composition, fees, and expenses of a Fund may be different from those of any similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Funds may be added or removed from the VIP Trust from time to time.

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More About the Funds                                                                                                         Overview

The following Funds have names that suggest a focus on a particular type of investment:

AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Enhanced Bond Index Fund
AZL Franklin Small Cap Value Fund
AZL Invesco Equity and Income Fund
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL Schroder Emerging Markets Equity Fund
AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund

In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (exclusive of collateral received in connection with securities lending) in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” policy, which means that it may be changed without the vote of a majority of a Fund’s outstanding shares as defined in the 1940 Act. The name of each of these Funds may be changed at any time by a vote of the Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

The investment objective of each Fund, except the AZL Money Market Fund, may be changed by the Trustees without shareholder approval.

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More About the Funds                                                                                                                            Overview

The following chart identifies each Fund, its subadviser(s), and certain affiliates of the subadvisers:

Fund	subadviser
AZL Allianz AGIC Opportunity Fund	Allianz Global Investors Capital LLC (affiliated with the Manager and NFJ Investment Group LLC)
AZL BlackRock Capital Appreciation Fund	BlackRock Capital Management, Inc. (affiliated with BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, and BlackRock Investment Management, LLC)
AZL Columbia Mid Cap Value Fund	Columbia Management Investment Advisers, LLC
AZL Columbia Small Cap Value Fund	Columbia Management Investment Advisers, LLC
AZL Davis New York Venture Fund	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund	The Dreyfus Corporation (affilated with the Custodian)
AZL Eaton Vance Large Cap Value Fund	Eaton Vance Management
AZL Enhanced Bond Index Fund	BlackRock Financial Management, Inc. (affiliated with BlackRock Capital Management, Inc., BlackRock Institutional Management Corporation and BlackRock Investment Management, LLC)
AZL Franklin Small Cap Value Fund	Franklin Advisory Services, LLC (affiliated with, Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Global Advisors Limited)
AZL Franklin Templeton Founding Strategy Plus Fund
Franklin Mutual Advisers, LLC (Mutual Shares)/ Templeton Global Advisors Limited (Templeton Growth)/ Franklin Advisers, Inc. (Franklin Income Securities and Templeton Global Bond) (affiliated with Franklin Advisory Services, LLC)

AZL Gateway Fund	Gateway Investment Advisers, LLC
AZL International Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Institutional Management Corporation)
AZL Invesco Equity and Income Fund	Invesco Advisers, Inc.
AZL Invesco Growth and Income Fund	Invesco Advisers, Inc.
AZL Invesco International Equity Fund	Invesco Advisers, Inc.
AZL JPMorgan International Opportunities Fund	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund	Massachusetts Financial Services Company
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Institutional Management Corporation)
AZL Money Market Fund	BlackRock Institutional Management Corporation (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC )
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund	Morgan Stanley Investment Management Inc.
AZL NFJ International Value Fund	NFJ Investment Group LLC (affiliated with the Manager and Allianz Global Investors Capital LLC)
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Institutional Management Corporation)
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Institutional Management Corporation)
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Institutional Management Corporation)
AZL Schroder Emerging Markets Equity Fund	Schroder Investment Management North America Inc.
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Institutional Management Corporation)
AZL Turner Quantitative Small Cap Growth Fund	Turner Investment Partners, Inc.

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The following chart identifies Funds which have changed name or subadvisers during the last year:

Date	Current Fund name (subadviser)	Previous Fund name (subadviser)
June 1, 2010	AZL Morgan Stanley Global Real Estate Fund AZL Morgan Stanley Mid Cap Growth Fund (Morgan Stanley Investment Management Inc.)	AZL Van Kampen Global Real Estate Fund AZL Van Kampen Mid Cap Growth Fund (Van Kampen Asset Management)
July 1, 2010	AZL Allianz AGIC Opportunity Fund (Allianz Global Investors Capital LLC)	AZL OCC Opportunity Fund (Oppenheimer Capital LLC)
May 1, 2011	AZL JPMorgan International Opportunities Fund(1) (J.P. Morgan Investment Management Inc.)	AZL Morgan Stanley International Equity Fund (Morgan Stanley Investment Management Inc.)
	AZL Invesco Equity and Income Fund(2) AZL Invesco Growth and Income Fund(2) (Invesco Advisers, Inc.)	AZL Van Kampen Equity and Income Fund AZL Van Kampen Growth and Income Fund (Invesco Advisers, Inc.)
(1) Prior to June 1, 2010, this Fund was known as the AZL Van Kampen International Equity Fund, and was subadvised by Van Kampen Asset management.

(2) Prior to June 1, 2010, these Funds were subadvised by Van Kampen Asset Management.

At a Special Meeting of Shareholders held on October 13, 2010, shareholders of AZL Allianz AGIC Growth Fund (“AGIC Growth”) approved an Agreement and Plan of Reorganization (the “Plan”) between AGIC Growth and AZL BlackRock Capital Appreciation Fund (“BlackRock”). Under the Plan, effective October 15, 2010, a “Reorganization” was completed whereby BlackRock has acquired all of the assets and assumed all of the liabilities of AGIC Growth in exchange for shares of BlackRock. Shares of BlackRock have been distributed proportionately to the shareholders of AGIC Growth in complete liquidation of AGIC Growth and the assumption of AGIC Growth’s liabilities. As a result of the Reorganization, AGIC Growth is no longer available.

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Fund Operating Expense Limitation Agreements

The Manager and each of the following Funds have entered into a written agreement, through April 30, 2012, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the amount set forth below. After April 30, 2012, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Name of Fund	Operating Expense Limitation (through April 30, 2012)
	Class 1	Class 2
Allianz AGIC Opportunity Fund	N/A	1.35%
BlackRock Capital Appreciation Fund	N/A	1.20%
Columbia Mid Cap Value Fund	N/A	1.30%
Columbia Small Cap Value Fund	1.10%	1.35%
Davis New York Venture Fund	0.95%	1.20%
Dreyfus Equity Growth Fund	N/A	1.20%
Eaton Vance Large Cap Value Fund	N/A	1.20%
Enhanced Bond Index Fund	N/A	0.70%
Franklin Small Cap Value	N/A	1.35%
Franklin Templeton Founding Strategy Fund	N/A	1.20%
Gateway Fund	N/A	1.25%
International Index Fund	N/A	0.77%
Invesco Equity and Income Fund	N/A	1.20%
Invesco Growth and Income Fund	N/A	1.20%
Invesco International Equity Fund	N/A	1.45%
JPMorgan International Opportunities Fund	N/A	1.39%
JPMorgan U.S. Equity Fund	0.95%	1.20%
MFS Investors Trust Fund	N/A	1.20%
Mid Cap Index Fund	N/A	0.71%
Money Market Fund	N/A	0.87%
MS Global Real Estate Fund	N/A	1.35%
MS Mid Cap Growth Fund	N/A	1.30%
NJF International Value Fund	N/A	1.45%
Russell 1000 Growth Fund	N/A	0.84%
Russell 1000 Value Fund	N/A	0.84%
S&P 500 Index Fund	0.46%	0.71%
Schroder Emerging Markets Equity Fund	1.40%	1.65%
Small Cap Stock Index Fund	N/A	0.71%
Turner Quantitative Small Cap Growth Fund	N/A	1.35%

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Investment Strategies

Temporary Defensive Positions

For temporary defensive purposes or when cash is temporarily available, each of the Funds may invest in investment grade, short term debt instruments, including government, corporate, and money market securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Frequent Trading

Each of the following Funds may engage in frequent trading in order to achieve its investment objectives. Frequent trading may result in higher transaction costs, which adversely affects a Fund’s performance.

•	AZL Allianz AGIC Opportunity Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund
•	AZL Enhanced Bond Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund
•	AZL NFJ International Value Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Turner Quantitative Small Cap Growth Fund

AZL Franklin Templeton Founding Strategy Plus Fund

The following briefly describes the investment goals and strategies of the four strategies currently utilized by the Fund. The Manager may recommend additional or different strategies for investment, without seeking the approval of shareholders.

Mutual Shares Strategy

The investment objective of the Mutual Shares Strategy is capital appreciation, with income as a secondary goal. Under normal market conditions, the strategy invests primarily in equity securities, including securities convertible into, or that the strategy’s subadviser expects to be exchanged for, common or preferred stock, of U.S. and foreign companies that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, under normal market conditions, the Mutual Shares Strategy invests primarily in undervalued securities and, to a lesser extent, in risk arbitrage securities and distressed companies. It invests the equity portion of its portfolio primarily in companies with market capitalization values greater than $5 billion. It also may invest a significant amount of its assets in small capitalization companies. While the strategy generally purchases securities for investment purposes, the subadviser may seek to influence or control management, or invest in other companies that do so, when the subadviser believes the strategy may benefit. The strategy may invest a significant portion (up to 35%) of assets in foreign investments, which may include sovereign debt and participations in foreign government debt. The strategy may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the subadviser's opinion, it would be advantageous to the strategy to do so. The strategy may also, from time to time, attempt to hedge against market risk using a variety of derivatives. The strategy may also engage from time to time in an “arbitrage” strategy (generally by buying one security while at the same time selling short another security).

Templeton Growth Strategy

The investment objective of the Templeton Growth Strategy is long-term capital growth. Under normal market conditions, the strategy invests primarily in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets and in depositary receipts. It may from time to time have significant investments in particular countries or in particular sectors. In addition to its main investments, depending upon current market conditions, the strategy may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. In selecting equity investments, the strategy’s subadviser applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the

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company’s long-term earnings, asset value, and cash flow potential. The subadviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins, liquidation value, and various other metrics to determine the intrinsic value of a stock.

Franklin Income Strategy

The investment objective of the Franklin Income Strategy is to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the strategy invests in a diversified portfolio of debt and equity securities. The strategy may shift its investments from one asset class to another based on the subadviser’s analysis of the best opportunities for the strategy’s portfolio in a given market. The equity securities in which the strategy invests consist primarily of common stocks. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, mortgage and asset-backed securities, debentures, and shorter term instruments. The strategy seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the manager believes are attractive. The strategy may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as “junk bonds”), including a portion in defaulted securities. The strategy maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the strategy may have significant investments in particular sectors. The strategy may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts.

The subadviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It generally performs independent analysis of the debt securities being considered for the strategy’s portfolio, rather than relying principally on the ratings assigned by rating organizations. In analyzing debt and equity securities, the subadviser considers a variety of factors, including:

•	a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

•	the experience and strength of the company’s management;

•	the company’s changing financial condition and market recognition of the change;

•	the company’s sensitivity to changes in interest rates and business conditions; and

•	the company’s debt maturity schedules and borrowing requirements.

When choosing equity investments, the subadviser applies a “bottom-up,” long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers a company’s price/earnings ratio, profit margins and liquidation value.

Templeton Global Bond Strategy

The investment objective of the Templeton Global Bond strategy is current income with capital appreciation and growth of income. Under normal market conditions, the strategy invests at least 80% of its net assets in bonds, including debt securities of any maturity, such as bonds, notes, bills and debentures.

The strategy invests predominantly in bonds issued by governments and government agencies located around the world. In addition, the strategy’s assets will be invested in issuers located in at least three countries (including the U.S.). Under normal market conditions, the strategy will invest at least 40% of its net assets in foreign securities. In addition, the strategy’s assets will be invested in issuers located in at least three countries (including the U.S.).

Although the strategy may buy bonds rated in any category, it focuses on “investment grade” bonds, which are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor’s (S&P®) or Moody’s Investors Service (Moody’s) or, if unrated, determined by the subadviser to be comparable. The strategy may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The strategy may invest without limit in developing markets.

For purposes of pursuing its investment goals, the strategy may enter into various currency related transactions involving derivative instruments, including currency and cross currency forwards and currency and currency index futures

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contracts. The use of these derivative transactions may allow the strategy to obtain net long or net negative (short) exposure to selected currencies. The strategy may also enter into interest rate and credit related transactions involving derivative instruments, including interest rate and credit default swaps, bond/interest rate futures contracts and options thereon. The use of these derivative transactions may allow the strategy to obtain net long or net short exposures to selected interest rates, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

The subadviser allocates the strategy’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

AZL Gateway Fund

The following is additional information regarding the Fund’s investment strategies.

Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price.

Because the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s volatility is expected to be closer to intermediate- to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments.

The Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The subadviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of U.S.-exchange-traded equities that meets criteria and constraints established by the subadviser. Generally, the subadviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also considering other factors, such as predicted dividend yield. The subadviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. The subadviser expects the portfolio to generally represent the broad U.S. equity market.

Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Purchasing Index Put Options

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

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Other Investments

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the 1940 Act. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

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Investment Risks

The following provides additional information regarding the principal risks of investing in the Funds:

Asset-Backed Securities Risk
•AZL Money Market Fund
Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust.  Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.  The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets.  These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.  Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities.  In addition, certain asset-backed securities are based on loans that are unsecurued, which means that there is no collateral to seize if the underlying borrower defults.

Call Risk
•AZL Enhanced Bond Index Fund •AZL Franklin Templeton Founding Strategy Plus Fund •AZL Invesco Equity and Income Fund •AZL Money Market Fund
If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

Capitalization Risk
•AZL Allianz AGIC Opportunity Fund
•AZL BlackRock Capital Appreciation Fund
•AZL Columbia Mid Cap Value Fund
•AZL Columbia Small Cap Value Fund
•AZL Franklin Small Cap Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Growth and Income Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL Mid Cap Index Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Small Cap Stock Index Fund
•AZL Turner Quantitative Small Cap Growth Fund

To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.

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Convertible Securities Risk
•AZL Allianz AGIC Opportunity Fund
•AZL BlackRock Capital Appreciation Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Schroder Emerging Markets Equity Fund

The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

Correlation Risk
•AZL Gateway Fund	The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.

Country/ Regional Risk
•AZL JPMorgan International Opportunities Fund
Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country’s or a region’s securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

Credit Risk
•AZL Allianz AGIC Opportunity Fund
•AZL BlackRock Capital Appreciation Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL JPMorgan International Opportunities Fund
•AZL NFJ International Value Fund

Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund’s shares.

•AZL Money Market Fund	Although credit risk is low because the Fund invests only in high quality obligations, if an issuer fails to pay interest or repay principal, the value of the Fund’s assets could decline.

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Currency Risk
•AZL Allianz AGIC Opportunity Fund
•     AZL Davis New York Venture Fund
•AZL Dreyfus Equity Growth Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL MFS Investors Trust Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Schroder Emerging Markets Equity Fund

Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

Derivatives Risk
•AZL Allianz AGIC Opportunity Fund
•AZL BlackRock Capital Appreciation Fund
•AZL Dreyfus Equity Growth Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL Mid Cap Index Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Russell 1000 Growth Index Fund
•AZL Russell 1000 Value Index Fund
•AZL S&P 500 Index Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Small Cap Stock Index Fund

The Funds listed may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency. For more information, see “Additional Information on Portfolio Instruments and Investment Policies – Derivative Instruments” in the Funds’ Statement of Additional Information.

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Dividend Risk
•AZL Dreyfus Equity Growth Fund •AZL Eaton Vance Large Cap Value Fund	There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Emerging Markets Risk
•AZL Davis New York Venture Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund

In addition to the risks described under “Foreign Risk”, issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

•AZL Schroder Emerging Markets Equity Fund
Emerging markets may have less developed trading markets and exchanges. Emerging countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions of withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than stocks of issuers in the U.S. and other developed countries and may be very speculative.

ETF and Investment Company Risk
•AZL JPMorgan U.S. Equity Fund •AZL Schroder Emerging Markets Equity Fund
The Fund may invest in ETFs or shares of open-end or closed-end investment companies, including single country funds. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Extension Risk
•AZL Enhanced Bond Index Fund	When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.

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Focused Investment Risk
•AZL NFJ International Value Fund
Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.

Foreign Risk
•AZL Allianz AGIC Opportunity Fund
•AZL Columbia Mid Cap Value Fund
•AZL Columbia Small Cap Value Fund
•AZL Davis New York Venture Fund
•AZL Dreyfus Equity Growth Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Small Cap Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Gateway Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Turner Quantitative Small Cap Growth Fund

Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•AZL Money Market Fund
The Fund may invest in obligations of foreign banks and other foreign issuers that involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

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More About the Funds                                                  Investment Risks

Growth Stocks Risk
•AZL Allianz AGIC Opportunity Fund
•AZL BlackRock Capital Appreciation Fund
•AZL Dreyfus Equity Growth Fund
•AZL Invesco International Equity Fund
•AZL MFS Investors Trust Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Russell 1000 Growth Index Fund
•AZL Turner Quantitative Small Cap Growth Fund

The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

Headline Risk
•AZL Davis New York Venture Fund
The subadviser seeks to acquire companies with expanding earnings at value prices. They may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While the subadviser researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover.

Income Risk
•AZL Franklin Templeton Founding Strategy Plus Fund •AZL Invesco Equity and Income Fund •AZL Money Market Fund	Income risk is the chance that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term bonds.

Index Fund Risk
•AZL Enhanced Bond Index Fund
•AZL International Index Fund
•AZL Mid Cap Index Fund
•AZL Russell 1000 Growth Index Fund
•AZL Russell 1000 Value Index Fund
•AZL S&P 500 Index Fund
•AZL Small Cap Stock Index Fund

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund’s expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.

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More About the Funds                                                  Investment Risks

Industry Sector Risk
•AZL Allianz AGIC Opportunity Fund
The value of the Fund’s shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology. The technology sector historically has had greater stock price fluctuation as compared to the general market. By focusing on the technology sector of the stock market rather than a broad spectrum of companies, the Fund’s share price will be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.

•AZL Davis New York Venture Fund • AZL Invesco Equity and Income Fund
At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

•AZL Columbia Small Cap Value Fund •AZL Dreyfus Equity Growth Fund •AZL Franklin Templeton Founding Strategy Plus Fund
At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

•AZL Money Market Fund
Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

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More About the Funds                                                  Investment Risks

Initial Public Offerings Risk
•AZL Allianz AGIC Opportunity Fund •AZL Schroder Emerging Markets Equity Fund •AZL Turner Quantitative Small Cap Growth Fund
The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interest Rate Risk
•AZL BlackRock Capital Appreciation Fund •AZL Eaton Vance Large Cap Value Fund •AZL Invesco Growth and Income Fund •AZL Invesco International Equity Fund
Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

•AZL Money Market Fund
This is the risk that changes in nominal interest rates, which consist of a real interest rate and the expected rate of inflation, will affect the value of the Fund’s investments in income-producing or debt securities. Although the value of money market investments is less sensitive to interest rate risk than longer-term securities, increases in nominal interest rates may cause the value of the Fund’s investments to decline.

•AZL Enhanced Bond Index Fund •AZL Franklin Templeton Founding Strategy Plus Fund
As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

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More About the Funds                                                  Investment Risks

Issuer Risk
•All of the Funds
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Leveraging Risk
•AZL BlackRock Capital Appreciation Fund •AZL Enhanced Bond Index Fund •AZL MFS Investors Trust Fund
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Liquidity Risk
•AZL Allianz AGIC Opportunity Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Enhanced Bond Index Fund
•AZL JPMorgan International Opportunities Fund
•AZL MFS Investors Trust Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Schroder Emerging Markets Equity Fund

Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•AZL Money Market Fund	The Fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

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More About the Funds                                                  Investment Risks

Market Risk
•All of the Funds
The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.

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More About the Funds                                                  Investment Risks

Mortgage-Related and Other Asset-Backed Risk
•AZL Enhanced Bond Index Fund •AZL Invesco Equity and Income Fund
The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Options Risk
•AZL Gateway Fund
The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

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More About the Funds                                                  Investment Risks

Portfolio Turnover
•AZL Allianz AGIC Opportunity Fund
•AZL Dreyfus Equity Growth Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Enhanced Bond Index Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL NFJ International Value Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Turner Quantitative Small Cap Growth Fund

The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund’s performance.

Real Estate Investments Risk
•AZL Columbia Mid Cap Value Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Gateway Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL Morgan Stanley Mid Cap Growth Fund

The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

•AZL Morgan Stanley Global Real Estate Fund
Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

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More About the Funds                                                  Investment Risks

Repurchase Agreements and Purchase and Sale Contracts Risks
•AZL Enhanced Bond Index Fund •AZL Money Market Fund
If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

Security Quality Risk (also known as “High Yield Risk”)
•AZL Eaton Vance Large Cap Value Fund •AZL Franklin Templeton Founding Strategy Plus Fund
The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

Selection Risk
•AZL Allianz AGIC Opportunity Fund
•AZL BlackRock Capital Appreciation Fund
•AZL Columbia Mid Cap Value Fund
•AZL Columbia Small Cap Value Fund
•AZL Davis New York Venture Fund
•AZL Dreyfus Equity Growth Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Franklin Small Cap Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Gateway Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Turner Quantitative Small Cap Growth Fund

The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund’s assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

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More About the Funds                                                  Investment Risks

Special Situations Risk
•AZL Franklin Templeton Founding Strategy Plus Fund
Periodically, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the subadviser perceives to be “special situations”, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Fund’s investment might not produce the expected gains or could incur a loss for the portfolio.

U.S. Government Obligations Risks
•AZL Money Market Fund
Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Value Stocks Risk
•AZL Columbia Mid Cap Value Fund
•AZL Columbia Small Cap Value Fund
•AZL Davis New York Venture Fund
•AZL Eaton Vance Large Cap Value Fund
•AZL Franklin Small Cap Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL NFJ International Value Fund
•AZL Russell 1000 Value Index Fund

The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.

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FUND MANAGEMENT

FUND MANAGEMENT

The Manager

Allianz Investment Management LLC serves as the Manager for the Funds pursuant to the terms of an investment management agreement. The Manager has signed subadvisory agreements or portfolio management agreements (“Subadvisory Agreements”) with various subadvisers for portfolio management functions for the Funds. The subadvisers manage the portfolio securities of the Funds and provide additional services including research, selection of brokers and similar services. The Manager compensates the subadvisers for their services as provided in the Subadvisory Agreements. A discussion of the Board of Trustees’ basis for approving the Funds’ Investment Management Agreement with the Manager and the Subadvisory Agreements with the subadvisers is available in the Funds’ Annual Reports for the year ended December 31, 2010, and will be available in the Funds’ Semi-Annual Reports for the six-month period ended June 30, 2011.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager’s other clients are the Allianz Variable Insurance Products Fund of Funds Trust and two unregistered investment pools, and various affiliated entities. As of December 31, 2010, the Manager had aggregate assets under management of $8.68 billion. The Manager monitors and reviews the activities of each of the subadvisers.

Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust.  Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998.  Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010.  Mr Muench is also a vice president of Allianze Life.  Previously, Mr. Muench held positions with The Principal Financial Group.

The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

The Subadvisers of the Funds

Subadviser	Fund(s)
Allianz Global Investors Capital LLC (“AGIC”) is a Delaware limited liability company and is a registered investment adviser under the Investment Advisers Act of 1940. Its principal place of business is 600 West Broadway, Suite 2900, San Diego, California 92101 with additional offices located in New York and Texas.  As of December 31, 2010, AGIC had aggregate assets under management of $49 billion.  AGIC is affiliated with the Manager.
AZL Allianz AGIC Opportunity Fund
BlackRock Capital Management, Inc. (“BlackRock Capital”) was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock Capital is a wholly-owned, indirect subsidiary of BlackRock, Inc. BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
AZL BlackRock Capital Appreciation Fund

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BlackRock Financial Management, Inc. (“BlackRock Financial”) has its principal offices at 800 Scudders Mill Road, Plainsboro, NJ 08536. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
AZL Enhanced Bond Index Fund
BlackRock Institutional Management Corporation (“BlackRock Institutional”) was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809.  BlackRock Institutional is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010.  BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
AZL Money Market Fund
BlackRock Investment Management, LLC (“BlackRock Investment”) has its principal offices at 800 Scudders Mill Road, Plainsboro, NJ 08536. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
AZL International Index Fund AZL Mid Cap Index Fund AZL S&P 500 Index Fund AZL Small Cap Index Fund AZL Russell 1000 Growth Index Fund AZL Russell 1000 Value Index Fund
Columbia Management Investment Advisers, LLC (“CMIA”) is located at 225 Franklin Street, Boston, MA 02110.  In addition to serving as an investment adviser to mutual funds, CMIA acts as investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.  CMIA is registered as an investment advisor with the SEC and is a wholly-owned subsidiary of Ameriprise Financial, Inc.  Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more then 110 years.
AZL Columbia Mid Cap Value Fund AZL Columbia Small Cap Value Fund
Davis Selected Advisers, L.P. (“Davis”) is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis is controlled by its general partner, Davis Investments, LLC. Davis Investments, LLC is a holding company with no business operations. Davis Investments, LLC is controlled by Christopher Davis as sole member. Christopher Davis’s principal business over the last five years has been portfolio manager. Davis has been providing investment advice since 1969. As of December 31, 2010, Davis managed over $71 billion in assets.
AZL Davis New York Venture Fund

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The Dreyfus Corporation (“Dreyfus”) is located at 200 Park Avenue, New York, NY 10166. Founded in 1947, Dreyfus manages approximately $301 billion in 195 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their finacial assets, operating 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt.
AZL Dreyfus Equity Growth Fund
Eaton Vance Management (“Eaton Vance”) is located at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates manage over $185 billion on behalf of mutual funds, institutional clients and individuals, as of December 31, 2010.
AZL Eaton Vance Large Cap Value Fund
Franklin Advisers, Inc. (“Franklin Advisers”) is located at One Franklin Parkway, San Mateo, CA 94403-1906. Together, Franklin Advisers and its affiliates manage over $670 billion in assets as of December 31, 2010.
AZL Franklin Templeton Founding Strategy Plus Fund (Franklin Income Strategy and Templeton Global Bond Strategy)
Franklin Advisory Services, LLC (“Franklin”) is located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Fund’s investment subadviser, and was founded in 1947. Together, Franklin and its affiliates manage over $670 billion in assets as of December 31, 2010.
AZL Franklin Small Cap Value Fund
Franklin Mutual Advisers, LLC (“Franklin Mutual”) is located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078. Together, Franklin Mutual and its affiliates manage over $670 billion in assets as of December 31, 2010.
AZL Franklin Templeton Founding Strategy Plus Fund (Mutual Shares Strategy)
Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadviser of the Fund.  Gateway is a subsidiary of Natixis US.  Gateway had approximately $7.7 billion in assets under management at December 31, 2010.
AZL Gateway Fund
Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree, N.E., Atlanta, GA 30309, is the subadviser to the AZL Invesco International Equity Fund, AZL Invesco Equity and Income Fund, and AZL Invesco Growth and Income Fund.  Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.  Today, Invesco advises or manages investment portfolios, including the Funds, encompassing a broad range of investment objectives.  Invesco is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, GA.  Total net assets under the management of Invesco Ltd. And its affilates was approximantely $616.5 billion as of December 31, 2010.
AZL Invesco Equity and Income Fund AZL Invesco Growth and Income Fund AZL Invesco International Equity Fund
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2010, JPMIM and its affiliates had $1.3 trillion in assets under management.
AZL JPMorgan International Opportunities Fund AZL JPMorgan U.S. Equity Fund

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Massachusetts Financial Services Company (“MFS”) is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $219 billion as of December 31, 2010.
AZL MFS Investors Trust Fund
Morgan Stanley Investment Management Inc. (“MSIM”) is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $272.2 billion under management or supervision as of December 31, 2010. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Funds' assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
AZL Morgan Stanley Global Real Estate Fund AZL Morgan Stanley Mid Cap Growth Fund
NFJ Investment Group LLC (“NFJ”) is a Delaware limited liability company and is a registered investment adviser under the Advisers Act.  Its principal place of business is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. As of December 31, 2010, NFJ had aggregate assets under management of $35.9 billion. NFJ is affiliated with the Manager.
AZL NFJ International Value Fund
Schroder Investment Management North America Inc. (“Schroder”), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, has been a registered investment advisor, together with its predecessor, since 1968, and is part of a worldwide group of financial services companies that are together known as Schroder. Schroder currently serves as investment advisor to other mutual funds, and a broad range of institutional investors. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroder with headquarters located at 31 Gresham Street, London EC2V 7QA, England, serves as the sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets.
AZL Schroder Emerging Markets Equity Fund
Templeton Global Advisors Limited (“Global Advisors”) is located in Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $670 billion in assets as of December 31, 2010.
AZL Franklin Templeton Founding Strategy Plus Fund (Templeton Growth Strategy)
Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is an employee-owned investment management firm founded by Robert E. Turner, Mark D. Turner and Christopher K. McHugh. Turner began managing assets, including institutional assets, in 1990. Turner offers a variety of growth, quantitative, and core/value equity investment strategies across all market capitalizations, totaling approximately $18 billion in assets under management as of December 31, 2010.
AZL Turner Quantitative Small Cap Growth Fund

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The Portfolio Managers of the Funds

AZL Allianz AGIC Opportunity Fund

Michael Corelli, Managing Director and Portfolio Manager for AGIC’s Small Cap Growth team, is the co-portfolio manager of the AZL Allianz AGIC Opportunity Fund. Prior to joining the firm in 1999 as a research analyst, he spent six years at Bankers Trust as an analyst in the small and mid cap growth group. Mr. Corelli earned a BA from Bucknell University.

Eric Sartorius, Senior Vice President and Portfolio Manager for AGIC’s Small Cap Growth team, is the co-portfolio manager of the AZL Allianz AGIC Opportunity Fund. He specializes in researching the information technology, medical technology and health care sectors of the small-cap equity market. Prior to joining the firm in 2001, he spent two years as a research associate covering the technology sector at Fred Alger Management. He earned his B.A. from Williams College.

AZL BlackRock Capital Appreciation Fund

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Capital Management, Inc. (BlackRock Capital), and Edward P. Dowd, Managing Director at BlackRock Capital. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Mr. Lindsey is head of BlackRock Capital’s Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Mr. Lindsey, as Managing Director at SSRM, headed the Mid- and Large-Cap Growth Teams. He joined SSRM in 2002 and was promoted to Chief Investment Officer-Growth in 2003. He was responsible for overseeing all of the firm’s growth and core products. He was the co-portfolio manager of the State Street Legacy Fund and the firm’s large cap growth institutional portfolios. Prior to joining SSRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Mr. Dowd joined BlackRock Capital as a Director following the SSRM merger, and was promoted to Managing Director in 2006. He is primarily responsible for the technology and energy sectors. Prior to joining BlackRock Capital, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the prior five years, he also served as a Senior Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

AZL Columbia Mid Cap Value Fund

David I. Hoffman is co-manager of the Fund. He has been in the investment industry since 1986. He is a Portfolio Manager of CMIA.  Prior to joining CMIA in May 2010, he was associated with Columbia Management Advisors, LLC (“CMA”) or its predecessors since 2001 as an investment professional.

Diane L. Sobin, CFA, is co-manager of the Fund. She has been in the investment industry since 1983. She is a Portfolio Manager of CMIA. Prior to joining CMIA in May 2010, she was associated with CMA or its predecessors since 2001 as an investment professional.

Lori J. Ensinger, CFA, is co-manager of the Fund. She has been in the investment industry since 1983. She is a Portfolio Manager of CMIA. Prior to joining CMIA in May 2010, she was associated with CMA or its predecessors since 2001 as an investment professional.

Noah J. Petrucci, CFA, is co-manager of the Fund. He has been in the investment industry since 1993. He is a Portfolio Manager of CMIA. Prior to joining CMIA in May 2010, he was associated with CMA or its predecessors since 2002 as an investment professional.

AZL Columbia Small Cap Value Fund

Stephen D. Barbaro, CFA, is the Fund’s lead manager. He has been in the investment industry since 1971. He is a Portfolio Manager of CMIA. Prior to joining CMIA in May 2010, he was associated with CMA or its predecessors since 2002.

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Jeremy Javidi, CFA, is the Fund’s co-manager. He has been in the investment industry since 2000. He is a Portfolio Manager of CMIA. Prior to joining CMIA in May 2010, he was associated with CMA or its predecessors since 2005.

John S. Barrett, CFA, is the Fund’s co-manager.  He has been in the investment industry since 1995.  He is a Portfolio Manager of CMIA.  Prior to Joining CMIA in May 2010, he was associated with CMA or its predecessors since 2003.

AZL Davis New York Venture Fund

The portfolio managers of the Fund are Christopher C. Davis and Kenneth C. Feinberg, who together serve as portfolio manager for a number of large cap value equity portfolios managed by the subadviser. They are the persons primarily responsible for investing the Fund’s assets on a daily basis. Mr. Davis has over 22 years experience in investment management and securities research. He joined the subadviser in 1989. Mr. Feinberg joined the subadviser in 1994.

AZL Dreyfus Equity Growth Fund

Elizabeth Slover has been the portfolio manager of the Fund since January 2009. Ms. Slover is Managing Director at The Boston Company Asset Management, LLC (“The Boston Company”), an affiliate of The Dreyfus Corporation, and is the director of The Boston Company’s core research team.  Ms. Slover has been a dual employee of Dreyfus and The Boston Company since September 2003.

AZL Eaton Vance Large Cap Value Fund

The Fund is managed by a team of portfolio managers led by Michael R. Mach, CFA.  Mr. Mach manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance.  The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski, CFA (all since December 2009). Mr. Beaudry has been managing other Eaton Vance portfolios since July 2006. Prior to joining Eaton Vance in July 2006, he was Senior Vice President and Senior Portfolio Manager at AllianceBernstein Investment Research and Management Company (May 2000 - June 2006). He is a Vice President of Eaton Vance. Mr. Crowley has been managing other Eaton Vance portfolios for more than five years and is a Vice President of Eaton Vance. Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004 - January 2007). He is a Vice President of Eaton Vance.

AZL Enhanced Bond Index Fund

Matthew Marra, Managing Director and portfolio manager, is a member of BlackRock's Fixed Income Portfolio Management Group. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts and is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Mr. Marra has served on the Lehman Brothers Index Advisory Council since 2001. He earned a BA degree in economics from Trinity College in 1995.

Brian Weinstein, Managing Director, is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income.  He is head of Institutional Multi-Sector Portfolios.  Mr. Weinstein is also head of BlackRock’s inflation-linked strategies.  Mr. Weinstein has held several key roles at BlackRock.  Prior to assuming his current role in 2010, he was most recently co-head of the Global Bond team.  Following the close of the merger with Merrill Lynch Investment Managers in 2006, Mr. Weinstein spent a year in London leading the integration efforts within the fixed income portfolio management group before returning to New York.  Since 2002, Mr. Weinstein has spent much of his time at BlackRock focused on the rates sectors.  In 2004, he was appointed to lead the inflation-linked bond business.  He joined BlackRock in 2000 as an Analyst in the Portfolio Analytics Group and become a portfolio manager in 2002.  Mr. Weinstein earned a BA degree in history from the University of Pennsylvania in 2000.

AZL Franklin Small Cap Value Fund

William J. Lippman has primary responsibility for the investments of the Fund. Mr. Lippman is President and portfolio manager of the subadviser. He joined Franklin in 1988 and currently manages several retail and insurance funds. He is a

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member of the Franklin Institutional Small Cap Value Equity Management team. In addition, he is President and Trustee of Franklin Managed Trust and President of Franklin Advisory Services, LLC.

Y. Dogan Sahin, CFA, is a backup portfolio manager of the Fund and is part of a research team for other funds managed by Franklin Advisory Services. Mr. Sahin joined Franklin Advisory Services in September 2003. Prior to his current position, Mr. Sahin was a research analyst working primarily with the Franklin Small Cap Value Fund. Before joining Franklin Advisory Services, Mr. Sahin was a research analyst in Franklin’s San Mateo, California office, where he provided industry-specific equity research of specialty retail companies. Mr. Sahin joined Franklin Templeton in July, 2001. Mr. Sahin earned a B.A. in chemistry and biology from Carleton College and an M.A. in molecular and cell biology from U.C. Berkeley. He is a Chartered Financial Analyst (CFA) Charterholder.

Bruce Baughman, CPA,  is backup portfolio manager of the Fund. He is senior vice president and portfolio manager of the subadviser. He joined Franklin in 1988. Mr. Baughman is part of a team that manages several equity funds, including Franklin Balance Sheet Investment Fund and Franklin MicroCap Value Fund, where he is Lead Manager. He is also a member of the Franklin Institutional Small Cap Value Equity Team.

Margaret McGee is backup portfolio manager of the Fund. She is Vice President and portfolio manager of the subadviser. Ms. McGee joined Franklin in 1988 and currently co-manages several mutual funds. She is a member of the Franklin Institutional Small Cap Value Equity Team.

Don Taylor, CPA,  is backup portfolio manager of the Fund. He is senior vice president and portfolio manager of the subadviser. Mr. Taylor joined Franklin in 1996. He is part of a team that manages several equity funds, including Franklin Rising Dividends Fund and Franklin Rising Dividends Securities Fund, where he is Lead Manager. Mr. Taylor is also a member of the Franklin Institutional Small Cap Value Equity Team.

AZL Franklin Templeton Founding Strategy Plus Fund

Mutual Shares Strategy:

Peter A. Langerman, President and Chief Executive Officer of Franklin Mutual, Mr. Langerman rejoined Franklin Templeton Investments in 2005 and assumed the duties of lead portfolio manager of the Mutual Shares Fund in 2005.  He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Funds, including Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds.  Between 1986 and 1996, he was employed at Heine Securities Corporation, the Funds’ former manager.

F. David Segal, CFA, Portfolio Manager of Franklin Mutual, Mr. Segal has been a portfolio manager for Mutual Shares Fund since 2005 and assumed the duties of lead portfolio manager in 2007.  He joined Franklin Templeton Investments in 2002.  Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 – 2002.

Deborah A. Turner, CFA, Portfolio Manager of Franklin Mutual, Ms. Turner has been a portfolio manager for Mutual Shares Fund since 2001.  She joined Franklin Templeton Investments in 1996.  Between 1993 and 1996, she was employed at Heine Securities Corporation, the Funds’ former manager.

Franklin Income Strategy:

Charles B. Johnson, Chairman of Franklin Resources, Inc., Mr. Johnson has been a portfolio manager of the Fund since 1957.  He joined Franklin Templeton Investments in 1957.

Matt Quinlin, Research Analyst of Franklin Advisers, Inc., Mr. Quinlan is a research analyst for Franklin Global Advisers focusing on retail and consumer products sectors.  He joined Franklin Templeton Investments in 2005.

Edward D. Perks, CFA, Senior Vice President of Franklin Advisers, Mr. Perks has been a portfolio manager of the Fund since 2002.  He joined Franklin Templeton Investments in 1992.

Alex W. Peters, CFA, Vice President of Franklin Advisers, Inc., Mr. Peters is a portfolio manager of the Fund.

Templeton Global Bond Strategy:

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Michael Hasenstab Ph.D., Senior Vice President of Franklin Advisers, Dr. Hasenstab has been a lead portfolio manager of the Fund since 2001.  He has primary responsibility for the investments of the Fund.  He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.  The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Templeton Growth Strategy:

Norman J. Boersma, CFA, President of Global Advisors, Mr. Boersma has been lead portfolio manager of the Fund since March 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

Lisa F. Myers, J.D., CFA, Executive Vice President of Global Advisors, Ms. Myers has been a portfolio manager of the Fund since 2003 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  She joined Franklin Templeton Investments in 1996.

Tucker Scott, CFA, Executive Vice President of Global Advisors, Mr. Scott has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  He joined Franklin Templeton Investments in 1996.

AZL Gateway Fund

The portfolio managers for the Fund, since inception, are J. Patrick Rogers, president and chief executive officer of Gateway, Paul R. Stewart, senior vice president and chief investment officer of Gateway, and Michael T. Buckius, a senior vice president of Gateway.

AZL International Index Fund

Debra Jelilian, Managing Director and portfolio manager, is a member of BlackRock's Quantitative Investments and Transition Management teams. She is responsible for index strategies and transition management. Ms. Jelilian's service with the firm dates back to 1999, including her years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, she was a member of the Quantitative Investments team, responsible for the management of MLIM's equity index portfolios and leading MLIM's transition management efforts in the Americas. She was also a member of the Quantitative Investment Committee. Prior to joining MLIM in 1999, she worked as a U.S. index fund manager for Bankers Trust, where she handled Bankers Trust's index fund transition management. Ms. Jelilian earned a BA degree in romance languages from Manhattanville College in 1990.

Edward Corallo, Managing Director, is a member of BlackRock's Institutional Index Equity team.  Mr. Corallo's service with the firm dates back to 1997, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was head of the Institutional Indexing Group. He started his career at BGI in 1997 as manager of the Financial Planning and Analysis Group in the Controller's Office and made the transition to portfolio management in 1999. Prior to joining BGI, he was a finance manager at California Federal Bank.  Mr. Corallo earned a BS degree in finance from San Diego State University in 1989, and an MBA degree from the University of San Diego.

AZL Invesco Equity and Income Fund

The Fund is managed by members of the subadviser’s Equity Income and Taxable Fixed Income teams.  The Equity Income and Taxable Fixed Income teams consist of portfolio managers and analysts.  Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas B. Bastian, Lead Portfolio Manager, and Mary Jayne Maly, James O. Roeder, Mark J. Laskin, Sergio Marcheli, and Chuck Burge, each a Portfolio Manager.

Mr. Bastian is the lead portfolio manager of the Fund.  Messrs. Roeder and Laskin, and Ms. Maly assist Mr. Bastian in the management of the equity holdings in the Fund.  Mr. Marcheli manages the cash position in the Fund, submits trades, and

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aids in providing research.  Mr. Bastian is responsible for the execution of the overall strategy of the Fund.  Mr. Burge is responsible for the management of the fixed income holdings of the Fund.

Thomas B. Bastian has worked for the subadviser and its predecessor since 2003 and joined the team managing the in 2004.

Mark J.Laskin has worked for the subadviser and its predecessor since October 2000 and began managing the Fund since January 2007.

Sergio Marcheli has worked for the subadviser and its predecessor since 2002 and has managed the Fund since 2004.

James O. Roeder has worked for the subadviser and its predecessor since 1999 and has managed the Fund since 2004.

Mary Jayne Maly has been associated with the subadviser and its predecessor in an investment management capacity since 2003 and has been managing the Fund since July 2008.

Chuck Burge has been associated with the subadviser and/or its affiliates since 2002 and has been managing the Fund since June 2010.

AZL Invesco Growth and Income Fund

The Fund is managed by members of the subadviser’s Equity Income team.  The Equity Income team consists of portfolio managers and analysts.  Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas B. Bastian, Lead Portfolio Manager, and Mary Jayne Maly, James O. Roeder, Mark J. Laskin and Sergio Marcheli, each a Portfolio Manager.

Mr. Bastian is the lead portfolio manager of the Fund.  Messrs. Roeder and Laskin, and Ms. Maly assist Mr. Bastian in the management of the Fund.  Mr. Marcheli manages the cash position in the Fund, submits trades, and aids in providing research.  Mr. Bastian is responsible for the execution of the overall strategy of the Fund.

Thomas B. Bastian has worked for the subadviser and its predecessor since 2003 and joined the team managing the Fund in 2004.

Mark J. Laskin has worked for the subadviser and its predecessor since October 2000 and began managing the AZL Fund since January 2007.

Sergio Marcheli has worked for the subadviser and its predecessor since 2002 and has managed the Fund since 2004.

James O. Roeder has worked for the subadviser and its predecessor since 1999 and has managed the Fund since 2004.

Mary Jayne Maly has been associated with the subadviser and its predecessor in an investment management capacity since 2003 and has been managing the Fund since July 2008.

AZL Invesco International Equity Fund

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund: Shuxin Cao, Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with Invesco and/or its affiliates since 1997. Jason T. Holzer, Portfolio Manager, has been responsible for the Fund since 1999 and has been associated with Invesco and/or its affiliates since 1996. Clas G. Olsson, (lead portfolio manager with respect to the Fund’s investments in Europe and Canada), Portfolio Manager, has been responsible for the Fund since 1997 and has been associated with Invesco and/or its affiliates since 1994. Barrett K. Sides, (lead portfolio manager with respect to the Fund’s investments in Asia Pacific and Latin America), Portfolio Manager, has been responsible for the Fund since 2002 and has been associated with Invesco and/or its affiliates since 1990. Matthew W. Dennis, Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with Invesco and/or its affiliates since 2000.

The lead managers generally have final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

They are assisted by Invesco’s Asia Pacific/Latin America and Europe/Canada Teams which are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with

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respect to the Fund but do not have any day-to-day management responsibilities with respect to the Fund. Members of the team may change from time to time.

AZL JPMorgan International Opportunities Fund

Jeroen Huysinga, managing director, is a portfolio manager in the Global Equities Team. An employee since 1997, he previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, he held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Jeroen obtained a BA in Economics and International Studies from the University of Warwick. Jeroen is an associate of the Institute of Investment Management and Research.

AZL JPMorgan U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM and a CFA charterholder, and Susan Bao, Managing Director of JPMIM and a CFA charterholder. Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research, and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997.

AZL Mid Cap Index Fund

Debra Jelilian, Managing Director and portfolio manager, is a member of BlackRock's Quantitative Investments and Transition Management teams. She is responsible for index strategies and transition management. Ms. Jelilian's service with the firm dates back to 1999, including her years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, she was a member of the Quantitative Investments team, responsible for the management of MLIM's equity index portfolios and leading MLIM's transition management efforts in the Americas. She was also a member of the Quantitative Investment Committee. Prior to joining MLIM in 1999, she worked as a U.S. index fund manager for Bankers Trust, where she handled Bankers Trust's index fund transition management. Ms. Jelilian earned a BA degree in romance languages from Manhattanville College in 1990.

Edward Corallo, Managing Director, is a member of BlackRock's Institutional Index Equity team.  Mr. Corallo's service with the firm dates back to 1997, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was head of the Institutional Indexing Group. He started his career at BGI in 1997 as manager of the Financial Planning and Analysis Group in the Controller's Office and made the transition to portfolio management in 1999. Prior to joining BGI, he was a finance manager at California Federal Bank.  Mr. Corallo earned a BS degree in finance from San Diego State University in 1989, and an MBA degree from the University of San Diego.

AZL MFS Investors Trust Fund

T. Kevin Beatty and Nicole M. Zatlyn are the portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Mr. Beatty, an Investment Officer of MFS, has been employed in the investment area of MFS since 2002. Ms. Zatlyn, an Investment Officer of MFS, has been employed in the investment area of MFS since 2001.

AZL Morgan Stanley Global Real Estate Fund

The Fund’s assets are managed within the Real Estate Team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Michael te Paske, Sven van Kemenade and Angeline Ho, each a Managing Director of the subadviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

See below for more information about the portfolio managers.

AZL Morgan Stanley Mid Cap Growth Fund

The Fund’s portfolio is managed within the subadviser’s Growth Team. The Current members of the team include Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Jason C. Yeung, Managing Directors of the subadviser, and Alexander T. Norton, and Armistead B. Nash Executive Directors of the subadviser.

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Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund. The team manages their funds in 5 primary strategies.

The composition of the team may change without notice from time to time. See below for more information about the portfolio managers.

The Morgan Stanley Portfolio Managers:

•	Theodore R. Bigman has worked for the subadviser since 1995 and has been managing the AZL Morgan Stanley Global Real Estate Fund since 2006.

•	Sam G. Chainani has worked for the subadviser since 1996 and has managed the AZL Morgan Stanley Mid Cap Growth since 2004.

•	David S. Cohen has worked for the subadviser since 1993 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since 2003.

•	Angeline Ho has worked for the subadviser since 1997 and has been managing the AZL Morgan Stanley Global Real Estate Fund since 2006.

•	Sven van Kemenade has worked for the subadviser since 1997 and has been managing the AZL Morgan Stanley Global Real Estate Fund since 2006.

•	Dennis P. Lynch has worked for the subadviser since 1998 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since 2003.

•	Armistead B. Nash has worked for the subadviser since 2002 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since September 2008.

•	Alexander T. Norton has worked for the subadviser since 2000 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since July 2005.

•	Michael te Paske has worked for the subadviser since 1997 and has been managing the AZL Morgan Stanley Global Real Estate Fund since 2006.

▪	Jason C. Yeung has worked for the subadviser since 2002 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since September 2007

AZL NFJ International Value Fund

The NFJ Investment Group, LLC ("NFJ") portfolio managers work collaboratively on a team basis.  Each team supports one of NFJ's investment strategies and is led by a portfolio manager acting as team leader.  Each of the portfolio managers on the NFJ investment team participates in the investment decision process, serving as both a portfolio manager and a securities analyst.  This structure assures the seamless transfer of critically important investment information.

The International Value team is led by Ben J. Fischer, CFA, Managing Director.

Ben Fischer, CFA, Portfolio Manager/Analyst, Managing Director, is a founding partner of NFJ Investment Group. He has over 45 years experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

Paul Magnuson, Portfolio Manager/Analyst, Managing Director, joined NFJ in 1992.  He is a senior research analyst and a portfolio manager with over 25 years of experience in equity analysis and portfolio management. He currently manages the Small Cap Value strategy and oversees NFJ investment processes.  Prior to joining NFJ Investment Group in 1992, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Thomas Oliver, CFA, CPA, Portfolio Manager/Analyst, Managing Director, has over 15 years of experience in accounting, reporting, and financial analysis. Prior to joining NFJ Investment Group in 2005, Mr. Oliver was a manager

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of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively.

R. Burns McKinney, CFA, Portfolio Manager/Analyst, Managing Director, has 14 years of experience in equity research, financial analysis, and investment banking. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003.

L. Baxter Hines, Portfolio Manager/Analyst, has over 5 years of experience in equity research and investment consulting.  Prior to joining NFJ Investment Group in 2008, Mr. Hines attended the University of Texas where he completed an MBA from the McCombs School of Business. During business school, he studied finance and accounting and worked with the Teacher Retirement System of Texas. Before attending graduate school, Mr. Hines worked as a market data specialist for Reuters. Mr. Hines received his BA degree in Economics from the University of Virginia in 2001.

AZL Russell 1000 Growth Index Fund, AZL Russell 1000 Value Index Fund, AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund

The Funds are managed by Debra L. Jelilian a member of BlackRock Investment’s Quantitative Index Management Team, and Ms. Jelilian is responsible for the day-to-day management of each Fund’s portfolio and each is responsible for the selection of each Fund’s investments. Ms. Jelilian is a Director of BlackRock Investment, which she joined in 2006. Prior to joining BlackRock Investment, Ms. Jelilian was a Director of Fund Asset Management, L.P. from 1999 to 2006. Ms. Jelilian has 13 years’ experience in investing and in managing index investments.

Edward Corallo a member of BlackRock's Institutional Index Equity Team, and Mr. Corallo is Managing Director of BlackRock.  Mr. Corallo's service with the firm dates back to 1997, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was head of the Institutional Indexing Group. He started his career at BGI in 1997 as manager of the Financial Planning and Analysis Group in the Controller's Office and made the transition to portfolio management in 1999. Prior to joining BGI, he was a finance manager at California Federal Bank.  Mr. Corallo earned a BS degree in finance from San Diego State University in 1989, and an MBA degree from the University of San Diego.

AZL Schroder Emerging Markets Equity Fund

The Fund is managed on a team basis and is co-led by Allan Conway and Robert Davy. The Emerging Markets Equity Team has overall responsibility for the management of the Fund and also includes portfolio managers James Gotto and Waj Hashmi.

Mr. Conway has been an employee of Schroder Ltd. since 2004, prior to that, he was head of global emerging markets, West LB Asset Management and Chief Executive Officer of WestAM (UK) Ltd. Mr. Davy has been an employee of Schroder Ltd. since 1986. Mr. Gotto has been am employee of Schroder Ltd. since 1991. Mr. Hashmi has been an employee of Schroder Ltd. since 2005.

AZL Turner Quantitative Small Cap Growth Fund

David Kovacs, CFA, is Senior Portfolio Manager for the Fund. Mr. Kovacs is the Chief Investment Officer of Quantitative Strategies and lead portfolio manager of all the quantitative portfolios. Mr. Kovacs developed the quantitative research model that is currently used by Turner. He has worked at Turner since 1998 and has 21 years of investment experience. Prior to joining Turner Investment Partners, Mr. Kovacs was Director of Quantitative Research at Pilgrim Baxter & Associates. He also served as a senior financial analyst at The West Company. He began his career as a research analyst at Allied Signal, Inc. Mr. Kovacs received his MBA from the University of Notre Dame. Mr. Kovacs is a member of CFA Institute and CFA Society of Philadelphia.

More Information About Fund Management

The Manager, Allianz Global Investors Capital LLC and NFJ Investment Group LLC., are subsidiaries of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and

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has operations in more than 70 countries. As of December 31, 2010, Allianz SE had third-party assets under management of $2.04 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.

The SAI has more detailed information about the Manager, the subadvisers and other service providers. The SAI also provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Duties of the Manager and Subadvisers

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the AZL Funds and the selection of subadvisers and advises on the Funds’ investment policies. The subadvisers determine which securities are bought and sold, and in what amounts. The Manager is also responsible for allocation of assets among the four strategies in the AZL Franklin Templeton Founding Strategy Plus Fund. However, the subadvisers determine which securities are bought and sold, and in what amounts, for each of those strategies. The Manager continuously monitors the performance of various investment management organizations, including the subadvisers, and generally oversees the services provided to Allianz VIP Funds by its administrator, custodian and other service providers. Further information about the subadvisers is included in the SAI.

The Manager is paid a fee as set forth under “Fees” below, by the Fund for its services, which includes any fee paid to the subadviser.

Each of these Funds and the Manager, under an order received from the Securities and Exchange Commission (“SEC”) on September 17, 2002, may enter into and materially amend agreements with subadvisers without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. For any Fund that is relying on the order, the Manager may:

•	hire one or more subadvisers;

•	change subadvisers; and

•	reallocate management fees between itself and subadvisers.

The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee subadvisers and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:

•	its shareholders; or

•
the Fund’s sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated subadviser without that agreement, including the compensation to be paid under it, being similarly approved except as may be permitted by applicable law.

Payments to Affiliated Insurance Companies

Currently, the Funds are available as underlying investment options of Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Funds, these Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.

Other Administrative Services

The Affiliated Insurance Companies provide administrative and other services to Contract owners on behalf of the funds, including the Funds and the Nonproprietary Funds, that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

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Transfer Supported Features of Certain Annuity Contracts

The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.

Management Fees

Each Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2010 at the annual rate shown on the following table, before and after fee waivers:

	Percentage of Average Net Assets for the Period Ended 12/31/10 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/10 After Fee Waivers
AZL Allianz AGIC Opportunity Fund	0.85%	0.85%
AZL BlackRock Capital Appreciation Fund	0.80%	0.67%
AZL Columbia Mid Cap Value Fund	0.75%	0.75%
AZL Columbia Small Cap Value Fund*	0.90%	0.86%
AZL Davis New York Venture Fund	0.75%	0.71%
AZL Dreyfus Equity Growth Fund	0.77%	0.70%
AZL Eaton Vance Large Cap Value Fund	0.75%	0.72%
AZL Enhanced Bond Index Fund	0.35%	0.34%
AZL Franklin Small Cap Value Fund	0.75%	0.75%
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	0.64%
AZL Gateway Fund	0.80%	0.46%
AZL International Index Fund	0.35%	0.22%
AZL Invesco Equity and Income Fund	0.75%	0.68%
AZL Invesco Growth and Income Fund	0.76%	0.66%
AZL Invesco International Equity Fund	0.90%	0.77%
AZL JPMorgan International Opportunities Fund	0.95%	0.80%
AZL JPMorgan U.S. Equity Fund	0.80%	0.75%
AZL MFS Investors Trust Fund	0.75%	0.72%
AZL Mid Cap Index Fund	0.25%	0.23%
AZL Money Market Fund	0.35%	0.00%
AZL Morgan Stanley Global Real Estate Fund*	0.90%	0.92%
AZL Morgan Stanley Mid Cap Growth Fund	0.80%	0.76%
AZL NFJ International Value Fund	0.90%	0.80%
AZL Russell 1000 Growth Index Fund	0.44%	0.41%
AZL Russell 1000 Value Index Fund	0.44%	0.44%
AZL S&P 500 Index Fund	0.17%	0.12%
AZL Schroder Emerging Markets Equity Fund	1.23%	0.95%
AZL Small Cap Stock Index Fund	0.26%	0.19%
AZL Turner Quantitative Small Cap Growth Fund	0.85%	0.85%
*The percentage shown for the Fund reflects recoupment of the fee waiver.

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AZL Money Market Fund

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

(1) the repayments will not cause the Fund’s net investment income to fall below 0.00%;

(2) the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and

(3) any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such payments could negatively affect the Fund’s future yield.

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Legal Proceedings

As of April 30, 2011 the Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, some of the subadvisers currently are the subject of investigations or proceedings which relate to their management of other mutual funds. Brief descriptions thereof are set forth below. Terms that are defined in the following legal proceedings apply only to the sections in which they appear. Such proceedings would be material only to the extent that they are likely to have a material adverse effect on the ability of the subadviser to perform its agreement with the Manager.

Allianz Global Investors Capital LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

BlackRock Capital Management, Inc.

BlackRock Capital Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Capital Management, Inc. provides to its clients.

BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Financial Management, Inc. provides to its clients.

BlackRock Institutional Management Corporation

BlackRock Institutional Management Corporation is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Institutional Management Corporation provides to its clients.

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Investment Management, Inc. provides to its clients.

Columbia Management Investment Advisors, LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Davis Selected Advisers, L.P.

In August 2008, a class action lawsuit was filed in the United States District Court for the District of Arizona on behalf of investors in Davis New York Venture Fund (“DNYVF”) against Davis Selected Advisers L.P. (DNYVF’s adviser) and Davis Distributors, LLC (DNYVF’s principal distributor). The plaintiffs claim that the defendants (“Davis Entities”) charged DNYVF excessive and disproportionate fees to manage DNYVF and distribute DNYVF’s shares. The lawsuit seeks monetary damages and other relief. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a materialadverse effect on the Davis Entities, their assets, or the Funds.

The Dreyfus Corporation

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Eaton Vance Management

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Franklin Advisers, Inc.
Franklin Advisory Services, LLC

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Franklin Mutual Advisers, LLC

In 2003 and 2004 multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website.  Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.'s Form 10-Q or Form 10-K filings with the U. S. Securities and Exchange Commission.

Gateway Investment Advisers, LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings.

Invesco Advisers, Inc.

Other than ordinary routine litigation incidental to the business, Invesco Advisers, Inc. is not subject of any pending legal proceedings that are currently expected to be material to its business or to have a material impact on the services it provides to its clints.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services J.P. Morgan Investment Management provides to its clients.

Massachusetts Financial Services Company

Massachusetts Financial Services Company ("MFS") is not a party to any pending legal proceedings that are currently expected to have a material adverse effect on the AZL MFS Investors Trust Fund or on the ability of MFS to perform services to the AZL MFS Investors Trust Fund.

Morgan Stanley Investment Management Inc.

Morgan Stanley discloses pending litigation that it believes is or may be material in its filings on Form 10-K and Forms 10-Q made with the U.S. Securities and Exchange Commission (the “Commission”). For information regarding such litigation, please refer to the information under Part I, Item 3 in Morgan Stanley’s Form 10-K (File No. 1-11758) with respect to the fiscal year ended December 31, 2010, as filed with the Commission.

NFJ Investment Group LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Schroder Investment Management North America Inc.

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Templeton Global Advisors Limited

In 2003 and 2004 multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b- 1 plans, and/or attorneys' fees and costs. Specifically, the

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lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website.  Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.'s Form 10-Q or Form 10-K filings with the U. S. Securities and Exchange Commission.

Turner Investment Partners, Inc.

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

The Administrator

Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ administrator, transfer agent and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

The Distributor

Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ distributor. ALFS is affiliated with the Manager.

Other Distribution Services

The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Funds. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

The Custodian

The Bank of New York Mellon (“BNY Mellon”), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund. BNY Mellon is affiliated with The Dreyfus Corporation.

The SAI provides additional information about the services provided to the Funds.

Licensing Arrangements

AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”)

The AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P SmallCap 600 Index. S&P is

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not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the “AZL Russell Index Funds”)

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”).  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is included in the SAI.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding

Per share NAV for each Fund, other than the Money Market Fund, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open.

The securities (other than short-term debt securities) of the Funds, with the exception of the AZL Money Market Fund, are generally valued at current market prices. The AZL Money Market Fund values its securities at amortized cost (see below). Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of trading on the principal exchange. The close of trading for some options exchanges may occur later than the 4:00 p.m. closing of the NYSE, but is not expected to occur later than 4:15 p.m. Eastern Time. This means that a Fund holding options may not determine its NAV until 4:15 p.m. Eastern Time. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Foreign securities held by the Funds are valued on a daily basis using a fair valuation program approved by the Funds’ Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.

The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund’s NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

Money Market Fund

The Money Market Fund’s NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. The Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

Purchase and Redemption of Shares

Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Allianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Funds.

Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.

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The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.

The right of purchase and redemption of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Market Timing

The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as “time-zone arbitrage.” Funds that invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.

Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small cap stocks, or high yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.

As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.

Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.

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SHAREHOLDER INFORMATION

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

Distribution (12b-1) Fees

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. Distribution fees (“12b-1 fees”) under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Funds’ shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each of the Funds (except Class 1 shares of the Multi-Class Funds as identified below) pays an annual 12b-1 fee in the maximum amount of 0.25% of their average daily net assets.

The Trustees have authorized the Trust to issue two classes of shares, Class 1 and Class 2, for the following Funds: AZL Davis New York Venture Fund, AZL Columbia Small Cap Value Fund, AZL JPMorgan U.S. Equity Fund, AZL S&P 500 Index Fund, and AZL Schroder Emerging Markets Equity Fund (the “Multi-Class Funds”). Class 1 and Class 2 shares of the Multi-Class Funds are substantially identical, except that Class 1 shares are not subject to a 12b-1 distribution fee, while Class 2 shares are subject to a 12b-1 distribution fee in the amount of 0.25% of average daily net assets attributable to Class 2 shares. Class 1 shares of the AZL S&P 500 Index Fund and AZL Schroder Emerging Markets Equity Fund are available as an investment option only for certain Contracts. Currently, only Class 2 shares of the AZL Davis New York Venture Fund, AZL Columbia Small Cap Value Fund, and AZL JPMorgan U.S. Equity Fund are available; Class 1 shares are not available.

Dividends, Distributions, and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Income dividends on the AZL Money Market Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.

Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.

Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.

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FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report are available without charge upon written request from the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833 7113.

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FINANCIAL HIGHLIGHTS

AZL Allianz AGIC Opportunity Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$11.01	$6.97	$14.97	$15.84	$14.69
Investment Activities:
Net Investment Income/(Loss)	(0.08)	(0.07)	(0.04)	(0.07)	(0.14)
Net Realized and Unrealized Gains/(Losses) on Investments	2.16	4.11	(6.60)	1.49	1.80
Total from Investment Activities	2.08	4.04	(6.64)	1.42	1.66
Dividends to Shareholders From:
Net Realized Gains	—	—	(1.36)	(2.29)	(0.51)
Total Dividends	—	—	(1.36)	(2.29)	(0.51)
Net Asset Value, End of Period	$13.09	$11.01	$6.97	$14.97	$15.84
Total Return(a)	18.78%	58.11%	(47.15)%	8.89%	11.68%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$193,234	$151,180	$87,046	$195,330	$158,687
Net Investment Income/(Loss)	(0.71)%	(0.81)%	(0.38)%	(0.47)%	(0.92)%
Expenses Before Reductions(b)	1.20%	1.23%	1.25%	1.21%	1.22%
Expenses Net of Reductions	1.09%	1.08%	1.06%	1.10%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.20%	1.23%	1.25%	1.21%	1.22%
Portfolio Turnover Rate	137.90%	162.87%	202.73%	183.55%	269.47%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

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FINANCIAL HIGHLIGHTS

AZL BlackRock Capital Appreciation Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2010		December 31, 2009		December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$11.73		$8.66		$13.61	$12.27	$12.08
Investment Activities:
Net Investment Income/(Loss)	(0.01)		0.01		0.01	(0.01)	(0.02)
Net Realized and Unrealized Gains/(Losses) on Investments	2.24		3.06		(4.96)	1.35	0.21
Total from Investment Activities	2.23		3.07		(4.95)	1.34	0.19
Dividends to Shareholders From:
Net Investment Income	(0.01)		—	(a)	—	—	—
Net Realized Gains	(0.12)		—		—	—	—
Return of Capital	—-	(a)	—-		—	—	—
Total Dividends	(0.13)		—	(a)	—	—	—
Net Asset Value, End of Period	$13.83		$11.73		$8.66	$13.61	$12.27
Total Return(b)	19.20%		35.46%		(36.37)%	10.92%	1.57%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$562,801		$489,930		$99,344	$62,264	$49,384
Net Investment Income/(Loss)	(0.06)%		0.11%		0.08%	(0.11)%	(0.22)%
Expenses Before Reductions(c)	1.13%		1.15%		1.20%	1.18%	1.19%
Expenses Net of Reductions	1.00%		1.07%		1.16%	1.16%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.00%		1.07%		1.19%	1.18%	1.19%
Portfolio Turnover Rate	80.01%	(e)	80.26%	(f)	175.17%	75.74%	88.02%

(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

(e)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 81.37%.

(f)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 102.12%.

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FINANCIAL HIGHLIGHTS

AZL Columbia Mid Cap Value Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended		May 1, 2006 to
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007		December 31, 2006	(a)

Net Asset Value, Beginning of Period	$6.58	$5.01	$10.53	$10.14		$10.00
Investment Activities:
Net Investment Income/(Loss)	0.07	0.03	0.06	0.05		0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.41	1.59	(5.53)	0.34		0.14
Total from Investment Activities	1.48	1.62	(5.47)	0.39		0.17
Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.05)	(0.05)	—	(b)	(0.03)
Total Dividends	(0.04)	(0.05)	(0.05)	—	(b)	(0.03)
Net Asset Value, End of Period	$8.02	$6.58	$5.01	$10.53		$10.14
Total Return(c)(d)	22.66%	32.30%	(52.15)%	3.85%		1.72%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$133,340	$100,908	$52,313	$94,377		$65,535
Net Investment Income/(Loss)(e)	1.12%	0.98%	0.74%	0.50%		0.59%
Expenses Before Reductions(e)(f)	1.10%	1.13%	1.13%	1.10%		1.14%
Expenses Net of Reductions(e)	1.04%	1.07%	1.10%	1.07%		1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.10%	1.13%	1.13%	1.10%		1.14%
Portfolio Turnover Rate(d)	70.69%	67.46%	98.79%	62.98%		16.03%

(a)	Period from commencement of operations.
(b)	Represents less than $0.005.
(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(g)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

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FINANCIAL HIGHLIGHTS

AZL Columbia Small Cap Value Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$8.67	$6.97	$11.29	$13.20	$12.30
Investment Activities:
Net Investment Income/(Loss)	0.05	0.02	0.04	0.05	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	2.19	1.70	(3.43)	(1.09)	1.57
Total from Investment Activities	2.24	1.72	(3.39)	(1.04)	1.60
Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.02)	(0.05)	(0.03)	(0.01)
Net Realized Gains	—	—	(0.88)	(0.84)	(0.69)
Total Dividends	(0.03)	(0.02)	(0.93)	(0.87)	(0.70)
Net Asset Value, End of Period	$10.88	$8.67	$6.97	$11.29	$13.20
Total Return(a)	25.93%	24.69%	(32.09)%	(8.24)%	13.40%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$167,622	$87,683	$36,420	$59,468	$73,914
Net Investment Income/(Loss)	0.80%	0.60%	0.52%	0.33%	0.28%
Expenses Before Reductions(b)	1.27%	1.40%	1.49%	1.29%	1.35%
Expenses Net of Reductions	1.16%	1.30%	1.37%	1.23%	1.31%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.22%	1.35%	1.37%	1.24%	1.31%
Portfolio Turnover Rate	36.84%	45.74%	214.25%	60.22%	90.10%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

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FINANCIAL HIGHLIGHTS

AZL Davis New York Venture Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$10.59	$8.09	$14.13	$13.61	$11.99
Investment Activities:
Net Investment Income/(Loss)	0.14	0.16	0.07	0.11	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.10	2.41	(5.70)	0.47	1.59
Total from Investment Activities	1.24	2.57	(5.63)	0.58	1.65
Dividends to Shareholders From:
Net Investment Income	(0.26)	(0.07)	(0.11)	(0.06)	(0.03)
Net Realized Gains	—	—	(0.30)	—	—
Total Dividends	(0.26)	(0.07)	(0.41)	(0.06)	(0.03)
Net Asset Value, End of Period	$11.57	$10.59	$8.09	$14.13	$13.61
Total Return(a)	12.05%	31.83%	(40.50)%	4.15%	13.91%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$425,305	$573,305	$451,995	$572,298	$538,315
Net Investment Income/(Loss)	0.55%	1.72%	0.83%	0.82%	0.61%
Expenses Before Reductions(b)	1.08%	1.11%	1.12%	1.09%	1.12%
Expenses Net of Reductions	1.03%	1.06%	1.07%	1.09%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.06%	1.08%	1.09%	1.12%
Portfolio Turnover Rate	13.78%	23.29%	25.95%	14.67%	8.49%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

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FINANCIAL HIGHLIGHTS

AZL Dreyfus Equity Growth Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$7.86	$5.86	$11.05	$10.52	$9.84
Investment Activities:
Net Investment Income/(Loss)	0.05	0.04	0.04	0.02	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.75	1.99	(4.40)	0.89	1.22
Total from Investment Activities	1.80	2.03	(4.36)	0.91	1.23
Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.03)	(0.03)	(0.01)	—	(a)
Net Realized Gains	—	—	(0.80)	(0.37)	(0.55)
Total Dividends	(0.04)	(0.03)	(0.83)	(0.38)	(0.55)
Net Asset Value, End of Period	$9.62	$7.86	$5.86	$11.05	$10.52
Total Return(b)	22.92%	34.76%	(41.63)%	8.75%	12.93%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$193,126	$154,388	$124,602	$292,684	$120,849
Net Investment Income/(Loss)	0.49%	0.49%	0.33%	0.34%	0.12%
Expenses Before Reductions(c)	1.11%	1.12%	1.10%	1.23%	1.19%
Expenses Net of Reductions	0.99%	0.97%	0.98%	1.17%	1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.04%	1.05%	1.03%	1.20%	1.19%
Portfolio Turnover Rate	111.52%	164.97%	127.46%	73.29%	117.91%

(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

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FINANCIAL HIGHLIGHTS

AZL Eaton Vance Large Cap Value Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$7.59	$6.17	$11.21	$12.00	$11.15
Investment Activities:
Net Investment Income/(Loss)	0.07	0.10	0.22	0.19	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	0.67	1.53	(3.95)	(0.43)	1.52
Total from Investment Activities	0.74	1.63	(3.73)	(0.24)	1.70
Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.21)	(0.20)	(0.20)	(0.13)
Net Realized Gains	—	—	(1.11)	(0.35)	(0.72)
Total Dividends	(0.09)	(0.21)	(1.31)	(0.55)	(0.85)
Net Asset Value, End of Period	$8.24	$7.59	$6.17	$11.21	$12.00
Total Return(a)	9.83%	26.53%	(36.18)%	(2.22)%	15.76%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$484,333	$408,379	$345,769	$754,496	$705,155
Net Investment Income/(Loss)	1.02%	1.36%	2.00%	1.58%	1.71%
Expenses Before Reductions(b)	1.08%	1.10%	1.07%	1.08%	1.08%
Expenses Net of Reductions	1.05%	1.05%	1.01%	1.05%	1.05%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.05%	1.07%	1.03%	1.05%	1.05%
Portfolio Turnover Rate	34.47%	118.17%	25.81%	22.75%	28.14%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

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FINANCIAL HIGHLIGHTS

AZL Enhanced Bond Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	July 10, 2009 to
	December 31, 2010	December 31, 2009	(a)

Net Asset Value, Beginning of Period	$10.04	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.15	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.41	0.01	(b)
Total from Investment Activities	0.56	0.04
Dividends to Shareholders From:
Net Investment Income	(0.03)	—
Net Realized Gains	(0.06)	—
Total Dividends	(0.09)	—
Net Asset Value, End of Period	$10.51	$10.04
Total Return(c)(d)	5.62%	0.40%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$205,572	$127,833
Net Investment Income/(Loss)(e)	2.01%	1.34%
Expenses Before Reductions(e)(f)	0.71%	0.76%
Expenses Net of Reductions(e)	0.70%	0.70%
Portfolio Turnover Rate(d)	699.83%	365.51%

(a)	Period from commencement of operations.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating fair values during the period.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

150

FINANCIAL HIGHLIGHTS

AZL Franklin Small Cap Value Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$13.27	$10.31	$16.47	$17.96	$16.54
Investment Activities:
Net Investment Income/(Loss)	0.09	0.15	0.18	0.14	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	3.48	3.01	(5.47)	(0.88)	2.29
Total from Investment Activities	3.57	3.16	(5.29)	(0.74)	2.46
Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.20)	(0.17)	(0.10)	(0.05)
Net Realized Gains	—	—	(0.70)	(0.65)	(0.99)
Total Dividends	(0.12)	(0.20)	(0.87)	(0.75)	(1.04)
Net Asset Value, End of Period	$16.72	$13.27	$10.31	$16.47	$17.96
Total Return(a)	27.11%	30.61%	(33.73)%	(4.37)%	15.41%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$234,305	$187,475	$181,941	$361,804	$394,073
Net Investment Income/(Loss)	0.59%	0.96%	1.00%	0.75%	0.62%
Expenses Before Reductions(b)	1.08%	1.12%	1.12%	1.11%	1.09%
Expenses Net of Reductions	1.08%	1.12%	1.12%	1.11%	1.09%
Portfolio Turnover Rate	23.48%	9.98%	19.61%	23.76%	14.71%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

151

FINANCIAL HIGHLIGHTS

AZL Franklin Templeton Founding Strategy Plus Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	October 23, 2009 to
	December 31, 2010	December 31, 2009(a)

Net Asset Value, Beginning of Period	$10.20	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.20	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	0.82	0.21
Total from Investment Activities	1.02	0.25
Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.05)
Net Realized Gains	(0.05)	—
Total Dividends	(0.23)	(0.05)
Net Asset Value, End of Period	$10.99	$10.20
Total Return(b)(c)	10.02%	2.45%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$156,980	$54,952
Net Investment Income/(Loss)(d)	3.13%	2.11%
Expenses Before Reductions(d)(e)	1.25%	1.20%
Expenses Net of Reductions(d)	1.19%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.19%	N/A
Portfolio Turnover Rate(c)	17.09%	1.99%

(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

152

FINANCIAL HIGHLIGHTS

AZL Gateway Fund
 (Selected data for a share of beneficial interest outstanding throughout the period indicated)

April 30, 2010 to
December 31, 2010 (a)

Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.13
Total from Investment Activities	0.20
Dividends to Shareholders From:
Net Investment Income	(0.07)
Total Dividends	(0.07)
Net Asset Value, End of Period	$10.13
Total Return(b)(c)	1.98%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$16,217
Net Investment Income/(Loss)(d)	1.38%
Expenses Before Reductions(d)(e)	1.59%
Expenses Net of Reductions(d)	1.25%
Portfolio Turnover Rate(c)	27.90%

(a)	Period from commencement of operations.
(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the return would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

153

FINANCIAL HIGHLIGHTS

AZL International Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2009 to
	December 31, 2010	December 31, 2009	(a)

Net Asset Value, Beginning of Period	$13.31	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.15	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	0.77	3.21
Total from Investment Activities	0.92	3.31
Dividends to Shareholders From:
Net Investment Income	(0.07)	—
Net Realized Gains	(0.17)	—
Total Dividends	(0.24)	—
Net Asset Value, End of Period	$13.99	$13.31
Total Return(b)(c)	7.12%	33.10%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$340,781	$161,184
Net Investment Income/(Loss)(d)	2.07%	1.79%
Expenses Before Reductions(d)(e)	0.83%	0.91%
Expenses Net of Reductions(d)	0.70%	0.70%
Portfolio Turnover Rate(c)(f)	2.94%	22.90%	(g)

(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.
(g)
Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 41.93%.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

154

FINANCIAL HIGHLIGHTS

AZL Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund)
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$10.83	$9.00	$12.57	$12.68	$11.58
Investment Activities:
Net Investment Income/(Loss)	0.12	0.07	0.34	0.26	0.19
Net Realized and Unrealized Gains/(Losses) on Investments	1.14	1.98	(3.25)	0.13	1.24
Total from Investment Activities	1.26	2.05	(2.91)	0.39	1.43
Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.22)	(0.30)	(0.20)	(0.12)
Net Realized Gains	—	—	(0.36)	(0.30)	(0.21)
Total Dividends	(0.14)	(0.22)	(0.66)	(0.50)	(0.33)
Net Asset Value, End of Period	$11.95	$10.83	$9.00	$12.57	$12.68
Total Return(a)	11.74%	22.85%	(23.92)%	3.07%	12.52%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$351,159	$242,485	$135,765	$244,193	$224,971
Net Investment Income/(Loss)	1.49%	1.80%	2.37%	2.05%	2.00%
Expenses Before Reductions(b)	1.10%	1.13%	1.13%	1.11%	1.11%
Expenses Net of Reductions	1.02%	1.07%	1.07%	1.06%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.07%	N/A	N/A	N/A
Portfolio Turnover Rate	36.65%	68.56%	59.48%	69.49%	55.05%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

155

FINANCIAL HIGHLIGHTS

 AZL Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund)
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$9.61	$7.95	$12.95	$13.37	$12.36
Investment Activities:
Net Investment Income/(Loss)	0.07	0.12	0.24	0.22	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	1.11	1.75	(4.31)	0.14	1.74
Total from Investment Activities	1.18	1.87	(4.07)	0.36	1.89
Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.21)	(0.24)	(0.18)	(0.10)
Net Realized Gains	—	—	(0.69)	(0.60)	(0.78)
Total Dividends	(0.09)	(0.21)	(0.93)	(0.78)	(0.88)
Net Asset Value, End of Period	$10.70	$9.61	$7.95	$12.95	$13.37
Total Return(a)	12.37%	23.64%	(32.86)%	2.64%	15.90%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$267,458	$183,359	$159,898	$327,862	$370,723
Net Investment Income/(Loss)	1.03%	1.32%	1.71%	1.39%	1.34%
Expenses Before Reductions(b)	1.10%	1.13%	1.12%	1.09%	1.16%
Expenses Net of Reductions	0.99%	1.00%	1.00%	0.99%	1.09%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.03%	1.03%	1.00%	1.10%
Portfolio Turnover Rate	33.94%	53.84%	39.96%	25.25%	29.83%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

156

FINANCIAL HIGHLIGHTS

AZL Invesco International Equity Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2010		December 31, 2009		December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$13.61		$10.31		$19.95	$18.27	$14.57
Investment Activities:
Net Investment Income/(Loss)	0.12		0.08		0.28	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.58		3.45		(8.16)	2.51	3.86
Total from Investment Activities	1.70		3.53		(7.88)	2.64	3.91
Dividends to Shareholders From:
Net Investment Income	(0.07)		(0.23)		(0.08)	(0.11)	(0.03)
Net Realized Gains	—		—		(1.68)	(0.85)	(0.18)
Total Dividends	(0.07)		(0.23)		(1.76)	(0.96)	(0.21)
Net Asset Value, End of Period	$15.24		$13.61		$10.31	$19.95	$18.27
Total Return(a)	12.52%	(b)	34.33%		(41.51)%	14.62%	27.04%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$556,045		$405,230		$176,746	$373,047	$317,614
Net Investment Income/(Loss)	1.04%		1.09%		1.66%	0.61%	0.44%
Expenses Before Reductions(c)	1.28%		1.32%		1.37%	1.35%	1.45%
Expenses Net of Reductions	1.15%		1.28%		1.37%	1.35%	1.45%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.15%		1.28%		1.37%	1.35%	1.45%
Portfolio Turnover Rate	39.35%		34.63%	(e)	43.70%	41.62%	47.75%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)
During the year ended December 31, 2010, Invesco Advisers, Inc. reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations.  The corresponding impact to the total return was 0.01%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

(e)
Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate.  If such amounts had not been excluded, the portfolio turnover rate would have been 77.09%.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

157

FINANCIAL HIGHLIGHTS

AZL JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund)
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009		December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$14.90	$12.77		$19.57	$18.14	$15.46
Investment Activities:
Net Investment Income/(Loss)	0.27	0.26		0.46	0.35	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.61	3.06		(5.80)	1.42	3.09
Total from Investment Activities	0.88	3.32		(5.34)	1.77	3.25
Dividends to Shareholders From:
Net Investment Income	(0.07)	(1.19)		(0.34)	—	(0.25)
Net Realized Gains	(0.09)	—		(1.12)	(0.34)	(0.32)
Total Dividends	(0.16)	(1.19)		(1.46)	(0.34)	(0.57)
Net Asset Value, End of Period	$15.62	$14.90		$12.77	$19.57	$18.14
Total Return(a)	5.95%	26.32%		(28.56)%	9.82%	21.25%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$331,815	$362,547		$207,351	$413,382	$391,610
Net Investment Income/(Loss)	1.68%	1.51%		2.31%	1.71%	1.31%
Expenses Before Reductions(b)	1.33%	1.33%		1.35%	1.32%	1.32%
Expenses Net of Reductions	1.18%	1.26%		1.29%	1.32%	1.32%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.18%	1.26%		1.30%	1.32%	1.32%
Portfolio Turnover Rate	35.02%	29.56%	(d)	27.13%	31.26%	19.43%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

(d)
Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate.  If such amounts had not been excluded the portfolio turnover rate would have been 153.46%.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

158

FINANCIAL HIGHLIGHTS

AZL JPMorgan U.S. Equity Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	December 31, 2010	December 31, 2009		December 31, 2008	December 31, 2007		December 31, 2006

Net Asset Value, Beginning of Period	$8.46	$6.35		$12.42	$12.68		$11.36
Investment Activities:
Net Investment Income/(Loss)	0.07	—	(a)	0.10	0.09		0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.02	2.14		(4.51)	0.41		1.57
Total from Investment Activities	1.09	2.14		(4.41)	0.50		1.63
Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.03)		(0.11)	(0.07)		(0.06)
Net Realized Gains	—	—		(1.55)	(0.69)		(0.25)
Total Dividends	(0.05)	(0.03)		(1.66)	(0.76)		(0.31)
Net Asset Value, End of Period	$9.50	$8.46		$6.35	$12.42		$12.68
Total Return(b)	12.97%	33.71%		(38.68)%	3.80%	(c)	14.59%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$325,037	$301,111		$63,203	$139,593		$129,416
Net Investment Income/(Loss)	0.79%	0.97%		0.79%	0.72%		0.66%
Expenses Before Reductions(d)	1.13%	1.20%		1.30%	1.25%		1.22%
Expenses Net of Reductions	1.08%	1.15%		1.22%	1.20%		1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.08%	1.15%		1.22%	1.20%		1.19%
Portfolio Turnover Rate	86.11%	103.19%		125.06%	126.24%		105.81%

(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)
During the year ended December 31, 2007, Oppenheimer Funds, Inc. reimbursed $51,744 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.04%.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

159

FINANCIAL HIGHLIGHTS

 AZL MFS Investors Trust Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31, 2010		December 31, 2009		December 31, 2008		December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$12.81		$8.44		$14.85		$13.92	$12.35
Investment Activities:
Net Investment Income/(Loss)	0.10		0.02		—	(a)	0.02	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.31		4.35		(5.77)		1.45	1.55
Total from Investment Activities	1.41		4.37		(5.77)		1.47	1.58
Dividends to Shareholders From:
Net Investment Income	(0.02)		—	(a)	(0.01)		(0.03)	—
Net Realized Gains	—		—		(0.63)		(0.51)	(0.01)
Total Dividends	(0.02)		—	(a)	(0.64)		(0.54)	(0.01)
Net Asset Value, End of Period	$14.20		$12.81		$8.44		$14.85	$13.92
Total Return(b)	11.01%		51.80%		(40.11)%		10.73%	12.79%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$314,596		$354,622		$272,746		$383,239	$314,449
Net Investment Income/(Loss)	0.62%		0.15%		0.02%		0.11%	0.28%
Expenses Before Reductions(c)	1.10%		1.10%		1.11%		1.12%	1.15%
Expenses Net of Reductions	1.06%		1.04%		1.03%		1.04%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.06%		1.07%		1.08%		1.07%	1.11%
Portfolio Turnover Rate	21.36%	(e)	193.49%		144.26%		119.80%	129.27%

(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements to the Annual Report.

(e)
Effective October 26, 2009, the subadvisor changed from Jennison Associates LLC to Massachusettes Financial Services Company (“MFS”). Implementation of MFS’ investment strategy has contributed to a lower portfolio turnover rate for the year ended December 31, 2010 as compared to prior years.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

160

FINANCIAL HIGHLIGHTS

AZL Mid Cap Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2009 to
	December 31, 2010	December 31, 2009	(a)

Net Asset Value, Beginning of Period	$13.09	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.05	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	3.16	3.03
Total from Investment Activities	3.21	3.09
Dividends to Shareholders From:
Net Investment Income	(0.04)	—
Net Realized Gains	(0.09)	—
Total Dividends	(0.13)	—
Net Asset Value, End of Period	$16.17	$13.09
Total Return(b)(c)	24.67%	30.90%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$154,995	$65,210
Net Investment Income/(Loss)(d)	0.71%	1.12%
Expenses Before Reductions(d)(e)	0.61%	0.66%
Expenses Net of Reductions(d)	0.60%	0.60%
Portfolio Turnover Rate(c)	34.31%	27.28%

(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

161

FINANCIAL HIGHLIGHTS

AZL Money Market Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2010		December 31, 2009		December 31, 2008		December 31, 2007		December 31, 2006

Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Investment Activities:
Net Investment Income	—	(a)	—	(a)	0.02		0.05		0.04
Net Realized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Activities	—	(a)	—	(a)	0.02		0.05		0.04
Dividends to Shareholders From:
Net Investment Income	—	(a)	—	(a)	(0.02)		(0.05)		(0.04)
Net Realized Gains	—	(a)	—	(a)	—		—		—
Total Dividends	—	(a)	—	(a)	(0.02)		(0.05)		(0.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)	—%		0.22%		2.44%		4.79%		4.43%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$861,070		$901,771		$1,029,286		$596,861		$404,406
Net Investment Income	—%		0.22%		2.36%		4.66%		4.41%
Expenses Before Reductions(c)	0.70%		0.69%		0.69%		0.69%		0.69%
Expenses Net of Reductions	0.33%	(d)	0.59%	(d)	0.69%		0.69%		0.69%

(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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FINANCIAL HIGHLIGHTS

AZL Morgan Stanley Global Real Estate Fund (formerly AZL Van Kampen Global Real Estate Fund)
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	May 1, 2006
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	(a)

Net Asset Value, Beginning of Period	$7.57	$5.46	$10.93	$12.08	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.23	0.11	0.13	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.34	2.08	(4.91)	(1.17)	2.12
Total from Investment Activities	1.57	2.19	(4.78)	(1.04)	2.17
Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.08)	(0.16)	(0.06)	(0.07)
Net Realized Gains	—	—	(0.53)	(0.05)	(0.02)
Total Dividends	(0.15)	(0.08)	(0.69)	(0.11)	(0.09)
Net Asset Value, End of Period	$8.99	$7.57	$5.46	$10.93	$12.08
Total Return(b)(c)	20.86%	40.19%	(45.83)%	(8.68)%	21.66%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$185,485	$144,909	$88,600	$157,039	$134,713
Net Investment Income/(Loss)(d)	2.91%	2.08%	1.70%	1.07%	1.00%
Expenses Before Reductions(d)(e)	1.35%	1.40%	1.43%	1.37%	1.45%
Expenses Net of Reductions(d)	1.34%	1.34%	1.36%	1.35%	1.33%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.35%	1.35%	1.36%	1.35%	1.33%
Portfolio Turnover Rate(c)	26.85%	47.65%	45.59%	46.22%	10.75%

(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

163

FINANCIAL HIGHLIGHTS

AZL Morgan Stanley Mid Cap Growth Fund (formerly AZL Van Kampen Mid Cap Growth Fund)
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008		December 31, 2007		December 31, 2006

Net Asset Value, Beginning of Period	$10.80	$6.85	$15.59		$13.48		$12.75
Investment Activities:
Net Investment Income/(Loss)	0.01	(0.02)	—	(a)	0.03		—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	3.50	3.97	(7.01)		2.89		1.14
Total from Investment Activities	3.51	3.95	(7.01)		2.92		1.14
Dividends to Shareholders From:
Net Investment Income	—	—	(0.03)		—	(a)	—
Net Realized Gains	—	—	(1.69)		(0.81)		(0.41)
Return of Capital	—	—	(0.01)		—		—
Total Dividends	—	—	(1.73)		(0.81)		(0.41)
Net Asset Value, End of Period	$14.31	$10.80	$6.85		$15.59		$13.48
Total Return(b)	32.50%	57.66%	(48.52)%		22.19%		9.21%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$456,423	$354,846	$229,647		$559,566		$305,006
Net Investment Income/(Loss)	0.07%	(0.18)%	(0.07)%		0.31%		0.04%
Expenses Before Reductions(c)	1.15%	1.17%	1.15%		1.18%		1.21%
Expenses Net of Reductions	1.09%	1.11%	1.10%		1.12%		1.16%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.10%	1.13%	1.11%		1.14%		1.18%
Portfolio Turnover Rate	41.95%	39.79%	41.17%		72.41%		70.25%

(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

164

FINANCIAL HIGHLIGHTS

AZL NFJ International Value Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2009 to
	December 31, 2010	December 31, 2009	(a)

Net Asset Value, Beginning of Period	$13.70	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.15	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	1.15	3.54
Total from Investment Activities	1.30	3.70
Dividends to Shareholders From:
Net Investment Income	(0.09)	—
Net Realized Gains	(0.26)	—
Total Dividends	(0.35)	—
Net Asset Value, End of Period	$14.65	$13.70
Total Return(b)(c)	9.67%	37.00%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$167,175	$78,308
Net Investment Income/(Loss)(d)	2.01%	2.01%
Expenses Before Reductions(d)(e)	1.21%	1.33%
Expenses Net of Reductions(d)	1.10%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.11%	1.23%
Portfolio Turnover Rate(c)	28.58%	25.28%

(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

165

FINANCIAL HIGHLIGHTS

AZL Russell 1000 Growth Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the period indicated)

April 30, 2010 to
December 31, 2010(a)

Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.90
Total from Investment Activities	0.95
Net Asset Value, End of Period	$10.95
Total Return(b)(c)	9.50%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$105,577
Net Investment Income/(Loss)(d)	0.87%
Expenses Before Reductions(d)(e)	0.87%
Expenses Net of Reductions(d)	0.84%
Portfolio Turnover Rate(c)	28.90%

(a)	Period from commencement of operations.
(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the return would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

166

FINANCIAL HIGHLIGHTS

AZL Russell 1000 Value Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the period indicated)

	April 30, 2010 to
	December 31, 2010	(a)

Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	0.39
Total from Investment Activities	0.49
Net Asset Value, End of Period	$10.49
Total Return(b)(c)	4.90%

Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$169,075
Net Investment Income/(Loss)(d)	1.68%
Expenses Before Reductions(d)(e)	0.84%
Expenses Net of Reductions(d)	0.84%
Portfolio Turnover Rate(c)	24.70%

(a)	Period from commencement of operations.
(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the return would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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FINANCIAL HIGHLIGHTS

AZL S&P 500 Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended		Year Ended		May 14, 2007 to
	December 31, 2010	December 31, 2009		December 31, 2008		December 31, 2007(a)

Class 1
Net Asset Value, Beginning of Period	$7.71	$6.16		$9.86		$10.14
Investment Activities:
Net Investment Income	0.14 (b)	0.13	(b)	0.18	(b)	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.98	1.45		(3.87)		(0.26)
Total from Investment Activities	1.12	1.58		(3.69)		(0.15)
Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.03)		(0.01)		(0.11)
Net Realized Gains	(0.02)	—		—	(c)	(0.02)
Total Dividends	(0.15)	(0.03)		(0.01)		(0.13)
Net Asset Value, End of Period	$8.68	$7.71		$6.16		$9.86
Total Return(d)(e)	14.75%	25.69%		(37.46)%		(1.48)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$15,506	$14,462		$11,158		$411
Net Investment Income(f)	1.79%	2.06%		2.67%		1.81%
Expenses Before Reductions(f)(g)	0.29%	0.30%		0.37%		0.53%
Expenses Net of Reductions(f)	0.24%	0.24%		0.26%		0.24%
Portfolio Turnover Rate(e)(h)	13.71%	16.19%	(i)	81.71%		15.95%
(a)	Period from commencement of operations.
(b)	Average shares method used in calculation.
(c)	Represents less than $0.005.
(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(i)
Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 36.67%.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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FINANCIAL HIGHLIGHTS

AZL S&P 500 Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		Year Ended		Year Ended		May 1, 2007 to
	December 31, 2010		December 31, 2009		December 31, 2008		December 31, 2007(a)

Class 2
Net Asset Value, Beginning of Period		$7.68	$6.15		$9.86		$10.00
Investment Activities:
Net Investment Income	0.12	(b)	0.12	(b)	0.16	(b)	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.98		1.44		(3.87)		(0.12)
Total from Investment Activities	1.10		1.56		(3.71)		(0.03)
Dividends to Shareholders From:
Net Investment Income	(0.11)		(0.03)		—	(c)	(0.09)
Net Realized Gains	(0.02)		—		—	(c)	(0.02)
Total Dividends	(0.13)		(0.03)		—	(c)	(0.11)
Net Asset Value, End of Period	$8.65		$7.68		$6.15		$9.86
Total Return(d)(e)	14.57%		25.36%		(37.62)%		(0.25)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$594,350		$707,448		$245,652		$27,614
Net Investment Income(f)	1.51%		1.78%		2.29%		1.60%
Expenses Before Reductions(f)(g)	0.54%		0.54%		0.65%		0.73%
Expenses Net of Reductions(f)	0.49%		0.49%		0.51%		0.49%
Portfolio Turnover Rate(d)(h)	13.71%		16.19%	(i)	81.71%		15.95%
(a)	Period from commencement of operations.
(b)	Average shares method used in calculation.
(c)	Represents less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(f)	Annualized for periods less than one year.
(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(i)
Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 36.67%.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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FINANCIAL HIGHLIGHTS

AZL Schroder Emerging Markets Equity Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	May 6, 2007 to
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007(a)

Class 1
Net Asset Value, Beginning of Period	$7.84	$4.56	$13.77	$11.64
Investment Activities:
Net Investment Income	0.10	0.06 (b)	0.03	0.04
Net Realized and Unrealized Gain/(Losses) on Investments	0.88	3.24	(6.38)	2.10
Total from Investment Activities	0.98	3.30	(6.35)	2.14
Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.02)	(0.04)	(0.01)
Net Realized Gains	—	—	(2.82)	—
Total Dividends	(0.06)	(0.02)	(2.86)	(0.01)
Net Asset Value, End of Period	$8.76	$7.84	$4.56	$13.77
Total Return(c)(d)	12.61%	72.46%	(51.82)%	19.23%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$47,962	$49,392	$34,118	$359
Net Investment Income(e)	1.19%	0.99%	0.78%	0.32%
Expenses Before Reductions(e)	1.45%	1.54%	1.70%	1.69%
Expenses Net of Reductions(e)(f)	1.17%	1.26%	1.41%	1.40%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.17%	1.26%	1.42%	1.40%
Portfolio Turnover Rate(c)(h)	101.09%	99.85%	158.76%	192.53%
(a)	Period from commencement of operations.
(b)	Average shares method used in calculation.
(c)	Not annualized for periods less than one year.
(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(e)	Annualized for periods less than one year.
(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(g)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

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FINANCIAL HIGHLIGHTS

AZL Schroder Emerging Markets Equity Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended		Year Ended	Year Ended		May 1, 2006 to
	December 31, 2010	December 31, 2009		December 31, 2008	December 31, 2007		December 31, 2006(a)

Class 2
Net Asset Value, Beginning of Period	$7.82	$4.56		$13.76	$10.56		$10.00
Investment Activities:
Net Investment Income	0.08	0.04	(b)	0.02	0.03		0.02
Net Realized and Unrealized Gains/(Losses) on Investments	0.89	3.23		(6.38)	3.17		0.55
Total from Investment Activities	0.97	3.27		(6.36)	3.20		0.57
Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.01)		(0.02)	—	(c)	(0.01)
Net Realized Gains	—	—		(2.82)	—		—
Total Dividends	(0.05)	(0.01)		(2.84)	—	(c)	(0.01)
Net Asset Value, End of Period	$8.74	$7.82		$4.56	$13.76		$10.56
Total Return(d)(e)	12.40%	71.78%		(51.89)%	30.32%		5.70%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$376,825	$373,541		$187,058	$249,236		$93,712
Net Investment Income(f)	0.91%	0.68%		0.86%	0.40%		0.32%
Expenses Before Reductions(f)(g)	1.70%	1.79%		1.95%	1.96%		2.53%
Expenses Net of Reductions(f)	1.42%	1.51%		1.66%	1.65%		1.55%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(f)(h)	1.42%	1.51%		1.67%	1.65%		1.55%
Portfolio Turnover Rate(e)(i)	101.09%	99.85%		158.76%	192.53%		36.16%
(a)	Period from commencement of operations.
(b)	Average shares method used in calculation.
(c)	Represents less than $0.005.
(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(h)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
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171

FINANCIAL HIGHLIGHTS

AZL Small Cap Stock Index Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	May 1, 2007 to
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007(a)

Net Asset Value, Beginning of Period	$7.94	$6.36	$9.27	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.07	0.04	0.03	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.94	1.54	(2.90)	(0.63)
Total from Investment Activities	2.01	1.58	(2.87)	(0.59)
Dividends to Shareholders From:
Net Investment Income	(0.05)	—	(0.03)	(0.05)
Net Realized Gains	—	—	(0.01)	(0.09)
Total Dividends	(0.05)	—	(0.04)	(0.14)
Net Asset Value, End of Period	$9.90	$7.94	$6.36	$9.27
Total Return(b)(c)	25.49%	24.84%	(30.94)%	(5.83)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$199,967	$193,665	$119,265	$22,061
Net Investment Income/(Loss)(d)	0.62%	0.68%	1.09%	0.73%
Expenses Before Reductions(d)(e)	0.65%	0.67%	0.77%	0.87%
Expenses Net of Reductions(d)	0.58%	0.58%	0.60%	0.58%
Portfolio Turnover Rate(c)	24.38%	24.67%	89.22%	19.08%

(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

172

FINANCIAL HIGHLIGHTS

AZL Turner Quantitative Small Cap Growth Fund
 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Net Asset Value, Beginning of Period	$7.70	$5.86	$12.90	$12.50	$11.23
Investment Activities:
Net Investment Income/(Loss)	0.01	(0.02)	(0.04)	(0.08)	(0.03)
Net Realized and Unrealized Gains/(Losses) on Investments	2.21	1.86	(4.96)	0.83	1.30
Total from Investment Activities	2.22	1.84	(5.00)	0.75	1.27
Dividends to Shareholders From:
Net Realized Gains	—	—	(2.04)	(0.35)	—
Total Dividends	—	—	(2.04)	(0.35)	—
Net Asset Value, End of Period	$9.92	$7.70	$5.86	$12.90	$12.50
Total Return(a)	28.83%	31.40%	(43.35)%	6.07%	11.31%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$91,473	$47,457	$36,237	$62,425	$94,669
Net Investment Income/(Loss)	0.11%	(0.23)%	(0.54)%	(0.47)%	(0.23)%
Expenses Before Reductions (b)	1.22%	1.24%	1.26%	1.23%	1.24%
Expenses Net of Reductions	1.22%	1.24%	1.26%	1.23%	1.23%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.22%	1.24%	1.26%	1.23%	1.24%
Portfolio Turnover Rate	97.13%	172.64%	225.56%	239.53%	94.34%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements in the Annual Report.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ May 1, 2011

173

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports (Shareholder Reports):

Each Fund’s annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance, except the AZL Money Market Fund, during its last fiscal year.

Proxy Voting Records

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Your request for free documents may be made in the following ways:
Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Funds.	Contact the Funds at: 3435 Stelzer Road, Columbus, Ohio 43219 (toll-free) 1-877-833-7113
Access the Allianz Life website at: www.allianzlife.com/GetInformed/VariableInvestmentOptions.aspx
(for the SAI)
www.allianzlife.com/PerformanceCenter/ShareholderReports.aspx
(for the shareholder reports)

Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/GetInformed/VariableInvestmentOptions.aspx

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can review information about the Funds (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:

In Person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By Mail:

Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549-0102

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov.

The SEC charges a fee to copy any documents.

Investment Company Act file no. 811-09491

 PART B - SAI

STATEMENT OF ADDITIONAL INFORMATION

AZL® Allianz AGIC Opportunity Fund
(formerly AZL® OCC Opportunity Fund)
AZL® BlackRock Capital Appreciation Fund
AZL® Columbia Mid Cap Value Fund
AZL® Columbia Small Cap Value Fund, Class 2
AZL® Davis New York Venture Fund, Class 2
AZL® Dreyfus Equity Growth Fund
AZL® Eaton Vance Large Cap Value Fund
AZL® Enhanced Bond Index Fund
AZL® Franklin Small Cap Value Fund
AZL® Franklin Templeton Founding Strategy Plus Fund
AZL® Gateway Fund
AZL® International Index Fund
AZL® Invesco Equity and Income Fund
(formerly AZL® Van Kampen Equity and Income Fund)
AZL® Invesco Growth and Income Fund
(formerly AZL® Van Kampen Growth and Income Fund)

AZL® Invesco International Equity Fund
AZL® JPMorgan International Opportunities Fund
(formerly AZL® Morgan Stanley International Equity Fund)
AZL® JPMorgan U.S. Equity Fund, Class 2
AZL® MFS Investors Trust Fund
AZL® Mid Cap Index Fund
AZL® Money Market Fund
AZL® Morgan Stanley Global Real Estate Fund
(formerly AZL® Van Kampen Global Real Estate Fund)
AZL® Morgan Stanley Mid Cap Growth Fund
(formerly AZL® Van Kampen Mid Cap Growth Fund)
AZL® NFJ International Value Fund
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund
AZL® Turner Quantitative Small Cap Growth Fund

EACH A “FUND” OF

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (THE “TRUST”)

May 1, 2011

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May 1, 2011, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.

This Statement of Additional Information may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

History of the Trust 4

Investment Strategies and Policies 5
The Funds 5

Additional Information on Portfolio Instruments and Investment Policies 9
Alternative Strategies and Unregistered Investment Pools 9
Bank Obligations 9
Commercial Paper 10
Common Stocks 10
Convertible Securities 10
Corporate Debt Securities 10
Delayed Funding Loans and Revolving Credit Facilities 12
Derivative Instruments 12
Event-Linked Exposure 13
Foreign Currency Options and Futures Transactions 14
Foreign Securities 14
Forward Foreign Currency Exchange Contracts 16
Futures 17
Futures and Options Investment Risks 17
Guaranteed Investment Contracts 18
Illiquid Securities 18
Initial Public Offerings 18
Investment Company Securities 18
Lending of Portfolio Securities 19
Loan Participations and Assignments 19
Mortgage - Related Securities 20
Options 22
Preferred Stocks 23
Real Estate Investment Trusts (REITs) 23
Repurchase Agreements 23
Reverse Repurchase Agreements and Dollar Roll Agreements 24
Risks of Techniques Involving Leverage 24
Short Sales Against the Box 25
Small Company Stocks 25
Special Situation Companies 25
Structured Notes 26
Swap Agreements 26
Taxable and Tax Exempt Municipal Securities 27
U.S. Government Obligations 28
Variable and Floating Rate Demand and Master Demand Notes 28
Warrants and Rights 28
When-Issued and Delayed Delivery Securities 28
Zero Coupon and Pay-In-Kind Securities 29

Investment Restrictions 30
Portfolio Turnover 31

Other Fund Policies 32
Disclosure of Portfolio Holdings 32
Additional Purchase and Redemption Information 33
Net Asset Value 33
Valuation of the Money Market Fund 33
Valuation of the Non-Money Market Funds 34
Redemption in Kind 35

Management of the Trust 36
Trustees and Officers 36
Trustee Holdings 42
Control Persons and Principal Holders of Securities 43
The Manager 44
The Subadvisers 48
Allianz Global Investors Capital LLC 52
BlackRock Capital Management, Inc. 52
BlackRock Financial Management, Inc. 53
BlackRock Institutional Management Corporation 53
BlackRock Investment Management, LLC 53
Columbia Management Investment Advisers, LLC 53
Davis Selected Advisers, L.P. 53
The Dreyfus Corporation 53
Eaton Vance Management 53
Franklin Advisers, Inc. 54
Franklin Advisory Services, LLC 54
Franklin Mutual Advisers, LLC 54
Gateway Investment Advisers, LLC 54
Invesco Advisers, Inc. 54
J.P. Morgan Investment Management Inc. 54
Massachusetts Financial Services Company 54
Morgan Stanley Investment Management Inc. 54
NFJ Investment Group LLC 55
Schroder Investment Management North America Inc. 55
Templeton Global Advisors Limited 55
Turner Investment Partners, Inc. 55
Other Managed Accounts 55
Potential Material Conflicts of Interest 61
Portfolio Manager Compensation 62
Portfolio Manager Ownership of Securities in the Funds 79
Affiliated Persons 79
Portfolio Transactions 79
Affiliated Brokers 80
Administrator, Transfer Agent, and Fund Accountant 82
Distributor 84
Custodian 87
Independent Registered Public Accounting Firm 87
Legal Counsel 87
Codes of Ethics 87
Licensing Arrangements 87

Additional Information 89
Description of Shares 89
Vote of a Majority of the Outstanding Shares 90
Additional Tax Information 90
Performance Information 95
Yields of the Money Market Fund 95
Yields of the Non-Money Market Funds 96
Calculation of Total Return 96
Miscellaneous 96
Financial Statements 97

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Proxy Voting Policies and Procedures 97

Appendix A 98
Commercial Paper Ratings 98
Corporate and Long-Term Debt Ratings 100

Appendix B – Proxy Voting Policies 103
Allianz Variable Insurance Products Trust 103
Allianz Investment Management LLC 106
Allianz Global Investors Capital 113
BlackRock 116
Columbia Management Investment Advisers, LLC 123
Davis Selected Advisers 127
Dreyfus Corporation – Mellon Financial Corporation142
Eaton Vance Management 143
Franklin Templeton 148
Gateway Investment Advisers, LLC 155
Invesco Advisers 157
J.P. Morgan Investment Management 162
Massachusetts Financial Services Company 176
Morgan Stanley Investment Management 181
NFJ Investment Group LLC 189
Schroder Investment Management North America, Inc. 192
Turner Investment Partners, Inc. 200

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

HISTORY OF THE TRUST

The Trust is an open-end investment management company organized in July 1999 as a Delaware business trust comprised of 29 separate investment portfolios, which are classified as “diversified” within the meaning of the 1940 Act.  The Trust currently offers 28 variable net asset value funds and one money market fund.

The following Funds (Subadvisers) changed effective on the following dates:

Date	Current Fund Name (Subadvisor)	Previous Fund Name (Subervisor)
June 1, 2010	AZL Morgan Stanley Global Real Estate Fund AZL Morgan Stanley Mid Cap Growth Fund (Morgan Stanley Investment Management Inc.)	AZL Van Kampen Global Real Estate Fund AZL Van Kampen Mid Cap Growth Fund (Van Kampen Asset Management)
July 1, 2010	AZL Allianz AGIC Opportunity Fund (Allianz Global Investors Capital LLC)	AZL OCC Opportunity Fund (Oppenheimer Capital LLC)
May 1, 2011	AZL JPMorgan International Opportunities Fund(1) (J.P. Morgan Investment Management Inc.)	AZL Morgan Stanley International Equity Fund (Morgan Stanley Investment Management Inc.)
	AZL Invesco Equity and Income Fund(2) AZL Invesco Growth and Income Fund(2) (Invesco Advisers, Inc.)	AZL Van Kampen Equity and Income Fund AZL Van Kampen Growth and Income Fund (Invesco Advisers, Inc.)
(1) Prior to June 1, 2010, this Fund was known as the AZL Van Kampen International Equity Fund, and was subadvised by Van Kampen Asset management.

(2) Prior to June 1, 2010, these Funds were subadvised by Van Kampen Asset Management.

At a Special Meeting of Shareholders held on October 13, 2010, shareholders of AZL Allianz AGIC Growth Fund (“AGIC Growth”) approved an Agreement and Plan of Reorganization (the “Plan”) between AGIC Growth and AZL BlackRock Capital Appreciation Fund (“BlackRock”). Under the Plan, effective October 15, 2010, a “Reorganization” was completed whereby BlackRock has acquired all of the assets and assumed all of the liabilities of AGIC Growth in exchange for shares of BlackRock. Shares of BlackRock have been distributed proportionately to the shareholders of AGIC Growth in complete liquidation of AGIC Growth and the assumption of AGIC Growth’s liabilities. As a result of the Reorganization, AGIC Growth is no longer available.

The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the “Participating Insurance Companies”). Shares of the Trust are not offered to the general public but solely to such separate accounts (the “Separate Accounts”).

Much of the information contained in this Statement of Additional Information (“SAI”) expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust’s Prospectus.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS

AZL Allianz AGIC Opportunity Fund (“AGIC Opportunity Fund”)

AZL BlackRock Capital Appreciation Fund (“BlackRock Capital Appreciation Fund”)

AZL Columbia Mid Cap Value Fund (“Columbia Mid Cap Value Fund”)

AZL Columbia Small Cap Value Fund (“Columbia Small Cap Value Fund”)

AZL Davis New York Venture Fund (“Davis New York Venture Fund”)

AZL Dreyfus Equity Growth Fund (“Dreyfus Equity Growth Fund”)

AZL Eaton Vance Large Cap Value Fund (“Eaton Vance Large Cap Value Fund”)

AZL Enhanced Bond Index Fund (“Enhanced Bond Index Fund”)

AZL Franklin Small Cap Value Fund (“Franklin Small Cap Value Fund”)

AZL Franklin Templeton Founding Strategy Plus Fund (“Franklin Templeton Founding Strategy Plus Fund”)

AZL Gateway Fund (“Gateway Fund”)

AZL International Index Fund (“International Index Fund”)

AZL Invesco Equity and Income Fund (“Invesco Equity and Income Fund”)

AZL Invesco Growth and Income Fund (“Invesco Growth and Income Fund”)

AZL Invesco International Equity Fund (“Invesco International Equity Fund”)

AZL JPMorgan International Opportunities Fund (“JPMorgan International Opportunities Fund”)

AZL JPMorgan U.S. Equity Fund (“JPMorgan U.S. Equity Fund”)

AZL MFS Investors Trust Fund (“MFS Investors Trust Fund”)

AZL Mid Cap Index Fund (“Mid Cap Index Fund”)

AZL Money Market Fund (“Money Market Fund”)

AZL Morgan Stanley Global Real Estate Fund (“MS Global Real Estate Fund”)

AZL Morgan Stanley Mid Cap Growth Fund (“MS Mid Cap Growth Fund”)

AZL NFJ International Value Fund (“NFJ International Value Fund”)

AZL Russell 1000 Growth Index Fund (“Russell 1000 Growth Index Fund”)

AZL Russell 1000 Value Index Fund (“Russell 1000 Value Index Fund”)

AZL S&P 500 Index Fund (“S&P 500 Index Fund”)

AZL Schroder Emerging Markets Equity Fund (“Schroder Emerging Markets Equity Fund”)

AZL Small Cap Stock Index Fund (“Small Cap Stock Index Fund”)

AZL Turner Quantitative Small Cap Growth Fund (“Turner Quantitative Small Cap Growth Fund”)

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Temporary, Defensive Investments

As described in the Prospectus, each Fund, except the Money Market Fund, may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short term debt instruments) for temporary defensive purposes when the Subadviser has determined that market or economic conditions so warrant.

These debt obligations may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See “Additional Information on Portfolio Instruments and Investment Policies – Bank Obligations,” “– Commercial Paper,” “– Variable and Floating Rate Demand and Master Demand Notes,” “– U.S. Government Obligations,”  “– Corporate Debt Securities” and “– Repurchase Agreements”).

Specific Non-Fundamental Investment Restrictions

In addition to the information shown under “Additional Information on Portfolio Instruments and Investment Policies” and the information in the section “Investment Restrictions” in this SAI, the following sets forth specific non-fundamental investment restrictions for certain Funds.

BlackRock Capital Appreciation Fund. The Fund may invest up to 20% of its net assets in securities that are not issued by mid- or large-sized companies, including debt securities and stocks issued by small-sized companies.

Columbia Small Cap Value Fund. The Fund may invest up to 20% of its total assets in equity securities of foreign issuers.

Davis New York Venture Fund. The Fund may not sell short more than 5% of its total assets. The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry group. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund’s net assets to be invested in such lower-rated securities. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund’s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund’s total assets. The fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund’s total assets.

Dreyfus Equity Growth Fund. The Fund may invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 5% of its total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed to be equivalent in quality to securities rated below investment grade; this 5% limitation does not apply to preferred stocks.

Franklin Small Cap Value Fund. The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies of the Fund. The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options, and currency transactions. The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.  The Fund may not invest more than 5% of its assets in securities of issuers with less than three years' continuous operation, including the operations of any predecessor companies.  The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 15% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in above.

Invesco Equity and Income Fund. The Fund may invest up to 10% of its net assets in illiquid and certain restricted securities. The Fund may not borrow money except for a temporary purpose and then not in excess of 10% of its net assets. The Fund may not purchase securities on margin, sell securities short, purchase or sell commodities or commodities futures contracts, or make loans to any individual. The Fund may not purchase a restricted security or a

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund’s assets would be invested in such securities.

Invesco International Equity Fund. The Fund may invest in equity and debt securities issued by REITs. The Fund’s investment in REITs will not exceed 15% of the total assets of the Fund. The Fund may pledge no more than 10% of its total assets as collateral for short sales against the box. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund’s total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s total assets.

JPMorgan International Opportunities Fund. The Fund may invest up to 5% of its assets in convertible securities that have been rated below investment grade (see “Additional Information on Portfolio Instruments and Investment Policies – Convertible Securities”).

Money Market Fund. The Fund may invest in a broad range of short-term, high quality, U.S. Dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Fund may invest in: (a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks); (b) high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies; (c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Subadviser; (d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables); (e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts; (f) dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities; (g) funding agreements issued by highly-rated U.S. insurance companies; (h) securities issued or guaranteed by state or local governmental bodies; (i) repurchase agreements relating to the above instruments; and (j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

All securities acquired by the Fund will be determined at the time of purchase by the Funds’ Subadviser, under guidelines established by the Fund’s Board of Trustees, to present minimal credit risks and will be “Eligible Securities” as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

MS Global Real Estate Fund.  The Fund shall not concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.  The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and options on futures contracts transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in regulations of the Commodities Futures Trading Commission), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund’s total assets.  The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures contracts, foreign currency futures contracts or related options.

S&P 500 Index Fund. The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

Small Cap Stock Index Fund. The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

Turner Quantitative Small Cap Growth Fund. The Fund may invest up to 20% of its net assets for investment purposes in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Growth Index. The Fund may invest up to 15% of its total assets in equity securities of foreign issuers.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND

INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques, and risks for each Fund. As noted in the Prospectus, the Funds may also employ other investment practices and may be subject to other risks, which are described below.  Because the following is a combined description of the investment strategies of all of the Funds, certain matters described in this section may not apply to your Fund or Funds.  Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below without limit.

ALTERNATIVE STRATEGIES AND UNREGISTERED INVESTMENT POOLS

The Funds are authorized to invest in certain unregistered investment pools.

The Manager may allocate up to 5% of the Funds’ respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls.  The Funds may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets.  This strategy is intended to reduce the potential volatility of the Funds’ investment performance and may limit the Funds’ ability to benefit from rising markets while protecting the Funds in declining markets.  The Manager may pursue this strategy by investing directly or indirectly through unregistered investment pools that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

BANK OBLIGATIONS

Certain Funds may invest in bank obligations consisting of bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Certain Funds may also invest in Eurodollar certificates of deposit (“Euro CDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit (“Yankee CDs”) which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits (“ETDs”) which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certain Funds may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a foreign corporation.

COMMON STOCKS

Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, the cash value of common stock or some other equity security. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock – i.e., they have a prior claim against the issuer’s assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

Certain Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

CORPORATE DEBT SECURITIES

Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

Certain Funds may invest in securities which are rated the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody’s) or, if not rated, are of comparable quality as determined by the Subadviser (“Medium-Grade Securities”). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO, will not be considered a “medium grade security.”

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of an issuer

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to make payments of principal and interest. Medium-Grade Securities are considered by Moody’s to have speculative characteristics.

Certain Funds may invest in lower rated securities. Fixed income securities with ratings below Baa (Moody’s) or BBB (S&P) are considered below investment grade and are commonly referred to as “junk” bonds (“Lower Rated Securities”).

These Lower Rated Securities generally offer higher interest payments because the company that issues the bond – the issuer – is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

Some risks of investing in lower rated securities include:

•
Greater credit risk – Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

•
Reduced liquidity – There are fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.

•
Lack of historical data – Because high yield bonds are a relatively new type of security, there is little data to indicate how such bonds will behave in a prolonged economic downturn. However, there is a risk that such an economic downturn would negatively affect the ability of issuers to repay their debts, leading to increased defaults and overall losses to the Fund.

Particular types of Medium-Grade and Lower Rated Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other Medium-Grade or Lower Rated Securities. Some Medium-Grade Securities and some Lower Rated Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by Moody’s and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade or Lower Rated Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Subadviser conducts its own independent credit analysis of Medium-Grade and Lower Rated Securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pools of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Collateralized mortgage obligations (“CMOs”) are another type of CDO in which some Funds may invest. For more information on CMOs, see the discussion under “Mortgage-Related Securities” later in this section.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline

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in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

DERIVATIVE INSTRUMENTS

Certain Funds (other than the Money Market Fund) may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund’s portfolio or for risk management or for any other permissible purposes consistent with that Fund’s investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency.  As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC.  Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must “set aside” (sometimes referred to as “asset segregation”) liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open.  For example, with respect to forward contracts and futures that are not legally required to “cash settle,” the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract’s full notional value.  With respect to forward contracts and futures that are required to “cash settle,” however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust’s daily marked to market (net) obligation, if any, (in other words, the Trust’s daily net liability, if any) rather than the notional value.

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Hybrid instruments: A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund that invests in hybrid instruments will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

EVENT-LINKED EXPOSURE

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

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FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS

Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN SECURITIES

Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Many European countries have adopted a single European currency, commonly referred to as the “euro.” The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund(s), are still uncertain.

Securities of companies with a foreign jurisdiction of legal organization may be deemed domestic securities if they are either headquartered in the U.S., their equity securities (or ADRs) trade primarily in the U.S., or their total revenues are derived primarily from the U.S.

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Investment in Companies in Developing Countries/Emerging Markets

Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.

Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries, including, China, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% (10% for certain Funds) of its net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries. In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Depositary Receipts

For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Foreign Sovereign Debt

Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund’s portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships.

The Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund. They may use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  A Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Funds may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure. The Funds may also engage in proxy hedging which is defined as

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Fund’s entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to earmark or hold liquid securities or cash equal to the Fund’s obligations in a segregated account throughout the duration of the contract.  To the extent that the currency is not being used for hedging purposes, the Fund will segregate or “earmark” cash or assets determined to be liquid in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the segregated securities declines, the Fund will add additional assets so that the amount is not less than the Fund’s commitments under the Contracts.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

FUTURES

Certain Funds (other than the Money Market Fund) may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The technique may also be used for risk management or other permissible purposes. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.

Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund’s futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund’s ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FUTURES AND OPTIONS INVESTMENT RISKS

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund’s portfolio.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither the Trust nor the Funds are deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Manager is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Funds.

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GUARANTEED INVESTMENT CONTRACTS

A Guaranteed Investment Contract (“GIC”) is a pure investment product in which a life insurance company agrees, for a single premium, to pay the principal amount of a predetermined annual crediting (interest) rate over the life of the investment, all of which is paid at the maturity date. GICs typically guarantee the interest rate paid but not the principal.

ILLIQUID SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) Securities”). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) Securities, thus providing liquidity. The Trust’s Board of Trustees has delegated to the Subadvisers the day-to-day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to “qualified institutional buyers” as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Subadvisers may deem Section 4(2) Securities liquid if they believe that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Subadvisers generally consider any and all factors that they deem relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in illiquid securities if, as a result, more than 15% (5% in the case of the Money Market Fund) of the market value of its net assets would be invested in illiquid securities.

Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund’s liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INITIAL PUBLIC OFFERINGS

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer.  A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, and limited information about the issuer. A Fund may hold IPO securities for a period of time or may sell them soon after the purchase.  Investments in IPOs could have an increased impact, either positive or negative, on a Fund’s performance if the Fund’s assets are relatively small.  The impact of an IPO on a Fund’s performance may tend to diminish as the Fund grows.  In circumstances where investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

INVESTMENT COMPANY SECURITIES

The Funds may not invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. However, as permitted by the 1940 Act, a Fund may invest in securities issued by other investment companies, so

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. The foregoing restrictions do not apply to investments by the Funds in investment companies that are money market funds, including the Money Market Fund or another money market fund that has an affiliate of the Manager as an investment adviser. As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

Exchange Traded Funds

The Funds may invest in investment companies in the form of various exchange traded funds (“ETFs”), subject to the Fund’s investment objectives, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:

•
“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•
“Qubes” (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

•
“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive cash collateral equal to 102% of the market value of domestic securities (105% for foreign securities). This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy by the Manager.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment

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banks, government agencies or international agencies).  Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on its Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

MORTGAGE - RELATED SECURITIES

Certain Funds may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-through securities purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination.  The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full-faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed

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Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations

Mortgage-related securities in which the Funds may invest may also include collateralized mortgage obligations (“CMOs”). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

Stripped Mortgage Securities

Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate

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of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Certain Funds may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

OPTIONS

Certain Funds (other than the Money Market Fund) may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Certain Funds may also purchase put and call options.

A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

In order to close out a call option it has written, the Fund will enter into a “closing purchase transaction” (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

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A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio, or for risk management or other permissible purposes. The sale of a call option against an amount of cash equal to the put’s potential liability constitutes a “covered put.”

Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options are subject to the Funds’ 15% (or 10% for certain Funds) limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a “repurchase formula” will not be subject to such 15% limit.

Certain Funds (other than the Money Market Fund) may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

PREFERRED STOCKS

Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

REAL ESTATE INVESTMENT TRUSTS (REITs)

Certain Funds may invest in equity or debt REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the “Code”) and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

REPURCHASE AGREEMENTS

Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which a Subadviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may borrow money by entering into reverse repurchase agreements or dollar roll agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased under a dollar roll agreement. The Funds do not consider a TBA (to be announced) trade, which is a forward mortgage-backed securities trade, to be a dollar roll since a TBA is a commitment to make a future purchase and does not involve deliverable securities. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund’s investment restrictions having a value equal to the Fund's obligation. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Although reverse repurchase agreements and dollar roll agreements are excluded from the Funds’ fundamental restriction against borrowing, they may, to some extent, involve the risk of leverage.  See “Risks of Techniques Involving Leverage” below. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

RISKS OF TECHNIQUES INVOLVING LEVERAGE

Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements or dollar roll agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of “leverage” when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SHORT SALES AGAINST THE BOX

Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the Fund will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Subadviser to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

SMALL COMPANY STOCKS

Funds that invest significantly in securities issued by small-cap companies are subject to capitalization risk. These securities may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and are less liquid than securities issued by large-cap companies. These securities may also fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

SPECIAL SITUATION COMPANIES

Certain Funds may invest in “special situation companies.” Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

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STRUCTURED NOTES

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt  securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

SWAP AGREEMENTS

Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or cash equivalents (such as U.S government securities, or high grade debt obligations), to limit any potential leveraging of the Fund’s portfolio.

Credit Default Swaps: Certain Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be

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accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or “earmarking” will not limit the Fund's exposure to loss.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

TAXABLE AND TAX EXEMPT MUNICIPAL SECURITIES

Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power

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or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

U.S. GOVERNMENT OBLIGATIONS

Certain Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer’s right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES

Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

Variable amount master demand notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WARRANTS AND RIGHTS

Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Certain Funds may purchase securities on a “when-issued” or “delayed delivery” basis. A Fund will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a “when-issued” or “delayed delivery” basis, the Fund will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment.

Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause such Fund to miss a price or yield considered to be advantageous. If a Fund sells a “when-issued” or “delayed delivery” security before a delivery, any gain would be taxable.

ZERO COUPON AND PAY-IN-KIND SECURITIES

Certain Funds may invest in zero coupon bonds and pay-in-kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends.

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INVESTMENT RESTRICTIONS

Fundamental Restrictions

The investment objective of any Fund, except the Money Market Fund, may be changed by the Board of Trustees without shareholder approval. The investment objective of the Money Market Fund may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the following fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under “Additional Information – Vote of a Majority of the Outstanding Shares” in this Statement of Additional Information). All other investment restrictions described in the Prospectus or this Statement of Additional Information may be changed by the Board of Trustees.

No Fund may:

1.
Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

2.
Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.  This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

3.	Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate (including REITs).

4.
Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the MS Global Real Estate Fund may concentrate in equity securities of companies in the real estate industry, and with respect to all other Funds:

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)	wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)	personal credit and business credit businesses will be considered separate industries.

5.
Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities issued by other investment companies, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

NOTE: The MS Global Real Estate Fund technically is not subject to these limitations since it was classified at inception as a non-diversified investment company.  However, because the Fund in fact has been operated in a manner consistent with these limitations, it is the position of the SEC staff that it must continue to operate consistent with these limitations until shareholders of the Fund vote to return the Fund to a non-diversified status.

6.
Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and polices and may lend portfolio securities in an amount not exceeding one-third of its assets.

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7.	Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.

8.	a)
Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund’s total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.

b)	Mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund’s net assets.

As a non-fundamental policy, the following funds have more restrictive limits as follows:

Invesco Equity and Income Fund	5%

Money Market Fund	10% (with respect to 8a only)

MS Global Real Estate Fund	10% (with respect to 8b only)

NOTE: As a non-fundamental policy which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities which are segregated, held in escrow, or in separate accounts in connection with a Fund’s investment practices described in the Funds’ Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

For purposes of the above investment restrictions, the Funds treat all supranational organizations as a single industry and each foreign government (all of its agencies) as a separate industry.  In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

Non-Fundamental Restrictions

In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders. No Fund may:

1.
Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund’s investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

2.
Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund’s investment objective and policies, (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Funds identified as being permitted to engage in short sales against the box in the preceding table labeled Type of Investment or Technique.

3.	Purchase securities of companies for the purpose of exercising control (this limitation does not apply to the AZL Franklin Templeton Founding Strategy Plus Fund).

4.
Except as noted otherwise elsewhere in this SAI, invest more than 15% (5% with respect to the Money Market Fund, and 10% with respect to the JPMorgan U.S. Equity Fund and Invesco Equity and Income Fund) of its net assets in illiquid securities.

5.	Invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Except for the Funds’ policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

PORTFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Fund, including brokerage commissions. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.

If a particular Fund changes subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new subadviser. For the year ended December 31, 2010, as reflected in the Financial Highlights section of the prospectus, (i) AGIC Opportunity Fund experienced significant variation in turnover rates because the Fund takes advantage of the volatility of the market place to adjust positions actively based upon price targets in order to maximize risk/reward and alpha generation over the long term (ii) Enhanced Bond Index Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases; (iii) Dreyfus Equity Growth Fund in turnover rates due to repositioning of the Fund’s portfolio; and (iv) Schroder Emerging Markets Equity Fund in turnover rates due to repositioning of the Fund’s portfolio .

OTHER FUND POLICIES

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds’ compliance with the policies.

In general, the Trust has instructed all third-party service providers and Allianz Investment Management LLC its investment adviser, that no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows.

Complete portfolio holdings will be included in the Funds’ annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds’ annual and semi-annual reports and Forms N-Q are available: 1) free on the EDGAR Database on the SEC’s website at www.sec.gov; 2) for review or copying, copies subject to a duplication fee, at the SEC’s Public Reference Room in Washington, D.C.; 3) by e-mailing your request to publicinfo@sec.gov; or 4) by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Approximately 21 to 45 days after the end of each quarter, the Funds’ distributor posts on the Funds’ website (www.allianzlife.com) and publishes a fact sheet on each of the Funds which lists the Fund’s top holdings (generally, the top 10 to 15 holdings) at quarter-end.  On or before the fifth business day of each month, a schedule of investments for the AZL Money Market Fund, as of the last business day of the prior month, will be posted on the Funds’ website in accordance with Rule 2a-7.  Information concerning the Funds’ portfolio holdings that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials, provided that the information is posted on the Funds’ website one day prior to the use of such printed materials.

The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar) on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter.  The disclosure of portfolio holdings to databases and rating services is generally made for the purpose of obtaining ratings for the Funds and making available to the public the same portfolio holdings information as is typically provided for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.

In order to assure that any disclosure of portfolio holdings is in the best interests of shareholders, and to prevent any conflicts of interest between the Funds’ shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds, the Funds’ policies regarding the disclosure of portfolio holdings include the provision that the Funds’ investment adviser (Allianz Investment Management LLC) and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Funds’ administrator, fund accountant, transfer agent, custodian, proxy voting service, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information, on a current basis, in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use agreements and may not

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust.  The Fund’s independent registered public accountant, KPMG LLP, also has access from time to time to the Fund’s portfolio holdings in connection with performing the audit and related functions. In addition, the President of the Trust, in consultation with the Chief Compliance Officer of the Trust, may authorize the release of information regarding portfolio holdings upon a determination that such release is in the best interests of the shareholders of the relevant Fund or Funds.

Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient (holdings)	Frequency	Delay before dissemination
The Bank of New York Mellon (Fund Custodian)	Daily	None
Citi Fund Services Ohio, Inc. (Fund Accountant, Administrator and Transfer Agent)	Daily	None
BroadridgeInvestor Communications Solutions, Inc. (proxy voting services)	As necessary	None
Factset	Daily	1 day
Bloomberg	Quarterly	31 Calendar days after quarter end
Lipper	Quarterly	31 Calendar days after quarter end
S&P	Quarterly	31 Calendar days after quarter end
Morningstar Associates, LLC	Quarterly	31 Calendar days after month end
Thomson/Vestek	Quarterly	31 Calendar days after quarter end

No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.

On a quarterly basis, the Board will receive a report of portfolio holdings disclosures and will monitor such disclosures to ascertain that no conflicts exist and that any disclosures of information about portfolio holdings are in the best interests of Fund shareholders.

There is no assurance that the Funds’ policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The shares of the Trust’s Funds are sold on a continuous basis by the Trust’s distributor, Allianz Life Financial Services, LLC (the “Distributor “or “ALFS”), an affiliate of the Manager, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see “Shareholder Information – Pricing of Fund Shares”) on each Business Day of the Trust. A “Business Day” is a day on which the New York Stock Exchange (the “NYSE”) is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUND

The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar weighted average maturity appropriate to the Fund’s objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

with a remaining maturity of more than 397 days (thirteen months) or less from the date of purchase in the case of securities in the NRSROs' highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs' second highest short-term rating categories.  The Money Market Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

The Money Market Fund must also hold at least 10% of its total assets in "daily liquid assets" and at least 30% of its total assets in "weekly liquid assets."  Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day.  Weekly liquid assets are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within five business days.  In addition, the Money Market Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.  This general liquidity obligation may require the Money Market Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

The Money Market Fund’s board of trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the board of trustees promptly consider what action, if any, should be initiated. If the trustees believe that the extent of any deviation from the Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar weighted average maturity, withholding or reducing dividends, reducing the number of the Fund’s outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE NON-MONEY MARKET FUNDS

Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees. Portfolio securities of sufficient credit quality with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of trading on the principal exchange. The close of trading for some options exchanges may occur later than the 4:00 p.m. closing of the NYSE, but is not expected to occur later than 4:15 p.m. Eastern Time. This means that a Fund holding options may not determine its NAV until 4:15 p.m. Eastern Time. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees.  Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

REDEMPTION IN KIND

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”).  The Trustees elect the officers of the Trust to supervise its day-to-day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.

The Trust currently does not have a chairman, due to the resignation of the prior chairman. The Trust is in the process of conducting a search for a new chairman and currently anticipates that it will fill the position sometime in 2011. The Trust does not have a lead independent (non-“interested”) trustee. The Board of Trustees has not found it necessary to create a lead independent trustee because the members of the Board of Trustees, including the independent trustees, have been satisfied with the effectiveness of the existing structure of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.

The Board of Trustees presently is composed of eight members, seven of whom are independent. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. All of the independent trustees have served on the Board of Trustees for at least three years; two independent trustees have served for over ten years.

As reflected below, the chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Trust’s Manager and subadvisers and the selection and nomination of candidates to the Board of Trustees.

The independent trustees regularly communicate with Brian Muench, President of the Trust, regarding matters of interest or concern to them, and the independent trustees participate in developing agenda items for Board meetings. The Board of Trustees meets in person approximately five times each year and by telephone at other times. At each in-person meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust.

The Board of Trustees is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Investment committees, supervises the Trust’s accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Trust’s Manager and subadvisers. The Board of Trustees regularly receives detailed reports from, and has opportunity to question representatives of, the Trust’s Chief Compliance Officer, the Trust’s independent audit firm, and the Trust’s administrator. The Chief Compliance Officer’s reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board of Trustees also periodically receives reports, in person or by telephone, from various subadvisers.

The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.

•
The Audit Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year.  Mr. Reeds serves as chairman of the Audit Committee.  The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.

•
The Investment Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year. Mr. Gelfenbien and Mr. McLean serve as co-chairmen of the Nominating and Corporate Governance Committee. The functions of the Investment Committee include evaluating and supervising the Manager and Subadvisers to the various investment portfolios of the Trust.

•
The Nominating and Corporate Governance Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met one time during the last fiscal year.  Ms. Ettestad and Ms. Leonardi serve as co-chairpersons of the Investment Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Board of Trustees. The Nominating Committee does not consider nominees recommended by shareholders of the Trust.

Effective December 1, 2010, the Valuation and Investment Policy Committee (the “VIP Committee”) was dissolved and replaced with two new committees.  The VIP Committee met 11 times, prior to its dissolution. The new committees are listed below:

•
The Investment Policy Committee, made up of Darin Egbert, Brian Muench, Michael J. Tanski, Bradley K. Quello, and Jeremy Smith, met one time during the last fiscal year.  The Investment Policy Committee monitors the Trust’s investment policies and advisory issues, including commission recapture, securities lending, proxy voting and subadviser compliance, and provides recommendations to the Board.

•
The Valuation Policy Committee, made up of Brian Muench, Darin Egbert, Bradley K. Quello, Jeremy Smith, Neil C. Gonzales, Morris Engel, Jeremy German, Stacy Jenniges, Charlie W. Schaub, Neil D. Tobiason, Erik Vang, Chris Kerslake and Gregory Walter, met one time during the last fiscal year.  The Valuation Policy Committee monitors the assets of the Trust and, when necessary, determines the fair value of securities held by the Funds of the Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

NON-INTERESTED TRUSTEES(1)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc., 2005 to present; EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	36	Argus Group Holdings; Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	36	Luther College
Roger Gelfenbien, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	36	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	36	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	36	None
Peter W. McClean, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	36	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	36	Connecticut Water Service, Inc.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

INTERESTED TRUSTEE(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	36	None

The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board of Trustees of the Trust:

Mr. Burnim brings to the Board of Trustees nearly 40 years of experience in management and director positions in the financial services industry. Mr. Burnim’s management experience includes over 25 years in various senior management positions for Citibank/Citicorp’s Corporate and Investment banking sectors and approximately ten years as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.

Ms. Ettestad brings to the Board of Trustees nearly 20 years of senior management experience, including over ten years of experience in senior management positions specifically at insurance providers and other financial service firms. Ms. Ettestad’s subject matter expertise includes creation and analysis of financial systems and design and implementation of Sarbanes Oxley compliance and control processes, both directly applicable to the Board’s supervision of the Trust’s finance and compliance functions.

Mr. Gelfenbien brings to the Board of Trustees nearly 20 years of experience as partner and managing partner at Anderson Consulting (now Accenture), where his clients included governments, insurance companies and banks. Mr. Gelfenbien also has substantial board experience, including service on the boards of the Virtus Funds, Phoenix Companies, Edge Series Mutual Funds, and Webster Bank, as well as on the University of Connecticut Board of Trustees. Mr. Gelfenbien therefore brings to the Board of Trustees his considerable knowledgeable of the mutual fund and insurance industries in which the Trust functions and his knowledge of Board governance matters.

Ms. Leonardi brings to the Board of Trustees nearly 30 years of senior management experience, including over 15 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children’s Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledgeable of the securities and insurance industries in which the Trust functions and in Board governance matters.

Mr. Lewis brings to the Board of Trustees over 35 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including 15 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledgeable of Board governance matters.

Mr. McClean brings to the Board of Trustees nearly 30 years of experience in senior management positions at various companies, including, most recently, approximately seven years as Managing Director at a private firm providing risk management and strategic planning advice to clients, including major financial services firms. Mr. McClean also has

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

significant prior board experience with a variety of companies, including Cyrus Reinsurance, PNMAC Mortgage Opportunity Fund LLC and Energy Capital, LLC. Mr. McClean therefore brings considerable knowledgeable of Board governance matters.

Mr. Reeds brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including nine years as Chief Investment Officer. Mr. Reeds also served as Chief Executive Officer of Conning Corporation (an investment bank) for the six months before its sale to Metropolitan Life. Mr. Reeds’ prior board service includes Conning Corporation, Connecticut Water Service and Lyme Academy College of Fine Arts. Mr. Reeds therefore brings to the Board, and to his role as the Board’s audit committee financial expert, considerable experience in the securities industry and Board governance matters and considerable knowledge in investments.

Mr. DeChellis is employed as President and, previously, as a Senior Vice President of the Trust’s distributor, which is also the distributor of the Allianz Life variable insurance products through which the Trust is offered and sold. Mr. DeChellis has served in senior management positions for several years at various other insurance companies. Mr. DeChellis brings to the Board of Trustees not only his significant expertise in variable insurance product and mutual fund distribution, but also his day-to-day working knowledge of the strategic direction of Allianz Life and its variable insurance products.

OFFICERS
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10
President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February  2002 to November 2005.

Michael Radmer, Age 66 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 44 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10
Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007; Vice President, Fund Administration, Columbia Management, July 2002 to December 2005.

Stephen G. Simon, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06
Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)
The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.  The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2010.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter R. Burnim 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peggy L. Ettestad 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Roger A. Gelfenbien 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Claire R. Leonardi 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Dickson W. Lewis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peter W. McClean 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Arthur C. Reeds III 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Robert DeChellis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust as of December 31, 2010.

Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Peter R. Burnim	N/A	N/A	None	N/A	N/A
Peggy L. Ettestad	N/A	N/A	None	N/A	N/A
Roger A. Gelfenbien	N/A	N/A	None	N/A	N/A
Arthur C. Reeds III	N/A	N/A	None	N/A	N/A
Claire R. Leonardi	N/A	N/A	None	N/A	N/A
Dickson W. Lewis	N/A	N/A	None	N/A	N/A
Peter W. McClean	N/A	N/A	None	N/A	N/A

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2010. Except as disclosed below, no executive officer or person affiliated with the Trust received compensation from the Trust for the fiscal year ended December 31, 2010, in excess of $120,000. Trustees who are affiliated with the Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

COMPENSATION TABLE 1/1/2010 THROUGH 12/31/2010

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES
Peter R. Burnim	$80,575	$0	N/A	$112,500
Peggy L. Ettestad	$80,575	$0	N/A	$112,500
Roger A. Gelfenbien	$80,575	$0	N/A	$112,500
Arthur C. Reeds III	$80,575	$0	N/A	$112,500
Peter W. McClean	$80,575	$0	N/A	$112,500
Claire R. Leonardi	$80,575	$0	N/A	$112,500
Dickson W. Lewis	$80,575	$0	N/A	$112,500
INTERESTED TRUSTEE
Robert DeChellis	$0	$0	N/A	$0

TRUSTEE HOLDINGS

As of March 31, 2011, the Trustees and Officers of the Trust, individually and as a group, owned none of the shares of any Fund of the Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2011, the following persons were known by the Trust to own beneficially, 5% or more shares of the Funds:

Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life Insurance Company of North America*	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**
AGIC Opportunity Fund	96.88%	–
BlackRock Capital Appreciation Fund	96.04%	–
Columbia Mid Cap Value Fund	94.16%	5.84%
Columbia Small Cap Value Fund	94.42%	5.58%
Davis New York Venture Fund	95.99%	–
Dreyfus Equity Growth Fund	97.41%	–
Eaton Vance Large Cap Value Fund	97.33%	–
Enhanced Bond Index Fund	100.00%	–
Franklin Small Cap Value Fund	95.99%	5.26%
Franklin Templeton Founding Strategy Plus Fund	92.68%	7.32%
Gateway Fund	88.20%	11.80%
Invesco Equity And Income Fund	95.54%	–
Invesco Growth and Income Fund	97.55%	–
International Index Fund	90.68%	9.32%
Invesco International Equity Fund	95.79%	–
JPMorgan International Opportunities Fund	95.97%	–
JPMorgan U.S. Equity Fund	95.41%	–
MFS Investors Trust Fund	96.14%	–
Mid Cap Index Fund	99.68%	0.32%
Money Market Fund	94.41%	5.59%
MS Global Real Estate Fund	95.84%	–
MS Mid Cap Growth Fund	95.55%	–
NFJ International Value Fund	100.00%	–
Russell 1000 Growth Index Fund	100.00%	–
Russell 1000 Value Index Fund	100.00%	–
S&P 500 Index Fund (Class 1)	96.47%	–
S&P 500 Index Fund (Class 2)	96.22%	–
Schroder Emerging Markets Equity Fund (Class 1)	95.26%	–
Schroder Emerging Markets Equity Fund (Class 2)	95.52%	–
Small Cap Stock Index Fund	96.65%	–
Turner Quantitative Small Cap Growth Fund	95.68%	–

*	Allianz Life Insurance Company of North America (Allianz Life Variable Account B), 5701 Golden Hills Drive, Minneapolis, MN 55440

**	Allianz Life Insurance Company of New York (Allianz Life of NY Variable Account C), One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423

The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and the Funds. All of the outstanding shares of the Funds are owned, directly or indirectly, by Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C (the “Separate Accounts”) or otherwise by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

THE MANAGER

Subject to the general supervision of the Trust’s Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the “Management Agreement”) with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.

The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Insurance Company of North America (“Allianz Life”) is the sole owner of the Manager.

For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust’s Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:

Name of Fund	Gross Management Fee
AGIC Opportunity Fund	0.85%
BlackRock Capital Appreciation Fund	0.80%
Columbia Mid Cap Value Fund	0.75%
Columbia Small Cap Value Fund	0.90%
Davis New York Venture Fund	0.75%
Dreyfus Equity Growth Fund	(1)
Eaton Vance Large Cap Value Fund	(2)
Enhanced Bond Index Fund	0.35%
Franklin Small Cap Value Fund	0.75%
Franklin Templeton Founding Strategy Plus Fund	0.70%
Gateway Fund	0.80%
International Index Fund	0.35%
Invesco Equity and Income Fund	0.75%
Invesco Growth and Income Fund	(2)
Invesco International Equity Fund	0.90%
JPMorgan International Opportunities Fund	0.95%
JPMorgan U.S. Equity Fund	0.80%
MFS Investors Trust Fund	0.75%
Mid Cap Index Fund	0.25%
Money Market Fund	0.35%
MS Global Real Estate Fund	0.90%
MS Mid Cap Growth Fund	(2)
NFJ International Value Fund	0.90%
Russell 1000 Growth Index Fund	0.44%
Russell 1000 Value Index Fund	0.44%
S&P 500 Index Fund	0.17%
Schroder Emerging Markets Equity Fund	1.23%
Small Cap Stock Index Fund	0.26%
Turner Quantitative Small Cap Growth Fund	0.85%

(1)	Average Net Assets in Millions (M)
	Up to $10M	$10M to $20M	$20M and More 0.750%
Dreyfus Equity Growth Fund	1.000%	0.875%

(2)	Average Net Assets in Millions (M)
	Up to $100M	$100M to $250M	$250M to $500M	$500M and More
Eaton Vance Large Cap Value Fund	0.775%	0.750%	0.725%	0.675%
Invesco Growth and Income Fund	0.775%	0.750%	0.725%	0.675%
MS Mid Cap Growth Fund	0.850%	0.800%	0.775%	0.750%

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may be terminated at any time.

Name of Fund	Management Fee
BlackRock Capital Appreciation Fund	0.70% on all assets
Columbia Small Cap Value Fund	0.85% on all assets
Davis New York Venture Fund	0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $400 million
Dreyfus Equity Growth Fund	0.70% on all assets
Eaton Vance Large Cap Value Fund	0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $400 million
Invesco Equity and Income Fund	0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million
Invesco Growth and Income Fund	0.675% on the first $100 million of assets and 0.65% on assets above $100 million
Invesco International Equity Fund	0.85% on all assets
JPMorgan U.S. Equity Fund	0.75% on all assets
JPMorgan International Opportunities Fund	0.85% on all assets
MFS Investors TrustFund	0.75% on the first $100 million of assets and 0.70% on assets above $100 million
Schroder Emerging Markets Equity Fund	1.08% on all assets

The Manager may periodically elect to voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends. In this regard, the Manager has entered into an expense limitation agreement with certain of the Funds (each an “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below.  The operating expenses covered by the Expense Limitation Agreement includes fees deducted from Fund assets such as audit fees and payments to independent trustees but does not include the operating expenses of other investment companies in which the Funds may invest (“acquired fund fees and expenses”).  Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

The Manager may request and receive reimbursement (“recoupment”) from the Fund for expenses previously paid by the Manager, which may include waived management fees, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to expenses paid by the Manager within the three fiscal years prior to the date of such reimbursement.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The Manager has contractually agreed to pay fund expenses, which may include waiving management fees, through April 30, 2012, in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:

Name of Fund	Expense Limitation for Fund
	Class 1	Class 2
AGIC Opportunity Fund	N/A	1.35%
BlackRock Capital Appreciation Fund	N/A	1.20%
Columbia Mid Cap Value Fund	N/A	1.30%
Columbia Small Cap Value Fund	1.10%	1.35%
Davis New York Venture Fund	0.95%	1.20%
Dreyfus Equity Growth Fund	N/A	1.20%
Eaton Vance Large Cap Value Fund	N/A	1.20%
Enhanced Bond Index Fund	N/A	0.70%
Franklin Small Cap Value	N/A	1.35%
Franklin Templeton Founding Strategy Fund	N/A	1.20%
Gateway Fund	N/A	1.25%
International Index Fund	N/A	0.77%
Invesco Equity and Income Fund	N/A	1.20%
Invesco Growth and Income Fund	N/A	1.20%
Invesco International Equity Fund	N/A	1.45%
JPMorgan International Opportunities Fund	N/A	1.39%
JPMorgan U.S. Equity Fund	0.95%	1.20%
MFS Investors Trust Fund	N/A	1.20%
Mid Cap Index Fund	N/A	0.71%
Money Market Fund	N/A	0.87%
MS Global Real Estate Fund	N/A	1.35%
MS Mid Cap Growth Fund	N/A	1.30%
NFJ International Value Fund	N/A	1.45%
Russell 1000 Growth Fund	N/A	0.84%
Russell 1000 Value Fund	N/A	0.84%
Schroder Emerging Markets Equity Fund	1.40%	1.65%
S&P 500 Index Fund	0.46%	0.71%
Small Cap Stock Index Fund	N/A	0.71%
Turner Quantitative Small Cap Growth Fund	N/A	1.35%

Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.

Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one-year periods if such continuance is approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Manager as applicable. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The Funds’ management fees for the last 3 fiscal years that were earned, recouped, and waived were as follows:

Period Ended	December 31, 2010			December 31, 2009			December 31, 2008
Fund	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived
AGIC Opportunity Fund	$1,459,838	$0	$0	$1,003,793	$0	$0	$1,184,225	–	–
BlackRock Capital Appreciation Fund	3,894,849	0	$630,284	1,796,800	0	181,066	477,169	–	4,848
Columbia Mid Cap Value Fund	811,698	0	0	521,782	0	0	596,235	–	–
Columbia Small Cap Value Fund	1,107,573	8,124	61,534	573,331	21,682	31,853	437,069	–	54,087
Davis New York Venture Fund	3,436,003	0	193,110	3,690,670	0	206,495	3,569,812	–	187,834
Dreyfus Equity Growth Fund	1,232,114	0	117,144	1,044,673	0	104,648	1,597,458	8,882	141,495
Eaton Vance Large Cap Value Fund	3,171,362	0	143,841	2,671,299	0	126,598	4,070,824	–	176,460
Enhanced Bond Index Fund	522,842	0	7,593	106,341	0	17,058	NA	NA	NA
Franklin Small Cap Value Fund	1,524,718	0	0	1,291,594	0	0	2,120,405	–	–
Franklin Templeton Founding Strategy Plus Fund	622,039	0	53,256	69,499	0	509	NA	NA	NA
Gateway Fund	59,061	0	25,000	NA	NA	NA
International Index Fund	843,772	0	309,793	233,849	0	138,328	NA	NA	NA
Invesco Equity and Income Fund	2,143,600	0	210,815	1,428,433	0	120,816	1,429,151	–	119,909
Invesco Growth and Income Fund	1,698,870	0	222,860	1,246,284	0	162,836	1,825,553	–	236,959
Invesco International Equity Fund	4,232,420	0	605,403	2,099,934	0	90,265	2,518,022	–	–
JPMorgan International Opportunities Fund	3,110,281	0	491,098	2,245,128	0	149,166	2,970,244	–	162,826
JPMorgan U.S. Equity Fund	2,330,630	0	145,668	1,354,569	31,893	84,663	788,315	–	81,162
MFS Investors Trust Fund	2,331,442	0	105,433	2,272,466	0	101,501	2,560,884	–	120,724
Mid Cap Index Fund	263,938	0	15,938	70,684	0	17,584	NA	NA	NA
Money Market Fund	3,182,927	0	3,182,927	3,742,371	0	1,064,636	2,715,163	–	–
MS Global Real Estate Fund	1,452,582	29,572	0	1,036,488	0	62,970	1,181,508	–	94,313
MS Mid Cap Growth Fund	3,077,370	0	158,145	2,308,108	0	131,518	3,181,605	–	159,512
NFJ International Value Fund	1,109,462	0	123,273	405,552	0	45,061	NA	NA	NA
Russell 1000 Growth Index Fund	263,261	0	16,000	NA	NA	NA
Russell 1000 Value Index Fund	420,155	0	0	NA	NA	NA
Schroder Emerging Markets Equity Fund	4,724,071	0	1,067,884	3,843,845	151,744	876,014	2,306,918	163,325	524,273
S&P 500 Index Fund	1,002,928	0	270,682	711,803	0	222,765	136,767	–	109,374
Small Cap Stock Index Fund	465,131	0	124,909	380,969	0	139,199	127,787	–	81,134
Turner Quantitative Small Cap Growth Fund	516,197	0	0	342,401	0	0	431,975	–	–
*     Recoupment of prior expenses reimbursed by the Manager is included in the amount shown under Management Fees Earned.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust.  Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC.  The fees are paid to the Operations as “Administrative and compliance service fees” in the Funds’ annual and semiannual reports.

The Manager and the Funds have also entered into an administrative services agreement whereby the Manager provides certain compliance oversight services and certain services in connection with the filing of documents with the SEC on behalf of the Funds.  The fees paid to the Manager for the compliance oversight services are based on the Manager’s expenses for personnel who provide these services.  The fees for the filing services are calculated on an hourly rate.

THE SUBADVISERS

The Manager has entered into agreements (the “Subadvisory Agreements”) with various Subadvisers with respect to each Fund managed by the Manager.

Subadvisers are selected through a rigorous portfolio manager selection process which includes researching each potential Subadviser’s asset class, track record, organizational structure, management team, compliance philosophy and operational structure, consistency of performance, and assets under management. The Manager chooses a small group of potential Subadvisers it considers to be most qualified based on its evaluation, including a quantitative and qualitative analysis. Out of the small group of potential Subadvisers, the Manager then selects the firm it determines to be the most qualified. The Manager’s selection is then subject to approval by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust.

Each Subadviser’s performance on behalf of a Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.

The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Funds to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of Subadvisory Agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a Subadvisory Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust’s Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager’s investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of subadviser visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the Fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back-up subadviser selection, regression analysis and universe comparisons. In addition to ongoing compliance monitoring, the Manager’s compliance team performs quarterly compliance reviews and a more extensive annual compliance examination, including an on-site compliance visit.  A number of “red flags” signal a more extensive and frequent manager review. These red flags consist of returns inconsistent with the investment objective, changes in leadership, ownership or portfolio managers, large changes in assets under management, changes to or deficiencies in compliance policies, practices or procedures, and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the Subadviser’s ability to meet investment objectives. The Manager monitors “back-up” subadvisers for each investment class so that, should a subadviser change be warranted, the transition can be effected on a timely basis.

Under the Subadvisory Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day-to-day investment decisions and other advisory services for a specific Fund or a portion of the assets of a specific Fund, as allocated by the Manager, if there is more than one Subadviser. For the MS Global Real Estate Fund only, Morgan Stanley Investment Management has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates. For the Schroder Emerging Markets Equity Fund only, Schroder Investment Management North America has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The following table shows each Fund, its Subadviser and the rate paid based on average daily net assets of each Fund for such subadvisory services during the last fiscal period ended December 31, 2010.

Fund	Subadviser	Subadvisory Fee*
AGIC Opportunity Fund	Allianz Global Investors Capital LLC (affiliated with the Manager)	.58%
BlackRock Capital Appreciation Fund	BlackRock Capital Management, Inc.	.37%
Columbia Mid Cap Value Fund	Columbia Management Investment Advisors, LLC	.45%
Columbia Small Cap Value Fund	Columbia Management Investment Advisors, LLC	.49%
Davis New York Venture Fund	Davis Selected Advisers, L.P.	.41%
Dreyfus Equity Growth Fund	The Dreyfus Corporation	.41%
Eaton Vance Large Cap Value Fund	Eaton Vance Management	.38%
Enhanced Bond Index Fund	BlackRock Financial Management, LLC	.14%
Franklin Small Cap Value Fund	Franklin Advisory Services, LLC	.64%
Franklin Templeton Founding Strategy Plus Fund	Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Global Advisors Limited	.08%
Gateway Fund	Gateway Investment Advisers, LLC	N/A
International Index Fund	BlackRock Investment Management, LLC	.25%
Invesco Equity and Income Fund	Invesco Advisers, Inc.	.45%
Invesco Growth and Income Fund	Invesco Advisers, Inc.	.42%
Invesco International Equity Fund	Invesco Advisers, Inc.	.54%
JPMorgan International Opportunities Fund	J.P. Morgan Investment Management Inc.	.56%
JPMorgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.	.36%
MFS Investors Trust Fund	Massachusetts Financial Services Company	.49%
Mid Cap Index Fund	BlackRock Investment Management, LLC	.09%
Money Market Fund	BlackRock Institutional Management Corporation	.08%
MS Global Real Estate Fund	Morgan Stanley Investment Management, Inc.	.64%
MS Mid Cap Growth Fund	Morgan Stanley Investment Management, Inc.	.47%
NFJ International Value Fund	NFJ Investment Goup LLC	.41%
Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	N/A
Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	N/A
Schroder Emerging Markets Equity Fund	Schroder Investment Management North America Inc.	.64%
S&P 500 Index Fund	BlackRock Investment Management, LLC	.14%
Small Cap Stock Index Fund	BlackRock Investment Management, LLC	.05%
Turner Quantitative Small Cap Growth Fund	Turner Investment Partners, Inc.	.54%

*	The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.

The Subadvisory Fee rates for the Funds are listed below. For those Funds with multiple rates, when average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate. For example, if a rate of 0.50% applies to the first $500 million, and a rate of 0.45% applies thereafter, and a fund had $600 million in average daily net assets, then 0.50% would apply to the first $500 million and 0.45% would apply to the remaining $100 million in assets.

Fund	Rate
	Average Daily Net Assets (for Breakpoints)
	First $50 million	Next $200 million	Thereafter
AGIC Opportunity Fund	0.600%	0.550%	0.500%

	First $300 million	Next $700 million	Thereafter
BlackRock Capital Appreciation Fund	0.400%	0.350%	0.300%

	First $250 million	Next $250 million	Thereafter
Columbia Mid Cap Value Fund	0.450%	0.425%	0.400%

	First $100 million	Next $100 million	Thereafter
Columbia Small Cap Value Fund	0.550%	0.500%	0.045%

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

First $100 million	Next $400 million	Thereafter
Davis New York Venture Fund	0.450%	0.400%	0.350%

First $50 million	Next $50 million	Thereafter
Dreyfus Equity Growth Fund	0.500%	0.400%	0.300%

First $250 million	Thereafter
Eaton Vance Large Cap Value Fund	0.300%	0.250%

First $100 million	Next $200 million	Next $200 million	Thereafter
Enhanced Bond Index Fund	0.140%	0.090%	0.070%	0.050%

First $200 million	Next $300 million	Thereafter
Franklin Small Cap Value Fund	0.600%	0.520%	0.500%

First $50 million	Next $150 million	Next $300 million	Thereafter
Franklin Templeton Founding Strategy Plus Fund (Income Strategy)**	0.625%	0.465%	0.375%	0.350%

Franklin Templeton Founding Strategy Plus Fund (Global Bond Strategy/Templeton Growth Strategy)**	First $100 Million	Next $150 Million	Next $250 Million	Next $250 Million	Thereafter
0.410%	0.390%	0.380%	0.370%	0.360%

All Assets
Franklin Templeton Founding Strategy Plus Fund (Mutual Shares Strategy)	0.510%

First $500 million	Next $500 million	Thereafter
Gateway Fund	0.450%	0.425%	0.400%

First $300 million	Thereafter
International Index Fund	0.080%	0.040%

All Assets
Invesco Equity and Income Fund	0.450%

First $100 million	Next $150 million	Next $250 million	Thereafter
Invesco Growth and Income Fund+	0.425%	0.400%	0.375%	0.325%

First $500 million	Next $500 million	Thereafter
Invesco International Equity Fund	0.450%	0.400%	0.350%

First $1 billion 0.400%	Thereafter
JPMorgan International Opportunities Fund	0.350%

First $100 million	Thereafter
JPMorgan U.S. Equity Fund	0.450%	0.400%

First $250 million	Next $250 million	Thereafter
MFS Investors Trust Fund	0.375%	0.350%	0.325%

First $300 million	Thereafter
Mid Cap Index Fund*	0.040%	0.020%

First $500 million	Next $500 million	Thereafter
Money Market Fund	0.090%	0.070%	0.060%

All Assets
MS Global Real Estate Fund	0.650%

First $100 million	Next $150 million	Next $250 million	Thereafter
MS Mid Cap Growth Fund+	0.500%	0.450%	0.425%	0.400%

All Assets

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

NFJ International Value Fund	0.550%
First $300 million	Thereafter
Russell 1000 Growth Index Fund	0.040%	0.020%

First $300 million	Thereafter
Russell 1000 Value Index Fund	0.040%	0.020%

All Assets
Schroder Emerging Markets Equiity Fund	0.650%

First $300 million	Thereafter
S&P 500 Index Fund*	0.040%	0.020%

First $300 million	Thereafter
Small Cap Stock Index Fund*	0.040%	0.020%

First $50 million	Next $50 million	Thereafter
Turner Quantitative Small Cap Growth Fund	0.500%	0.400%	0.350%

+	The minimum fee payable per Fund is $100,000 per calendar year.
*	Assets in these funds are aggregated for purposes of computing Subadviser’s compensation for those funds.

**
To calculate the subadvisory fee paid to the subadviser of each strategy, the assets allocated to the strategy are combined with various other assets (listed below), and the combined assets are applied to the strategy’s breakpoints solely to calculate an effective subadvisory fee rate. The effective subadvisory fee rate is then multiplied by the assets allocated to the strategy to calculate the subadvisory fees payable with respect to that strategy. The effect of these arrangements is to reduce the amount of subadvisory fees paid to the subadviser because the larger, combined assets allow the Fund to reach higher breakpoints (and pay lower fees) than each strategy’s assets alone would allow.

For the Franklin Income strategy, the effective subadvisory fee rate is calculated by combining the following assets:

(a) assets allocated to the Franklin Income strategy;

(b) assets of Class 1 and Class 2 of the Franklin Income Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust (“FTVIPT”), held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York; and

(c) assets of the AZL Franklin Small Cap Value Fund, another series of the Trust.

For the Templeton Global Bond strategy, the effective subadvisory fee rate is calculated by combining the following assets:

(a) assets allocated to the Templeton Global Bond strategy;

(b) assets of Class 1 and Class 2 of the Templeton Global Bond Securities Fund, a series of FTVIPT, held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York; and

(c) assets of the AZL Franklin Small Cap Value Fund, another series of the Trust.

For the Templeton Growth strategy, the effective subadvisory fee rate is calculated by combining the following assets:

(a) assets allocated to the Templeton Growth strategy;

(b) assets of Class 1 and Class 2 of the Templeton Growth Securities Fund, a series of FTVIPT, held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York; and

(c) assets of the AZL Franklin Small Cap Value Fund, another series of the Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The table below presents the subadvisory fees earned by the subadvisers of each of the funds for the last 3 fiscal years.

For the fiscal year or period ended:	December 31, 2010	December 31, 2009	December 31, 2008
Fund	Subadvisory Fees Earned	Subadvisory Fees Earned	Subadvisory Fees Earned
AGIC Opportunity Fund(1)	969,605	675,576	789,295
BlackRock Capital Appreciation Fund	1,875,914	1,584,496	313,575
Columbia Mid Cap Value Fund	487,411	313,842	394,489
Columbia Small Cap Value Fund	664,991	350,841	285,247
Davis New York Venture Fund	1,867,917	2,010,317	3,253,539
Dreyfus Equity Growth Fund	628,144	553,104	772,230
Eaton Vance Large Cap Value Fund	1,188,468	1,330,693	2,120,644
Enhanced Bond Index Fund	184,451	318,032	NA
Franklin Small Cap Value Fund	1,212,983	1,033,916	1,621,934
Franklin Templeton Founding Strategy Fund	376,052	41,450	NA
Gateway Fund	33,230	NA	NA
International Index Fund	216,239	497,563	NA
Invesco Equity and Income Fund(2)	1,287,818	858,730	855,422
Invesco Growth and Income Fund(2)	916,690	676,567	981,315
Invesco International Equity Fund	2,110,492	1,945,498	1,814,164
JPMorgan International Opportunities Fund(3)	1,483,851	1,928,477	2,148,392
JPMorgan U.S. Equity Fund	1,213,310	941,880	443,133
MFS Investors Trust Fund	1,150,014	1,386,039	1,637,058
Mid Cap Index Fund	29,954	72,043	NA
Money Market Fund	736,500	839,843	644,069
MS Global Real Estate Fund(4)	1,049,594	749,695	851,795
MS Mid Cap Growth Fund(4)	1,739,498	1,317,407	1,790,570
NFJ International Value Fund	678,558	248,331	NA
Russell 1000 Growth Index Fund	37,912	NA	NA
Russell 1000 Value Index Fund	23,774	NA	NA
S&P 500 Index Fund	157,261	868,699	37,934
Schroder Emerging Markets Equity Fund	2,502,095	2,034,176	1,222,017
Small Cap Stock Index Fund	47,869	96,799	25,143
Turner Quantitative Small Cap Growth Fund	292,893	208,166	249,107
(1)	In the fiscal year ended, AGIC Opportunity Fund (formerly AZL OCC Opportunity Fund) was subadvised by Oppenheimer Capital LLC. The current subadviser change was effective as of July 1, 2010.

(2)
In the fiscal year ended, Invesco Equity and Income Fund (formerly AZL Van Kampen Equity and Income Fund) and Invesco Growth and Income Fund (formerly AZL Van Kampen Growth and Income Fund) were subadvised by Van Kampen Asset Management.  The current subadviser change was effective as of June 1, 2010.

(3)
In the fiscal year ended, JPMorgan International Opportunities Fund (formerly AZL Morgan Stanley International Equity Fund) was subadvised by Morgan Stanley Investment Management, Inc.  The current subadviser change was effective as of May 1, 2011.

(4)
In the fiscal year ended, MS Global Real Estate Fund and MS Mid Cap Growth Fund (formerly AZL Van Kampen Global Real Estate Fund and AZL Van Kampen Mid Cap Growth Fund, respectively) were subadvised by Van Kampen Asset Management.  The current subadviser change was effective as of June 1, 2010.

ALLIANZ GLOBAL INVESTORS CAPITAL LLC

Allianz Global Investors Capital LLC (“AGIC”) is a Delaware limited liability company and is a registered investment adviser under the Investment Advisers Act of 1940. Its principal place of business is 600 West Broadway, Suite 2900, San Diego, California 92101 with additional offices located in New York and Texas. As of December 31, 2010, AGIC had aggregate assets under management of $49 billion. AGIC is affiliated with the Manager.

BLACKROCK CAPITAL MANAGEMENT, INC.

BlackRock Capital Management, Inc. (“BlackRock Capital”) was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock Capital is a wholly-owned, indirect subsidiary of BlackRock, Inc. BlackRock, Inc., one of the largest publicly traded investment

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

BLACKROCK FINANCIAL MANAGEMENT, INC.
BlackRock Financial Management, Inc. (“BlackRock Financial”) has its principal offices at 800 Scudders Mill Road, Plainsboro, NJ 08536. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

BlackRock Institutional Management Corporation (“BlackRock Institutional”) was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809.  BlackRock Institutional is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010.  BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

BLACKROCK INVESTMENT MANAGEMENT, LLC

BlackRock Investment Management, LLC (“BlackRock Investment”) has its principal offices at 800 Scudders Mill Road, Plainsboro, NJ 08536. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.56 trillion in investment company and other assets under management as of December 31, 2010. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

Columbia Management Investment Advisers, LLC (CMIA) is located at 225 Franklin Street, Boston, MA 02110.  In addition to serving as an investment adviser to mutual funds, CMIA acts as investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.  CMIA is registered as an investment advisor with the SEC and is a wholly-owned subsidiary of Ameriprise Financial, Inc.  Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more then 110 years.

DAVIS SELECTED ADVISERS, L.P.

Davis Selected Advisers, L.P. (“Davis”), is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis is controlled by its general partner, Davis Investments, LLC. Davis Investments, LLC is a holding company with no business operations. Davis Investments, LLC is controlled by Christopher Davis as sole member. Christopher Davis’s principal business over the last five years has been portfolio manager. Davis has been providing investment advice since 1969. As of December 31, 2010, Davis managed over $71 billion in assets.

THE DREYFUS CORPORATION

The Dreyfus Corporation (“Dreyfus”) is located at 200 Park Avenue, New York, NY 10166. Founded in 1947, Dreyfus manages approximately $310 billion in 189 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their finacial assets, operating 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $22.2 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt.

EATON VANCE MANAGEMENT

Eaton Vance Management (“Eaton Vance”), a wholly-owned subsidiary of Eaton Vance Corp., is located at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

since 1931. Eaton Vance and its affiliates manage over $185 billion on behalf of mutual funds, institutional clients and individuals, as of December 31, 2010.

FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“Advisors”) is located at One Franklin Parkway, San Mateo, CA 94403-1906. Together, Advisors and its affiliates manage over $670 billion in assets as of December 31, 2010

FRANKLIN ADVISORY SERVICES, LLC

Franklin Advisory Services, LLC (“Franklin”), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Fund’s investment Subadviser, and was founded in 1947. Together, at January, Franklin and its affiliates had over $670 billion in assets under management as of December 31, 2010.

FRANKLIN MUTUAL ADVISERS, LLC

Franklin Mutual Advisers, LLC (“Franklin Mutual”) is located at 101 John F. Kennedy  Parkway, Short Hills, NJ 07078. Together, Franklin Mutual and its affiliates manage over $670 billion in assets as of December 31, 2010.

GATEWAY INVESTMENT ADVISERS, LLC

Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadvisor of the Fund.  Gateway is a subsidiary of Natixis US.  Gateway had approximently $7.7 billion in assets under management at December 31, 2010.

INVESCO ADVISERS, INC.

Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree, N.E., Atlanta, GA 30309, is the Adviser to the AZL Invesco Equity and Income Fund, AZL Invesco Growth and Income Fund and AZL Invesco International Equity Fund.  Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.  Today, Invesco advises or manages investment portfolios, including the Fund, encompassing a broad range of investment objectives.  Invesco is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, GA.  Total net assets under the management of Invesco Ltd. and its affilates was approximately $616.5 billion as of December 31, 2010.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2010, JPMIM and its affiliates had $1.3 trillion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $219 billion as of December 31, 2010.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Morgan Stanley Investment Management Inc. (“MSIM”) is a wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $272.2 billion under management or supervision as of December 31, 2010. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund’s assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

NFJ INVESTMENT GROUP LLC

NFJ Investment Group LLC (“NFJ”) is a Delaware limited liability company and is a registered investment adviser under the Advisers Act.  Its principal place of business is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. As of December 31, 2010, NFJ had aggregate assets under management of $ 35.9 billion. NFJ is affiliated with the Manager.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

875 Third Avenue, 22nd Floor, New York, NY 10022-6225, has been a registered investment advisor, together with its predecessor, since 1968, and is part of a worldwide group of financial services companies that are together known as Schroder. Schroder currently serves as investment advisor to other mutual funds, and a broad range of institutional investors. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroder with headquarters located at 31 Gresham Street, London EC2V 7QA, England, serves as the sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets.

TEMPLETON GLOBAL ADVISORS LIMITED

Templeton Global Advisors Limited  (“Global Advisors”) is located in Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $670 billion in assets as of December 31, 2010.

TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. (“Turner”), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is an employee-owned investment management firm founded by Robert E. Turner, Mark D. Turner and Christopher K. McHugh. Turner began managing assets, including institutional assets, in 1990.  Turner offers a variety of growth, quantitative, and core/value equity investment strategies across all market capitalizations, totaling approximately $18 billion in assets under management at December 31, 2010.

OTHER MANAGED ACCOUNTS

Brian Muench, President of the Manager, is primarily responsible for evaluating and selecting the subadvisers of the Trust, and for the day-to-day management of the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”), and two unregistered investment pools. As of December 31, 2010, aggregate assets under management in the FOF Trust (net of assets invested in the Funds and the two unregistered investment pools) and in the two unregistered investment pools were $62.49 million and $345 thousand, respectively.

The following chart reflects information at December 31, 2010, regarding accounts other than the listed Fund for which each portfolio manager employed by the Fund’s subadviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AGIC Opportunity Fund	Michael Corelli	8 / $536.2 million	0 / $0	14 / $439.5 million
	Eric Sartorius	8 / $536.2 million	0 / $0	14 / $439.5 million
BlackRock Capital Appreciation Fund	Jeffrey R. Lindsey	11 / $7.5 billion	8 / $1.5 billion	15 / $2.8 billion additional account with performance based fees: 1 / $125 million
	Edward P. Dowd	11 / $7.5 billion	8 / $1.5 billion	15 / $2.8 billion additional account with performance based fees: 1 / $125 million

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Columbia Mid Cap Value Fund	David I. Hoffman	5 / $7.0 billion	2 / $372.5 million	3,399 / $2.4 billion
	Diane L. Sobin	5 / $7.0 billion	2 / $372.5 million	3,403 / $2.4 billion
	Lori J. Ensinger	5 / $7.0 billion	2 / $372.5 million	3,392 / $2.4 billion
	Noah J. Petrucci	5 / $7.0 billion	2 / $372.5 million	3,395 / $2.4 billion
Columbia Small Cap Value Fund	Steven D. Barboro	3 / $2.3 billion	1 / $34 million	18 / $73 million
	Jeremy Javidi	3 / $2.3 billion	1 / $34 million	13 / $69 million
Davis New York Venture Fund	Christopher Davis	27 / $58 billion	14 / $1.3 billion	118 / $9 billion Managed Money/Wrap accounts have been counted at the sponser level
	Kenneth Feinberg	25 / $58 billion	13 / $1.2 billion	109 / $8 billion Managed Money/Wrap accounts have been counted at the sponser level
Dreyfus Equity Growth Fund	Elizabeth Slover	5 / $899 million	0 /$0	0 /$0
Eaton Vance Large Cap Value Fund	Michael R. Mach	13 / $24.1 billion	11 / $1.4 billion	84 / $5.8 billion(1)
	Matthew R. Beaudry	12 / $23.0 billion	11 / $1.4 billion	84 / $5.8 billion(1)
	John D. Crowley	13 / $24.1 billion	11 / $1.4 billion	84 / $5.8 billion(1)
	Stephen J. Kaszynski	12 / $23.0 billion	11 / $1.4 billion	84 / $5.8 billion(1)
Enhanced Bond Index Fund	Brian Weinstein	14 / $7.9 billion	25 / $9.2 billion	206 / $8.3 billion additional account with performance based fees: 8 / $2.8 billion
	Matthew Marra	29 / $24 billion	2 / $390 million	5 / $1.3 billion
Franklin Small Cap Value Fund	Y. Dogan Sahin	2 / $3.2 billion	0 / $0	0 / $0
	Bruce Baughman, CPA	14 / $12.4 billion	1 / $377.8 million	0 / $0
	Margaret McGee	14 / $12.4 billion	0 / $0	0 / $0
	Don Taylor, CPA	14 / $12.4 billion	1 / $377.8 million	0 / $0

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Mutual Shares Portfolio of: Franklin Templeton Founding Strategy Plus Fund	Peter A. Langerman	12 / $44.8 billion	6 / $3.8 billion	0 / $0
	F. David Segal	8 / $24.8 billion	2 / $1.4 billion	0 / $0
	Deborah A. Turner	6 / $23.5 billion	3 / $1.4 billion	0 / $0
Income Fund Portfolio of: Franklin Templeton Founding Strategy Plus Fund	Edward D. Perks	10 / $70.8 billion	2 / $762.1 million	0 /$0
	Charles B. Johnsom	5 / $68.8 billion	2 / $762.1 million	0 /$0
	Alex W. Peters	2 / $880.7 million	2 / $762.1 million	5 / $167 million
	Matt Quinlin	9 / $6.9 billion	1 / $89.1 million	0 / $0
Templeton Growth Portfolio of: Franklin Templeton Founding Strategy Plus Fund	Norman Boersma	0 / $0	14 / $4.75 billion	26 / $8.41 billion
	Lisa F. Myers	10 / $36.5 billion	3 / $6.6 billion	1 / $27.5 million
	Tucker Scott	12 / $36.1 billion	4 / $8.9 billion	7 / $3.2 billion
Global Bond Portfolio of: Franklin Templeton Founding Strategy Plus Fund	Michael Hasenstab	14 / $55.1 billion	24 / $63.9 billion	16 / $2.3 billion
	Canyon Chan	5 / $1.51 billion	3 / $ 763 million	12 / $2.32 billion
Gateway Fund	J. Patrick Rogers	5 / $7.2 billion	1 / $64 million	27 / $417 million
	Paul R. Stewart	1 / $45.2 billion	1 / $64 million	28 / $409 million
	Michael T. Buckius	3 / $5.7 billion	3 / $89 million	11 / $76 million
International Index Fund	Edward Corallo	60 / $47 billion	164 / $416 billion additional performance based fees: 8 / $5.7 billion	66 / $154 billion additional accounts with performance based fees: 3 / $1.7 billion
	Christopher Bliss	60 / $47 billion	77 / $27.4 billion additional performance based fees: 2 / $1.3 billion	5 / $7.4 billion
	Creighton Jue	60 / $47 billion	77 / $114.5 billion additional performance based fees: 2 / $753 million	27 / $42 billion
	Jennifer Hsui	60 / $47 billion	51 / $284.4 billion additional performance based fees: 4 / $3 billion	39 / $109 billion additional accounts with performance based fees: 3 / $5.2 billion

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Invesco Equity and Income Fund	Mary Jayne Maly	14 / $24.5 billion	0 / $0	1 / $1.4 million
	James Roeder	14 / $24.5 billion	0 / $0	1 / $1.4 million
	Mark Laskin	14 / $24.5 billion	0 / $0	1 / $1.4 million
	Thomas Bastian	14 / $24.5 billion	0 / $0	1 / $1.4 million
	Sergio Marcheli	21 / $26.4 billion	0 / $0	1 / $1.4 million
	Chuck Burge	17 / $5.1 billion	7 / $3.1 billion	1 / $1.4 million
Invesco Equity and Income Fund	Thomas Bastian	14 / $24.5 billion	0 / $0	1 / $1.4 million
	Mark Laskin	14 / $24.5 billion	0 / $0	1 / $1.4 million
	Mary Jayne Maly	14 / $24.5 billion	0 / $0	1 / $1.4 million
	Sergio Marcheli	21 / $26.4 billion	0 / $0	1 / $1.4 million
	James Roeder	14 / $24.5 billion	0 / $0	1 / $1.4 million
Invesco International Equity Fund	Shuxin Cao	19 / $14.0 billion	2 / $279.0 million	4,924 / $2.1 billion
	Matthew W. Dennis	16 /$10.5 billion	6 /$311.6 million	4,923 /$1.9 billion
	Jason T. Holzer	18 /$11.8 billion	11 /$3.4 billion	4,923 /$2.1 billion
	Clas G. Olsson	17 /$10.8 billion	11 /$3.4 billion	4,924 /$2.1 billion
	Barrett K.Sides	17 /$10.5 billion	5 /$437.2 million	4,924 /$2.1 billion
JPMorgan International Opportunities Fund	Jeroen Huysinga	7 / $1.31 billion	6 / $ 4.77 billion	12 / $1.92 billion performance Based fees: 2 / $910 million
JPMorgan U.S. Equity Fund	Thomas Luddy	7 / $8.5 billion	5 / $1.3 billion performance Based fees: 3 / $6.4 bllion	44 / $3.8 billion performance Based fees: 3 / $128 million
	Susan Bao	9 / $9.2 billion	6/ $2 billion performance Based fees: 2 / $5.7 bllion	64/ $16 billion performance Based fees: 2 / $910 million
MFS Investors Trust Fund	T. Kevin Beatty	4 / $4.4 billion	0 / $0	10 / $2.6 billion
	Nicole M. Zatlyn	4 / $4.4 billion	0 / $0	9 / $2.5 billion
Mid Cap Index Fund	Edward Corallo	60 / $47 billion	164 / $416 billion additional performance based fees: 8 / $5.7 billion	66 / $154 billion additional accounts with performance based fees: 3 / $1.7 billion

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

	Christopher Bliss	60 / $47 billion	77 / $27.4 billion additional performance based fees: 2 / $1.3 billion	5 / $7.4 billion
	Creighton Jue	60 / $47 billion	77 / $114.5 billion additional performance based fees: 2 / $753 million	27 / $42 billion
	Jennifer Hsui	60 / $47 billion	51 / $284.4 billion additional performance based fees: 4 / $3 billion	39 / $109 billion additional accounts with performance based fees: 3 / $5.2 billion
MS Global Real Estate Fund	Theodore R. Bigman	15 / $5.3 billion	12 / $5.6 billion	62 / $6.2 billion seperate accounts with performance based fees: 15 / $803.4 million
	Michiel te Paske	5 / $2.3 billion	10 / $5.5 billion	44 / $3.7 billion seperate accounts with performance based fees: 8 / $225 million
	Sven van Kemenade	5 / $2.3 billion	10 / $5.5 billion	44 / $3.7 billion seperate accounts with performance based fees: 8 / $225 million
	Angeline Ho	5 / $2.3 billion	10 / $6.0 billion	41 / $3.5 billion seperate accounts with performance based fees: 7 / $184.5 million
MS Mid Cap Growth Fund	Dennis P. Lynch	29 / $17.5 billion	4 / $2.5 billion	12 / $917.7 million
	David S. Cohen	29 / $17.5 billion	4 / $2.5 billion	12 / $917.7 million
	Sam G. Chainani	29 / $17.5 billion	4 / $2.5 billion	12 / $917.7 million
	Alexander T. Norton	29 / $17.5 billion	4 / $2.5 billion	12 / $917.7 million
	Jason C. Yeung	29 / $17.5 billion	4 / $2.5 billion	12 / $917.7 million
	Armistead B. Nash	29 / $17.5 billion	4 / $2.5 billion	12 / $917.7 million

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

NFJ International Value Fund	Ben Fischer	24 / $24.2 billion	4 / $174 million	47 / $10.5 billion
	Paul Magnuson	20 / $213.5 billion	3 / $172 million	44 / $10.4 billion
	Thomas Oliver	18 / $14.3 billion	2 / $81 million	41 / $10.1 billion
	R. Burns McKinney	15 / $14.2 billion	2 / $81 million	37 / $9.2 billion
	L. Baxter Hines	8 / $12.8 billion	2 / $81 million	34 / $8.9 billion
Russell 1000 Growth Index Fund	Edward Corallo	60 / $47 billion	164 / $416 billion additional performance based fees: 8 / $5.7 billion	66 / $154 billion additional accounts with performance based fees: 3 / $1.7 billion
	Christopher Bliss	60 / $47 billion	77 / $27.4 billion additional performance based fees: 2 / $1.3 billion	5 / $7.4 billion
	Creighton Jue	60 / $47 billion	77 / $114.5 billion additional performance based fees: 2 / $753 million	27 / $42 billion
	Jennifer Hsui	60 / $47 billion	51 / $284.4 billion additional performance based fees: 4 / $3 billion	39 / $109 billion additional accounts with performance based fees: 3 / $5.2 billion
Russell 1000 Value Index Fund	Edward Corallo	60 / $47 billion	164 / $416 billion additional performance based fees: 8 / $5.7 billion	66 / $154 billion additional accounts with performance based fees: 3 / $1.7 billion
	Christopher Bliss	60 / $47 billion	77 / $27.4 billion additional performance based fees: 2 / $1.3 billion	5 / $7.4 billion
	Creighton Jue	60 / $47 billion	77 / $114.5 billion additional performance based fees: 2 / $753 million	27 / $42 billion
	Jennifer Hsui	60 / $47 billion	51 / $284.4 billion additional performance based fees: 4 / $3 billion	39 / $109 billion additional accounts with performance based fees: 3 / $5.2 billion
Schroder Emerging Markets Equity Fund	Allan Conway	2 / $270.2 million	16 / $17.0 billion	24 / $7.5 billion Accounts subject to performance fees: 1 / $669 million
	Robert Davy	2 / $270.2 million	8 / $4.7 billion	21 / $5.5 billion
	James Gotto	2 / $270.2 million	7 / $4.7 billion	21 / $5.5 billion
	Waj Hashmi	2 / $270.2 million	9 / $13.5 billion	22 / $6.0 billion

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

S&P 500 Index Fund	Edward Corallo	60 / $47 billion	164 / $416 billion additional performance based fees: 8 / $5.7 billion	66 / $154 billion additional accounts with performance based fees: 3 / $1.7 billion
	Christopher Bliss	60 / $47 billion	77 / $27.4 billion additional performance based fees: 2 / $1.3 billion	5 / $7.4 billion
	Creighton Jue	60 / $47 billion	77 / $114.5 billion additional performance based fees: 2 / $753 million	27 / $42 billion
	Jennifer Hsui	60 / $47 billion	51 / $284.4 billion additional performance based fees: 4 / $3 billion	39 / $109 billion additional accounts with performance based fees: 3 / $5.2 billion
Small Cap Stock Index Fund	Edward Corallo	60 / $47 billion	164 / $416 billion additional performance based fees: 8 / $5.7 billion	66 / $154 billion additional accounts with performance based fees: 3 / $1.7 billion
	Christopher Bliss	60 / $47 billion	77 / $27.4 billion additional performance based fees: 2 / $1.3 billion	5 / $7.4 billion
	Creighton Jue	60 / $47 billion	77 / $114.5 billion additional performance based fees: 2 / $753 million	27 / $42 billion
	Jennifer Hsui	60 / $47 billion	51 / $284.4 billion additional performance based fees: 4 / $3 billion	39 / $109 billion additional accounts with performance based fees: 3 / $5.2 billion
Turner Quantitative Small Cap Growth Fund	David Kovacs	4 / $355 million	6 / $100 million performance based fees: 1 / $6 million	4 / $40 million

(1)
For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual accounts within each wrap account program.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•
Time and attention.  The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•
Limited investment opportunities.  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
Brokerage allocation.  With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with

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respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•
Pursuit of differing strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

•
Variation in compensation.  Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PORTFOLIO MANAGER COMPENSATION

The following section includes portfolio manager compensation information as of December 31, 2010, for the Manager and each of the Subadvisers.

The Manager

Allianz Investment Management LLC (“AZIM”)

The portfolio manager’s cash compensation consists of a market-based salary plus incentive compensation in the form of a bonus and a phantom equity plan.  The amount of the bonus is determined by the overall financial performance of AZIM relative to its business goals for the fiscal year.  The phantom equity plan provides awards based on the target earnings of AZIM over a three-year period.  Awards vest three years after they are made, at which time the exact amount of the award is determined based on AZIM’s actual earnings for the prior three-year period.  In addition, the portfolio manager is eligible to participate in a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

The Subadvisers

Allianz Global Investors Capital LLC (“AGIC”)

AGIC's compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over one-, three- and five- year periods (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other AGI companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and AGI, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest

Managing Directors at AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

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The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms such as McLagan and ECS (Watson Wyatt Data Services).

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

AGI Capital has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI Capital considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGI Capital’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI Capital considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI Capital attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. AGI Capital has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI Capital maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to

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devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGIC with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI Capital has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. AGI Capital allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI Capital’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz Global Investors of America L.P.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

BlackRock Capital Management, Inc.
BlackRock Financial Management, Inc.
BlackRock Institutional Management Corporation
BlackRock Investment Management, LLC

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

1.	BlackRock Capital Appreciation Fund

Discretionary incentive compensation is based on a formulaic compensation program.  BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for each fund include the following:

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Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Jeffrey Lindsey Edward Dowd	BlackRock Capital Appreciation Fund	Lipper Large-Cap Growth Funds classification

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

2.	Enhanced Bond Index Fund

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Brian Weinstein Matthew Marra	Enhanced Bond Index Fund
A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

3.	International Index Fund, Mid Cap Index Fund, Russell 1000 Growth Index Fund, Russell 1000 Value Index Fund, S&P 500 Index Fund and Small Cap Stock Index Fund

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the Portfolio Managers of this Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the Portfolio Managers, such benchmarks include the following:

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Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Edward Corallo Christopher Bliss Jennifer Hsui Creighton Jue	International Index Fund	MSCI EAFE Index
Edward Corallo Christopher Bliss Jennifer Hsui Creighton Jue	Mid Cap Index Fund	S&P 400 Index
Edward Corallo Christopher Bliss Jennifer Hsui Creighton Jue	Russell 1000 Growth Index Fund	Russell 1000 Growth Index
Edward Corallo Christopher Bliss Jennifer Hsui Creighton Jue	Russell 1000 Value Index Fund	Russell 1000 Value Index
Edward Corallo Christopher Bliss Jennifer Hsui Creighton Jue	S&P 500 Index Fund	S&P 500 Index
Edward Corallo Christopher Bliss Jennifer Hsui Creighton Jue n	Small Cap Stock Index Fund	Russell 2000 Index

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance of fixed-income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Each Portfolio Manager has received awards under the LTIP.

Deferred Compensation Program – A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Each Portfolio Manager has participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a

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company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a Portfolio Manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Columbia Management Investment Advisers, LLC (“CMIA”)

CMIA’s portfolio manager responsible for the Funds receive all of his compensation in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested.  His bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism.  In evaluating investment performance, CMIA generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to selected benchmarks and peer groups noted below, emphasizing the manager’s three- and five-year performance.  CMIA may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable.  For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

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Portfolio Manager	Primary Benchmark(s)	Peer Group
David I. Hoffman	Russell Mid Cap Value Index	Lipper Mid Cap Value
Diane L. Sobin	Russell Mid Cap Value Index	Lipper Mid Cap Value
Lori J. Ensinger	Russell Mid Cap Value Index	Lipper Mid Cap Value
Noah J. Petrucci	Russell Mid Cap Value Index	Lipper Mid Cap Value
Jeremy Javidi	Russell 2000 Value Index	Lipper Small Cap Value
Stephen D. Barbaro	Russell 2000 Value Index	Lipper Small Cap Value
The size of the overall bonus pool each year depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and CMIA’s profitability for the year, which is largely determined by assets under management.

Davis Selected Advisers, L.P.

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account.  More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

1) The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.  Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

2) If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts.  To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

3) With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

4) Finally, substantial investment of Davis or Davis family assets in certain mutual funds may lead to conflicts of interest.  To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time.  Davis does not receive an incentive-based fee on any account.

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The Dreyfus Corporation

Portfolio Manager Compensation.  Ms. Slover is a dual employee of Dreyfus and The Boston Company, and is subject to The Boston Company’s compensation structure.  With the exception of the most senior portfolio managers of TBCAM (described separately below), the portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards.  Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on TBCAM's financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers.  Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results.  It is a two stage model: an opportunity range is determined based on level of current business (assets under management, revenue) and an assessment of long term business value (growth, retention, development).  A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.  Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed.  In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Long Term Retention Incentive Plan:  All portfolio managers and analysts are also eligible to participate in TBCAM's Long Term Retention Incentive Plan.  This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of The Bank of New York Mellon 3-year CD rate).

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for TBCAM's Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM's profitability.  Awards are paid in cash on an annual basis.  However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Conflicts of Interest.  Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.  Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

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A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with Dreyfus' Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised buy BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Eaton Vance Management

Compensation Structure for Eaton Vance. Compensation of the subadviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. The subadviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the subadviser’s employees. Compensation of the subadviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The subadviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

benchmark(s) stated in the prospectus, as well as an appropriate peer group (a described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the subadviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The subadviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The subadviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the subadviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the subadviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Global Advisors Limited

Compensation. Franklin Advisory Services seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Base salary – Each portfolio manager is paid a base salary.

Annual bonus – Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders.  The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate (the Russell 2000 Value Index is the benchmark index for the AZL Franklin Small Cap Value Fund).

•
Non-investment performance.  The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation – Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Gateway Investment Advisers, LLC

The compensation of Messrs. Rogers, Stewart, and Buckius (the “Portfolio Managers”) is composed of two parts: base salary and incentive compensation related to the financial results of Gateway Investment Adviser, LLC (“Gateway”) (and not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component is anticipated to be larger than the base salary component.  Mr. Rogers’ and Mr. Stewart’s employment agreements have initial terms ending December 31, 2012 and Mr. Buckius’ employment agreement has an initial term ending December 31, 2011.  Each of the employment agreements provides for automatic renewals for successive one-year periods and, among other things, a specified base salary and certain undertakings not to compete with Gateway or solicit its clients.  For Mr. Rogers, those undertakings will expire the later of February 15, 2016 or three years from the termination of Mr. Rogers' employment. For Mr. Stewart and Mr. Buckius, the noncompetition and non solicitation undertakings will expire the later of February 15, 2011, one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement.  The profit sharing plan, applicable to the Portfolio Managers, provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which will be determined based on profitability of the business.

Invesco Advisers, Inc.

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•
Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

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•
Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

TABLE 1
Subadviser	Performance time period1
Invesco2,3	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year end.

2
Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

3
Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund,  Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group.  Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 4, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•
Equity-based compensation. Portfolio managers granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as commons shares and/or restricted shares of certain Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

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Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.  Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates.  When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Massachusetts Financial Services Company (“MFS”)

Portfolio manager compensation is reviewed annually.  As of December 31, 2010, portfolio manager total cash compensation at MFS is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010, the following benchmarks were used to measure performance for the Fund:

Kevin T. Beatty	Standard & Poor’s 500 Stock Index

Nicole M. Zatlyn	Standard & Poor’s 500 Stock Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases

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this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

Morgan Stanley Investment Management, Inc.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

NFJ Investment Group LLC

Compensation

Our compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm's revenue and allocated based on the performance of the strategies and the teams.  The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual

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contributions to client accounts.  This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm's operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest

Key employees of AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

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A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Schroder Investment Management North America Inc. (“Schroder”)

All fund managers at Schroders are fully accountable for the performance of their client portfolios, and all portfolios are closely monitored.  Comparisons are made with all other salient portfolios and/or with broad market indices where appropriate.  Any portfolios whose performance or tracking error is not within a specified target range are reviewed by the head of the relevant investment team and business head.

For the Emerging Market Equities team, 77.5% of a Global Emerging Markets fund manager’s assessment is determined by quantitative measures of the performance of the portfolios to which they contribute.  The remaining 22.5% depends on qualitative measures, such as their level of participation in meetings and how well they perform against Schroders’ core values.

Analysts are expected to rank at least 75% of the market cap of each country and are also incentivised to identify and cover attractive non-core stocks.  40% of an analyst’s assessment is based on how well their rankings perform independent of the portfolio.  In this part of the calculation, as a measure to encourage conviction in analysts’ views, the contribution of stocks which they grade 2 or 3 is capped at 5% of out / underperformance, whereas they can benefit from the full out / underperformance of stocks which they grade 1 or 4 (stocks are graded 1 to 4; 1 represents a high conviction that a stock will outperform the relevant country index and 4 a high conviction that it will underperform).

A further 45% of an analyst’s assessment depends on how well actual portfolios perform, so they are also incentivised to communicate with fund managers to ensure their very best ideas are included in the portfolio.

The remaining 15% of an analyst’s assessment is determined using a qualitative measurement looking at the quality and flow of information, as well as their level of participation in meetings and how they perform against Schroders’ core values.

Please refer to the following table for a detailed breakdown of the factors on which the members of the emerging markets team are assessed.

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	Global Fund Manager (%)	Regional Head (%)	Analyst (%)
Stock Rankings	0.0	0.0	40.0
Global GEM performance	27.5	15.0	10.0
Regional performance	0.0	45.0	10.0
Countries within GEM	50.0	0.0	12.5
EMEA/Lat Am countries within GEM	0.0	10.0	0.0
Countries within Regional	0.0	0.0	12.5
Participation	10.0	10.0	5.0
Marketing	7.5	7.5	0.0
Market Coverage	0.0	0.0	10.0
Manage Team	0.0	10.0	0.0
Other	5.0	2.5	0.0
Total	100.00	100.00	100.00

Quant	77.5	70.0	85.0
Non-quant	22.5	30.0	15.0

The relevant Benchmarks for the Funds that are subadvised by Schroder are as follows: S&P/Citigroup Extended Markets EuroPacific Index; Schroders Emerging Markets Equity Fund -- MSCI Emerging Markets Index.

Turner Investment Partners, Inc.

Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies.  Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS

At December 31, 2010, none of the Portfolio Managers for any of the Funds beneficially owned shares of any Fund.

AFFILIATED PERSONS

The following table lists persons who are affiliated with the Trust and who are also affiliated persons of the Manager.

Name	Position with Trust	Position with Adviser
Brian Muench	President	President
Stephen G. Simon	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer
Michael Tanski	Vice President of Operations of the Trust	Vice President - Operations

PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund’s Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust.

Consistent with achieving best execution, a Fund may participate in so-called “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund’s Board of Directors, either the Fund’s Manager or Subadviser, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in such programs may have the effect of reducing overall expenses and increasing overall returns for certain Funds

While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Fund	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2010	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2009	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2008
AGIC Opportunity Fund	$757,970	$675,432	$933,622
BlackRock Capital Appreciation Fund	687,652	526,167	136,819
Columbia Mid Cap Value Fund	172,966	152,735	162,485
Columbia Small Cap Value Fund	200,740	163,590	206,457
Davis New York Venture Fund	212,429	212,793	935,707
Dreyfus Equity Growth Fund	271,122	570,768	449,697
Eaton Vance Large Cap Value Fund	201,000	421,106	479,077
Enhanced Bond Index Fund	51,616	3,083	NA
Franklin Small Cap Value Fund	85,442	93,443	195,578
Franklin Templeton Founding Strategy Plus Fund	45,765	17,015	NA
Gateway Fund	18,167	NA	NA
International Index Fund	78,296	83,894	NA
Invesco Equity and Income Fund	148,601	202,278	142,998
Invesco Growth and Income Fund	157,198	227,977	251,745
Invesco International Equity Fund	629,135	327,684	491,657
JPMorgan International Opportunities Fund	332,126	443,167	236,894
JPMorgan U.S. Equity Fund	343,979	366,876	85,980
MFS Investors Trust Fund	129,019	855,483	988,079
Mid Cap Index Fund	51,564	25,671	NA
Money Market Fund	0	0	0
MS Global Real Estate Fund	143,645	177,744	213,149
MS Mid Cap Growth Fund	307,597	254,707	352,268
NFJ International Value Fund	155,106	84,481	NA
Russell 1000 Growth Index Fund	9,429	NA	NA
Russell 1000 Value Index Fund	19,517	NA	NA
Schroder Emerging Markets Equity Fund	1,285,412	1,123,653	891,501
S&P 500 Index Fund	59,458	188,676	96,761
Small Cap Stock Index Fund	40,595	47,834	52,922
Turner Quantitative Small Cap Growth Fund	96,509	116,859	132,905

Brokerage commissions paid by a Fund may vary significantly from year to year as a result of a variety of factors, including changing asset levels through the year, changes in portfolio turnover rates, varying market conditions, and changes in investment strategies and processes.

AFFILIATED BROKERS

The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, or any Subadviser. All of the brokers listed are affiliates of the Manager or a Subadvisor.

Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2010	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2009	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2008
BNY Mellon Securities LLC	$ 12,137	$ 0	$ 0
Citigroup Global Markets	$ 25,920	$ 0	$ 0
JPMorgan Securities, Inc.	$ 93	$ 0	$ 0
Morgan Stanley & Co., Inc.	$ 6,862	$ 13,046	$ 19,837
Pershing LLC	$ 3,129	$ 0	$ 0
Wachovia	$ 0	$ 6,568	$ 11,265

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

The following table shows the percentage of aggregate brokerage commissions paid to the affiliated broker and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated broker during the fiscal year ended December 31, 2010.

Name of Affiliated Broker	Percentage of Aggregate Brokerage Commissions Paid for Fiscal Year Ended December 31, 2010	Percentage of Aggregate Dollar Amount of Transactions Involving the Payout of Commissions for the Fiscal Year Ended December 31, 2010
BNY Mellon Securities LLC	0.18%	0.08%
Citigroup Global Markets	0.39%	0.23%
JPMorgan Securities, Inc.	0.00%	0.00%
Morgan Stanley & Co., Inc.	0.10%	0.05%
Pershing LLC	0.05%	0.03%

Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet unanticipated redemptions or to meet payment obligations when a portfolio transaction “fails” due to circumstances beyond a Fund’s control.

At December 31, 2010, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser:

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/10
AZL Davis NY Venture Fund	Goldman Sachs Group, Inc.	$2,332,379
AZL Davis NY Venture Fund	JPMorgan Chase & Co.	608,133
AZL Dreyfus Equity Growth Fund	Morgan Stanley	950,989
AZL Eaton Vance Large Cap Value Fund	Citigroup, Inc.	3,317,106
AZL Eaton Vance Large Cap Value Fund	Goldman Sachs Group, Inc.	9,784,894
AZL Eaton Vance Large Cap Value Fund	JPMorgan Chase & Co.	12,767,784
AZL Enhanced Bond Index Fund	Citigroup, Inc.	6,216,376
AZL Enhanced Bond Index Fund	Credit Suisse	2,589,203
AZL Enhanced Bond Index Fund	Goldman Sachs Group, Inc.	944,638
AZL Enhanced Bond Index Fund	JPMorgan Chase & Co.	4,234,393
AZL Enhanced Bond Index Fund	Morgan Stanley	1,654,736
AZL Enhanced Bond Index Fund	UBS AG	1,020,821
AZL Franklin Templeton Founding Strategy Plus Fund	Citigroup, Inc.	278,114
AZL Franklin Templeton Founding Strategy Plus Fund	JPMorgan Chase & Co.	795,997
AZL Franklin Templeton Founding Strategy Plus Fund	Morgan Stanley	472,284
AZL Franklin Templeton Founding Strategy Plus Fund	UBS AG	317,663
AZL Gateway Fund	Citigroup, Inc.	125,250
AZL Gateway Fund	Goldman Sachs Group, Inc.	131,165
AZL Gateway Fund	JPMorgan Chase & Co.	339,784
AZL Gateway Fund	Morgan Stanley	87,888
AZL International Index Fund	Credit Suisse	1,345,525
AZL International Index Fund	Deutsche Bank AG	1,438,187
AZL International Index Fund	UBS AG	1,768,202
AZL Invesco Equity and Income Fund	Citigroup, Inc.	5,718,862
AZL Invesco Equity and Income Fund	Credit Suisse	541,543
AZL Invesco Equity and Income Fund	Goldman Sachs Group, Inc.	1,665,739
AZL Invesco Equity and Income Fund	JPMorgan Chase & Co.	11,256,979

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

AZL Invesco Equity and Income Fund	Morgan Stanley	3,632,737
AZL Invesco Equity and Income Fund	State Street Bank	2,580,906
AZL Invesco Equity and Income Fund	UBS AG	65,990
AZL Invesco Growth and Income Fund	Citigroup, Inc.	3,454,976
AZL Invesco Growth and Income Fund	JPMorgan Chase & Co.	12,327,464
AZL Invesco Growth and Income Fund	Morgan Stanley	3,483,016
AZL Invesco Growth and Income Fund	State Street Bank	2,885,221
AZL JPMorgan U.S. Equity Fund	Citigroup, Inc.	5,112,406
AZL JPMorgan U.S. Equity Fund	Goldman Sachs Group, Inc.	6,682,847
AZL JPMorgan U.S. Equity Fund	Morgan Stanley	2,217,697
AZL JPMorgan U.S. Equity Fund	State Street Bank	938,153
AZL MFS Investors Trust Fund	Goldman Sachs Group, Inc.	5,212,792
AZL MFS Investors Trust Fund	JPMorgan Chase & Co.	8,427,582
AZL MFS Investors Trust Fund	State Street Bank	3,801,363
AZL Money Market	State Street Bank	9,995,522
AZL Morgan Stanley International Equity Fund	UBS AG	3,856,168
AZL Russell 1000 Growth Index Fund	Morgan Stanley	200,429
AZL Russell 1000 Value Index Fund	Citigroup, Inc.	2,479,442
AZL Russell 1000 Value Index Fund	Goldman Sachs Group, Inc.	2,145,049
AZL Russell 1000 Value Index Fund	JPMorgan Chase & Co.	4,182,145
AZL Russell 1000 Value Index Fund	Morgan Stanley	695,569
AZL Russell 1000 Value Index Fund	State Street Bank	575,960
AZL S&P 500 Index Fund	Citigroup, Inc.	7,126,360
AZL S&P 500 Index Fund	Goldman Sachs Group, Inc.	4,458,762
AZL S&P 500 Index Fund	JPMorgan Chase & Co.	8,600,358
AZL S&P 500 Index Fund	Morgan Stanley	2,134,815
AZL S&P 500 Index Fund	State Street Bank	1,206,369

Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

Citi Fund Services Ohio, Inc. (“CFSO”), whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator (the “Administrator”), transfer agent (the “Transfer Agent”) and fund accountant (the “Fund Accountant”) to the Trust pursuant to an Amended Services Agreement dated January 1, 2011 (the “Services Agreement”).

As Administrator, CFSO has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR and N-CSR or any comparable or replacement forms thereof; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; keep and maintain the financial accounts and records of the Funds,

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

including calculation of daily expense accruals; and generally assist in all aspects of the Trust’s operations other than those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Subadvisory Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

As Transfer Agent, CFSO performs the following services in connection with each Fund’s shareholders of record: maintains shareholder records; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitations.

As Fund Accountant, CFSO maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Trust’s custodian, affirmation to the Trust’s custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust’s custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service matrix prices, or where necessary, fair value pricing information or adjustment factors from independent fair value pricing sources on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

Under the terms of the Services Agreement CFSO also provides a variety of compliance services utilized by the Chief Compliance Officer of the Trust.

CFSO receives a fee from each Fund for its services as Administrator, Transfer Agent and Fund Accountant and is reimbursed for certain expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including (a) an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.05% of the combined average daily net assets of the Funds up to $4 billion; 0.04% of the combined average daily net assets of the Funds from $4 billion to $6 billion; 0.02% of the combined average daily net assets of the Funds from $6 billion to $8 billion; and 0.01% of the combined average daily net assets of the Funds over $8 billion; and (b) a fee of either $5,000 or $7,500 per Fund (depending on the number of securities held by the Fund) for fair value support services. The fees under (a) above are subject to a minimum fee of $60,000 per year for each Fund.  From time to time, CFSO may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, CFSO receives an annual fee of $85,000 from the Trust for compliance services provided under the terms of the Services Agreement.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

For the fiscal year ended December 31, 2010, CFSO was entitled to receive and waived administration fees from the Funds as follows:

Fund	Service Fees Earned	Service Fees Waived
AGIC Opportunity Fund	$ 80,193	$ -
BlackRock Capital Appreciation Fund	214,694	-
Columbia Mid Cap Value Fund	53,558	-
Columbia Small Cap Value Fund	61,596	-
Davis New York Venture Fund	208,875	-
Dreyfus Equity Growth Fund	72,593	-
Eaton Vance Large Cap Value Fund	188,584	-
Enhanced Bond Index Fund	89,765	-
Franklin Small Cap Value Fund	92,151	-
Franklin Templeton Founding Strategy Fund	87,719	-
Gateway Fund	8,124	-
International Index Fund	219,344	-
Invesco Equity and Income Fund	156,816	-
Invesco Growth and Income Fund	101,649	-
Invesco International Equity Fund	228,526	-
JPMorgan International Opportunities Fund	166,627	-
JPMorgan U.S. Equity Fund	130,931	-
MFS Investors Trust Fund	141,797	-
Mid Cap Index Fund	57,602	-
Money Market Fund	404,585	-
MS Global Real Estate Fund	97,932	-
MS Mid Cap Growth Fund	170,248	-
NFJ International Value Fund	53,642	-
Russell 1000 Growth Index Fund	35,434	-
Russell 1000 Value Index Fund	50,558	-
Schroder Emerging Markets Equity Fund	195,523	-
S&P 500 Index Fund	268,332	-
Small Cap Stock Index Fund	95,980	-
Turner Quantitative Small Cap Growth Fund	34,675	-

The Services Agreement shall continue in effect until December 31, 2013, and thereafter renew for successive one-year terms unless terminated by either party not less than 60 days prior to the expiration of such term, provided that any such renewal is approved at least annually (i) by the Trust’s Board of Trustees and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable for cause with respect to a particular Fund at any time on 60 days’ written notice without penalty by the Trust or by CFSO. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by CFSO of its obligations and duties thereunder.

DISTRIBUTOR

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, whose principal location of business is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as distributor to the Trust pursuant to a Distribution Agreement dated as of August 28, 2007 (the “Distribution Agreement”). The Distribution Agreement provides that the Distributor will use appropriate efforts to solicit orders for the sale of the Funds’ shares from bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

The Distribution Agreement was last approved by the Trust’s Board of Trustee’s (including a majority of such Trustee’s who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

November 3, 2010. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year periods from the date of such Agreement if approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by ALFS on 90 days’ written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.

Distribution Plan. A Distribution Plan (the “Plan”) has been adopted by each of the Funds pursuant to Rule 12b-1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.

The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund’s average net assets. For the Davis New York Venture Fund, Columbia Small Cap Fund, Schroder Emerging Markets Equity Fund, and S&P 500 Index Fund (the “Multi-Class Funds”) payments to the Distributor may be made only on assets attributable to Class 2 Shares.

For the fiscal year or period ended December 31, 2010, the following 12b-1 fees shown as earned and waived for the Funds were:

Fund	12b-1 Fees Earned	12b-1 Fees Waived
AGIC Opportunity Fund	$ 429,363	$–
BlackRock Capital Appreciation Fund	1,217,138	–
Columbia Mid Cap Value Fund	270,566	–
Columbia Small Cap Value Fund	307,659	–
Davis New York Venture Fund	1,145,334	–
Dreyfus Equity Growth Fund	398,204	–
Eaton Vance Large Cap Value Fund	1,063,398	–
Enhanced Bond Index Fund	373,460	–
Franklin Small Cap Value Fund	508,239	–
Franklin Templeton Founding Strategy Plus Fund	222,156	–
Gateway Fund	18,456	–
International Index Fund	602,696	–
Invesco Equity and Income Fund	714,533	–
Invesco Growth and Income Fund	558,079	–
Invesco International Equity Fund	1,175,671	–
JPMorgan International Opportunities Fund	818,493	–
JPMorgan U.S. Equity Fund	728,320	–
MFS Investors Trust Fund	777,147	–
Mid Cap Index Fund	263,938	–
Money Market Fund	2,273,524	–
MS Global Real Estate Fund	403,495	–
MS Mid Cap Growth Fund	956,407	–
NFJ International Value Fund	308,184	–
Russell 1000 Growth Index Fund	149,580	–
Russell 1000 Value Index Fund	238,724	–
Schroder Emerging Markets Fund (Class 2)	846,809	–
S&P 500 Index Fund (Class 2)	1,438,682	–
Small Cap Stock Index Fund	447,240	–
Turner Quantitative Small Cap Growth Fund	151,822	–

Under the Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor may,

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

additionally, subject to the Plan’s maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.

The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Board of Trustees, and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees have been committed to the discretion of the Trustees who are not “interested persons” of the Trust.  The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. The Plan’s continuance was most recently approved by the Board of Trustees on November 3, 2010.

The Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

The Plan was initially approved by the Board of Trustees, as described above, for each Fund on the dates shown in the table below:

Fund	Date
AGIC Opportunity Fund	February 27, 2002
BlackRock Capital Appreciation Fund	February 25, 2005
Columbia Mid Cap Value Fund	February 25, 2006
Columbia Small Cap Value Fund	February 27, 2004
Davis New York Venture Fund	September 6, 2001
Dreyfus Equity Growth Fund	September 6, 2001
Eaton Vance Large Cap Value Fund	April 11, 2001
Enhanced Bond Index Fund	February 21, 2009
Franklin Small Cap Value Fund	March 1, 2003
Franklin Templeton Founding Strategy Plus Fund	February 21, 2009
Gateway Fund	February 20, 2010
International Index Fund	February 21, 2009
Invesco Equity and Income Fund	February 27, 2004
Invesco Growth and Income Fund	April 11, 2001
Invesco International Equity Fund	February 27, 2002
JPMorgan International Opportunities Fund	March 1, 2003
JPMorgan U.S. Equity Fund	February 27, 2004
MFS Investors Trust Fund	February 25, 2005
Mid Cap Index Fund	February 21, 2009
Money Market Fund	October 6, 1999*
MS Global Real Estate Fund	February 25, 2006
MS Mid Cap Growth Fund	April 11, 2001
NFJ International Value Fund	February 21, 2009
Russell 1000 Growth Index Fund	February 20, 2010
Russell 1000 Value Index Fund	February 20, 2010
Schroder Emerging Markets Equity Fund	February 25, 2006
S&P 500 Index Fund	February 23, 2007
Small Cap Index Fund	February 23, 2007
Turner Quantitative Small Cap Growth Fund	February 25, 2005

*	Approved by the sole shareholder of each class of shares of each of the Fund on October 26, 1999.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

CUSTODIAN

The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286, serves as custodian of the Fund.  BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services.  Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund.  BNY Mellon is affiliated with The Dreyfus Corporation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”), 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, is the independent registered public accounting firm for the Trust. KPMG provides financial auditing services as well as certain tax return preparation services for the Trust.

LEGAL COUNSEL

Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis MN 55402, is the legal counsel to the Trust. Perkins Coie LLP, 700 Thirteenth Street N.W., Washington, D.C. 20005, is legal counsel to the Independent Trustees.

CODES OF ETHICS

Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust’s registration statement which is on file with, and available from, the Securities and Exchange Commission. Each Code has been adopted pursuant to Rule 17j-1 under the 1940 Act.

LICENSING ARRANGEMENTS

AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”)

The AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the “AZL Russell Index Funds”)

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”).  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 29 series, each previously named and defined collectively as the “Funds.” Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds’ shares.

Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will be held when required by law, when or at such time as less than a majority of Trustees holding office have been elected by shareholders, or at such other time as the Trustees then in office deem it appropriate to call a shareholders’ meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.

The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Certain VIP Funds have been renamed since their inception.  The following table includes each VIP Fund’s date of inception and any previous names:

Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates
AZL Allianz AGIC Opportunity Fund	5/1/02	AZL OCC Opportunity Fund	8/27/06 to 7/1/10	AZL Oppenheimer Emerging Growth Fund	5/1/02 to 8/27/06
AZL BlackRock Capital Appreciation Fund	4/29/05	AZL Jennison Growth Fund	4/29/05 to 11/24/08
AZL Columbia Mid Cap Value Fund	5/1/06	AZL Neuberger Berman Regency Fund	5/1/06 to 11/24/08
AZL Columbia Small Cap Value Fund	5/3/04	AZL Dreyfus Premier Small Cap Value Fund	5/3/04 to 9/22/08
AZL Davis New York Venture Fund	11/5/01	USAZ AllianceBernstein Growth and Income Fund	11/5/01 to 3/7/04
AZL Dreyfus Equity Growth Fund	11/5/01	AZL Dreyfus Founders Equity Growth Fund	3/7/04 to 5/1/09	USAZ AllianceBernstein Large Cap Growth Fund	11/5/01 to 3/7/04
AZL Eaton Vance Large Cap Value Fund	5/1/01	AZL Van Kampen Comstock Fund	11/4/01 to 10/26/09	USAllianz Comstock Fund	5/1/01 to 11/4/01
AZL Enhanced Bond Index Fund	4/27/09
AZL Franklin Small Cap Value Fund	5/1/03	USAZ PIMCO NFJ Small Cap Value Fund	5/1/03 to 4/3/05
AZL Franklin Templeton Founding Strategy Plus Fund	4/27/09
AZL Gateway Fund	4/30/10
AZL International Index Fund	4/27/09
AZL Invesco Equity and Income Fund	5/3/04	AZL Van Kampen Equity and Income Fund	5/3/04 to 5/1/11
AZL Invesco Growth and Income Fund	5/1/01	AZL Van Kampen Growth and Income Fund	11/4/01 to 5/1/11	USAllianz Growth and Income Fund	5/1/01 to 11/4/01
AZL Invesco International Equity Fund	5/1/02	AZL AIM International Equity Fund	5/1/02 to 4/30/10
AZL JPMorgan International Opportunities Fund**	5/1/03	AZL Morgan Stanley International Equity Fund	6/1/10 to 5/1/2011	AZL Van Kampen International Equity Fund	10/26/09 to 6/1/10

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

AZL JPMorgan U.S. Equity Fund	5/3/04	AZL Oppenheimer Main Street Fund	5/3/04 to 1/26/09
AZL MFS Investors Trust Fund	4/29/05	AZL Jennison 20/20 Focus Fund	4/29/05 to 10/26/09
AZL Mid Cap Index Fund	4/27/09
AZL Money Market Fund	2/1/00	AZOA Money Market Fund	11/5/01 to 4/30/02	USAllianz VIP Money Market Fund	2/1/00 to 11/4/01
AZL Morgan Stanley Global Real Estate Fund	5/1/06	AZL Van Kampen Global Real Estate Fund	5/1/06 to 6/1/10
AZL Morgan Stanley Mid Cap Growth Fund*	5/1/01	AZL Van Kampen Mid Cap Growth Fund	4/28/05 to 6/1/10	USAZ VanKampen Growth Fund	11/5/01 to 4/28/05
AZL NFJ International Value Fund	4/27/09
AZL Russell 1000 Growth Index Fund	4/30/10
AZL Russell 1000 Value Index Fund	4/30/10
AZL Schroder Emerging Markets Equity Fund	5/1/06	AZL Oppenheimer Developing Markets Fund	5/1/06 to 12/7/07
AZL S&P 500 Index Fund	5/1/07
AZL Small Cap Index Fund	5/1/07
AZL Turner Quantitative Small Cap Growth Fund	4/29/05	AZL LMP Small Cap Growth Fund	11/7/06 to 6/25/07	AZL Salomon Brothers Small Cap Growth Fund	4/29/05 to 11/6/06
*Previous Name: USAllianz Capital Growth Fund 5/1/01 to 11/4/01.
** Previous Name: AZL Van Kampen Global Franchise Fund 5/1/03 to 10/26/09.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

As used in the Funds’ Prospectus and in this Statement of Additional Information, “vote of a majority of the outstanding shares” of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.

ADDITIONAL TAX INFORMATION

Each Fund intends to qualify as a “regulated investment company” (a “RIC” under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

A non-deductible excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar-year distribution requirements (regardless of whether they otherwise have a non-calendar taxable year). These rules require annual distributions equal to 98% of ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

For federal income tax purposes, the following Funds had capital loss carry forwards as of December 31, 2010, which are available to offset future capital gains, if any:

Fund	Amount	Expires
AZL Allianz AGIC Opportunity Fund	$13,745,477	12/31/2016
AZL Allianz AGIC Opportunity Fund	4,701,355	12/31/2017
AZL BlackRock Capital Appreciation Fund	52,607,994	12/31/2015
AZL BlackRock Capital Appreciation Fund	64,272,929	12/31/2016
AZL Columbia Mid Cap Value Fund	33,475,786	12/31/2017
AZL Columbia Small Cap Value Fund	3,378,962	12/31/2016
AZL Columbia Small Cap Value Fund	3,293,541	12/31/2017
AZL Davis New York Venture Fund	109,860,629	12/31/2015
AZL Davis New York Venture Fund	30,736,138	12/31/2016
AZL Davis New York Venture Fund	44,314,504	12/31/2017
AZL Dreyfus Equity Growth Fund	709,674	12/31/2016
AZL Dreyfus Equity Growth Fund	36,212,441	12/31/2017
AZL Eaton Vance Large Cap Value Fund	52,518,858	12/31/2016
AZL Eaton Vance Large Cap Value Fund	84,345,488	12/31/2017
AZL Eaton Vance Large Cap Value Fund	5,491,128	12/31/2018
AZL Franklin Small Cap Value Fund	16,136,615	12/31/2016
AZL Franklin Small Cap Value Fund	44,269,348	12/31/2017
AZL Franklin Small Cap Value Fund	785,838	12/31/2018
AZL Gateway Fund	10,238	12/31/2018
AZL International Index Fund	1,327,470	12/31/2014
AZL International Index Fund	43,305,012	12/31/2015
AZL International Index Fund	55,890,176	12/31/2016
AZL Invesco Equity and Income Fund	1,462,270	12/31/2016
AZL Invesco Equity and Income Fund	11,069,112	12/31/2017
AZL Invesco Growth and Income Fund	23,527,687	12/31/2017
AZL Invesco International Equity Fund	6,057,349	12/31/2015
AZL Invesco International Equity Fund	24,015,904	12/31/2016
AZL Invesco International Equity Fund	14,096,888	12/31/2017
AZL JPMorgan International Opportunities Fund	4,478,674	12/31/2015
AZL JPMorgan International Opportunities Fund	6,813,930	12/31/2016
AZL JPMorgan International Opportunities Fund	3,127,390	12/31/2018
AZL JPMorgan U.S. Equity Fund	60,092,931	12/31/2015
AZL JPMorgan U.S. Equity Fund	125,099,162	12/31/2016
AZL JPMorgan U.S. Equity Fund	13,967,218	12/31/2017
AZL MFS Investors Trust Fund	23,864,218	12/31/2016
AZL MFS Investors Trust Fund	12,881,114	12/31/2017
AZL Morgan Stanley Global Real Estate Fund	17,661,064	12/31/2016
AZL Morgan Stanley Global Real Estate Fund	26,029,940	12/31/2017
AZL Morgan Stanley Mid Cap Growth Fund	451,500	12/31/2016
AZL Morgan Stanley Mid Cap Growth Fund	38,209,083	12/31/2017
AZL Russell 1000 Growth Index Fund	1,248,914	12/31/2018
AZL Russell 1000 Value Index Fund	2,893,450	12/31/2018
AZL S&P 500 Index Fund	2,166,424	12/31/2015
AZL S&P 500 Index Fund	94,912,086	12/31/2016
AZL Small Cap Stock Index Fund	3,055,631	12/31/2016
AZL Small Cap Stock Index Fund	9,547,770	12/31/2017
AZL Turner Quantitative Small Cap Growth Fund	9,115,391	12/31/2016
AZL Turner Quantitative Small Cap Growth Fund	7,150,651	12/31/2017

To the extent these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

A portion of the difference between the issue price and the face amount of zero coupon securities (“Original Issue Discount”) will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

A Fund’s investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long-term or short-term capital gain or loss upon lapse of the option or sale of the underlying stock or security.

By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market may be

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund’s shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position, which may reduce or eliminate the operation of these straddle rules.

Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.

In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund’s principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund’s principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified if the Funds meet the foregoing requirements.

However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.

Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.

Information set forth in the prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this Statement of

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

The Funds may invest in non-U.S. corporations, which may be treated as “passive foreign investment companies” (“PFICs”) under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent that each Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may be excluded from PFIC treatment if they satisfy certain technical requirements under the Code. To the extent that each Fund invests in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to such Fund’s shareholders. Therefore, the payment of this tax would reduce such Fund’s economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund’s net investment income per share earned during a recent one-month period by that Fund’s per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life Insurance Co. of North America or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or the Distributor voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

Yields and total returns quoted for the Funds include the effect of deducting the Funds’ expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds’ yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.

YIELDS OF THE MONEY MARKET FUND

The standardized seven-day yield for the Money Market Fund is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund’s average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

YIELDS OF THE NON-MONEY MARKET FUNDS

Yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share’s maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund’s portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

CALCULATION OF TOTAL RETURN

Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

MISCELLANEOUS

Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two-thirds of the shares then outstanding.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed duplicating fee.

Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust’s unaudited semi-annual financial statements and year-end financial statements audited by the Trust’s independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices;

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

FINANCIAL STATEMENTS

Audited financial statements as of December 31, 2010, are incorporated by reference to the Annual Report to shareholders, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge on the internet by accessing the Allianz Life website at https://www.allianzlife.com or upon written request from Allianz VIP Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.

PROXY VOTING POLICIES AND PROCEDURES

The proxy voting policies and procedures of the Trust, Allianz Investment Management LLC, and all of the Subadvisers are located in Appendix B to this Statement of Additional Information.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Fund’s website at https://www.allianzlife.com or by accessing the SEC’s EDGAR database via the Internet at www.sec.gov.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

APPENDIX A

COMMERCIAL PAPER RATINGS

A Standard & Poor’s (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” – Obligations are rated in the highest category indicating that the obligor’s capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated “A-1”. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the rating categories.

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are “D-1,” “D-2” and “D-3.” Duff & Phelps employs three designations, “D-1+,” “D-1” and “D-1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

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“D-1+” – Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“D-1” – Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“D-1” – Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

“D-2” – Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“D-3” – Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“D-4” – Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

“D-5” – Issuer has failed to meet scheduled principal and/or interest payments.

Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated “F1.”

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1” – This designation represents Thomson BankWatch’s highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

“TBW-2” – This designation represents Thomson BankWatch’s second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4” – This designation represents Thomson BankWatch’s lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

CORPORATE AND LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” –An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)– The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” – This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

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“A” – Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca” and “C” – Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” are of poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (-) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” – Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” – Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” – Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

“BBB” – Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD” and “DP” – Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with dividend arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

“AAA” – Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

“AA” – Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

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“BBB” – Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

“BB” – Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Bonds are in default. Securities are not meeting obligations and are extremely speculative. “DDD” designates the highest potential for recovery on these securities, and “D” represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA” – This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

“AA” – This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

“A” –This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC” and “CC” – These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” – This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) – The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

APPENDIX B – PROXY VOTING POLICIES

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policy and Procedures

(effective December 1, 2010)

I.         Policy

A.  Basis for Proxy Voting. The Allianz Variable Insurance Products Trust (the “VIP Trust”) and the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust,” and together with the VIP Trust, the “Trusts”) seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a “Fund”) in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.

B.  Delegation of Proxy Voting. The Board of Trustees (the “Board”) of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board’s oversight responsibility and the obligations of the Trusts’ officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC (“AZIM”) and by those investment advisers retained by AZIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a “Subadviser”). Accordingly, the Board hereby delegates to AZIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AZIM or such Subadviser, subject to the continuing oversight of the Board(1). In the remainder of this document, AZIM and the Subadvisers may, as appropriate, be referred to individually as a “Manager” or collectively as the “Managers.”

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

C.  Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AZIM, as an integral part of those services provided by AZIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser’s fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines (“Proxy Voting Policies”) adopted by such Subadviser.

II.         Procedures

A.  Subadviser Voting Procedures; Board Oversight. The officers of the VIP Trust (or other designated agents of the VIP Trust) shall obtain from each Subadviser the Proxy Voting Policies adopted by such Subadviser. Generally, such Proxy Voting Policies shall be presented to the Board not later than the Board meeting at which the subadvisory agreement dealing with the services to be provided by the Subadviser is submitted for the Board’s review and approval. The proxy voting policies and procedures of the Managers are incorporated by reference herein. Proxy Voting Policies or a summary thereof shall be presented to the Board thereafter at least annually for its review and approval, and the officers of the VIP Trust shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Subadviser.

B.  Specific Matters.

1.  Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Procedures provided to the Trusts by Managers, the Trusts’ officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trust would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its proxy voting policies and procedures, due to the existence of a conflict. In these circumstances, and where the Manager

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

advises the Trust of such a conflict and its inability to vote, the Trust may direct the Manager how to vote. In directing a Manager how to vote, the Trust may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trust on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trust.

2.  Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager.

3.  Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party (“Loaned Securities”). Voting rights that accompany Loaned Securities generally pass to the borrower of the securities. The Trusts will not attempt, or require Managers to attempt, to seek recalls of Loaned Securities solely for the purpose of voting routine proxies since such a practice could impact the returns received from a Fund’s securities lending activity and make the Fund a less desirable lender. However, when a Trust or the relevant Manager has knowledge that a proxy involves a “Material Event” (defined below) affecting Loaned Securities, the Trusts shall use or require the Managers to use reasonable efforts to recall the Loaned Security. For purposes of this provision, the term “Material Event” means a merger, acquisition, spin-off, or other similar corporate action. The Trusts’ Valuation and Investment Policy Committee (the “VIP Committee”) will review from time to time what constitutes a Material Event and shall adjust the standard as deemed necessary. The VIP Committee shall communicate its standard for what constitutes a Material Event, and any subsequent changes thereto, to the Funds’ Managers and to the Board. The Trusts, the Manager and/or the VIP Committee, as applicable, may utilize third-party service providers from time to time to assist in identifying and evaluating whether an event constitutes a Material Event, or may adopt standards found in the proxy voting policies of one or more Managers.

The Trusts recognize that the ability to timely recall shares for proxy voting purposes is not within the sole control of the Managers and requires the cooperation of the Trusts and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities.

4.  Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund’s best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager’s ability to vote the proxy. These issues may include, but are not limited to:  (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner’s ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.

5.  Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies (“Underlying Funds”) which may be advised by the Fund’s Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AZIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AZIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund’s board.

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C.  Voting Record Reporting.

1.  Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.

2.  Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust’s Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

III.             Revocation

The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.

IV.             Disclosures

A.  Each of the Trusts shall include in its registration statement:

1.  A description of this policy and of the Proxy Voting Procedures, or summaries thereof, of each Manager; and

2.  A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.  Each of the Trusts shall include in its Annual and Semi-Annual Reports to shareholders:

1.  A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust’s Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2.  A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

ALLIANZ INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

(revised December 1, 2010)

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Allianz Investment Management LLC (“AZIM”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”)(1). AZIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”)(2). These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AZIM and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff.

(1)	These Policies and Procedures are adopted by AZIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2)	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

AZIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. AZIM’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. These Policies and Procedures also apply to any voting rights and/or consent rights of AZIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures(3).

(3)
For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AZIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Set forth below are AZIM’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which AZIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AZIM’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

AZIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

AZIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AZIM will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.     convening an ad-hoc committee to assess and resolve the conflict(4);

(4)	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

2.     voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;

3.     voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.     suggesting that the client engage another party to determine how the proxies should be voted;

5.     delegating the vote to an independent third-party service provider; or

6.     voting in accordance with the factors discussed in these Policies and Procedures.

AZIM will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

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Except to the extent required by applicable law or otherwise approved by AZIM, AZIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AZIM will disclose to its clients or the entity delegating the voting authority to AZIM for such clients (for example, trustees or consultants retained by the client), how AZIM voted such client’s proxy. In addition, AZIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by AZIM. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AZIM voted that client’s proxies is available upon request.

Record Keeping

AZIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AZIM on behalf of a client; (4) a copy of any document created by AZIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from AZIM to any (written or oral) client request for such records. Additionally, AZIM or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by AZIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AZIM or its agent.

Review and Oversight

AZIM’s proxy voting procedures are described below. AZIM’s compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

1.	Receipt of Proxies by AZIM. AZIM’s operations group generally will receive notice of any proxy from registered owners of record (for example, custodian bank or other third-party service providers).

2.
Conflicts of Interest. AZIM’s operations group will engage the compliance group to review each proxy to determine whether there may be a material conflict between AZIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AZIM, or if a client or affiliate has actively solicited AZIM to support a particular position. If no conflict exists, the operations group will forward each proxy to AZIM’s Valuation and Investment Policy Committee (the “VIP Committee”). However, if a conflict does exist, AZIM’s compliance group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The VIP Committee will review the information, will vote the proxy in accordance with these Policies and Procedures, and will return the voted proxy to AZIM’s operations group.

4.
Transmittal to Third Parties. AZIM will document the VIP Committee’s decision for each proxy received in a format designated by the custodian bank or other third party service provider. AZIM will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, AZIM’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date, and any action taken.

5.
Information Barriers. Certain entities controlling, controlled by, or under common control with AZIM (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AZIM personnel and AZIM’s agents are prohibited from disclosing information regarding AZIM’s voting intentions to any Affiliate. Any AZIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AZIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.

Certain personnel performing duties for AZIM also are employed by and perform duties for Allianz Life Insurance Company of North America (“AZL”), which owns AZIM. In certain circumstances, AZIM personnel involved in the process of voting proxies on behalf of AZIM’s client may also be involved in the process of voting the same proxies

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

on behalf of AZL or other Affiliates. Any such circumstances should be reported to AZIM’s compliance group, which will be responsible to ensure that the interests of AZIM’s clients are protected and that any conflicts of interest are identified and resolved.

Categories of Proxy Voting Issues

In general, AZIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AZIM considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. AZIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AZIM believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of AZIM’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AZIM, and a non-exhaustive list of factors that AZIM may consider in determining how to vote the client’s proxies.

Board of Directors

1.
Independence. AZIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.
Director Tenure and Retirement. AZIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.
Nominations in Elections. AZIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.
Separation of Chairman and CEO Positions. AZIM may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.
D&O Indemnification and Liability Protection. AZIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.
Stock Ownership. AZIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.
Contested Director Nominations. AZIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.
Reimbursement for Proxy Solicitation Expenses. AZIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. AZIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

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4.
Ability to Remove Directors by Shareholders. AZIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.
Cumulative Voting. AZIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.
Supermajority Shareholder Requirements. AZIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.
Classified Boards. AZIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.
Poison Pills. AZIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.
Fair Price Provisions. AZIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.
Stock Authorizations. AZIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.
Issuance of Preferred Stock. AZIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.
Stock Splits. AZIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.
Reverse Stock Splits. AZIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.
Stock Option Plans. AZIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

2.
Director Compensation. AZIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.
Golden and Tin Parachutes. AZIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. AZIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.
Mergers and Acquisitions. AZIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AZIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.
Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AZIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, AZIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AZIM may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AZIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by AZIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AZIM and the investment company), AZIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.
Election of Directors or Trustees. AZIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.
Converting Closed-End Fund to Open-End Fund. AZIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.
Proxy Contests. AZIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.
Investment Advisory Agreements. AZIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

5.
Policies Established in Accordance with the 1940 Act. AZIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.
Changing a Fundamental Restriction to a Non-Fundamental Restriction. AZIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.
Rule 12b-1 Plans. AZIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.
Names Rule Proposals. AZIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.
Disposition of Assets/Termination/Liquidation. AZIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.
Changes to Charter Documents. AZIM may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.
Changing the Domicile of a Fund. AZIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.
Change in Fund’s Subclassification. AZIM may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.
Waivers and Consents. AZIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.
Voting on Chapter 11 Plans of Liquidation or Reorganization. AZIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.
Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” AZIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AZIM’s responsibility to consider actions before supporting them.

2.
Equal Access. AZIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

3.
Charitable Contributions. AZIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.
Special Interest Issues. AZIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

ALLIANZ GLOBAL INVESTORS CAPITAL

Proxy Voting Policies and Procedures

1.1             Proxy Voting

General Policy

Rule 206(4)-6 under the Advisers Act of 1940 requires AGI Capital to adopt and implement policies and procedures that are reasonably designed to ensure that it votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled.  When voting proxies, AGI Capital makes voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AGI Capital is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority and related duties to recall securities on loan to the client or to a third party, or when circumstances beyond its control prevent it from voting proxies.

I.         Proxy Voting Guidelines

A.  Proxy Guidelines.    The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions.  The Proxy Guidelines address routine as well as significant matters commonly encountered.  However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B.  Client Instructions to Vote in a Particular Manner.  Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.   AGI Capital shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C.  Cost-Benefit Analysis Involving Voting Proxies.   AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Given the outcome of the cost-benefit analysis, the AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies.  For example, AGI Capital may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair AGI Capital’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

D.  Share Blocking.  AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E.  Securities on Loan.  Registered investment companies (“client”) that are advised or sub-advised by AGI Capital as well as certain other advisory clients(1) may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote.  If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  If the client who participates in a securities lending program requests in writing to be notified of material proxy measures, AGI Capital will use reasonable efforts to provide notice and/or recommend recall when AGI Capital deems a material proxy measure validates such action.

(1)	Section E to the Proxy Policy and Procedures specific only to registered investment companies.

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A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security.  The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary.  AGI Capital may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of AGI Capital and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations.  Accordingly, clients are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F.  Case-by-Case Proxy Determinations.  With respect to a proxy ballot that requires a case-by-case voting determination where AGI Capital has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, AGI Capital has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

II.         Outsourcing the Proxy Voting Process

AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in research and the administrative process.  The services provided to AGI Capital offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.             Proxy Committee

AGI Capital has also established a Proxy Committee that oversees the proxy voting process and implements the voting process in accordance with these Proxy Voting Policy and Procedures.  The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest.  AGI Capital may have conflicts of interest that could potentially affect how it votes its clients’ proxies.  For example, AGI Capital may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee developed a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.
Establish AGI Capital’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.     Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.
Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.
Monitor proxy voting (or the failure to vote) based on AGI Capital’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on AGI Capital’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.         Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and AGI Capital, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise.  In all other

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cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote.  If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.             Investment Management Personnel Responsibilities

AGI Capital has assigned responsibility to its CIO for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with AGI Capital’s position on various corporate governance issues and corporate actions and to make any amendments as necessary.  AGI Capital will communicate promptly all amendments to the Proxy Guidelines to the Proxy Provider by.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a CIO or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to AGI Capital as case-by-case;

2.	Bundled proxy proposals which require a single vote and are referred back to AGI Capital as case-by-case; and

3.	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to AGI Capital as case-by-case.

VI.             Disclosure of Proxy Voting Policies and Procedures

AGI Capital provides clients with a copy of the Proxy Voting Policy and Procedures upon request.  In addition, it discloses a summary of this policy  in Part II of AGI Capital’s Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also offers to existing clients on an annual basis.

VII.         Providing Clients Access to Voting Records

Generally, clients of AGI Capital have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts.  Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by AGI Capital’s applicable client service representative.  Shareholders and unit-holders of commingled funds advised or sub-advised by AGI Capital shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII.         Maintenance of Proxy Voting Records

Rule 204-2 under the Advisers Act of 1940 requires AGI Capital to maintain specified records with respect to those clients.  AGI Capital must maintain the following records relating to proxy voting:

1.     Copies of AGI Capital’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom AGI Capital exercises voting authority;

3.	A record of each vote cast on behalf of a client as well as certain records pertaining to AGI Capital’s decision on the vote;

4.	A copy of any document created by AGI Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.
A copy of each written client request for information on how AGI Capital voted proxies on behalf of the client, and a copy of any written response by AGI Capital to any client request for information (either written or oral) on how AGI Capital voted proxies on behalf of the requesting client.

AGI Capital keeps records for a period of at least six years following the date that the vote was cast.  AGI Capital may maintain the records electronically.  AGI Capital may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on AGI Capital’s behalf.  As such, the Proxy Provider must provide a copy of the records promptly upon request.

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BLACKROCK

Proxy Voting Policies and Procedures

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion(1) in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.

(1)	Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee their performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate

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governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

●	Boards and directors

●	Accounting and audit-related issues

●	Capital structure, mergers, asset sales and other special transactions

●	Remuneration and benefits

●	Social, ethical and environmental issues

●	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

●	establishing an appropriate corporate governance structure;

●	overseeing and supporting management in setting strategy;

●	ensuring the integrity of financial statements;

●	making decisions regarding mergers, acquisitions and disposals;

●	establishing appropriate executive compensation structures; and

●	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

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●	current employment at the company or a subsidiary;

●	former employment within the past several years as an executive of the company;

●	providing substantial professional services to the company and/or members of the company’s management;

●	having had a substantial business relationship in the past three years;

●	having, or representing a shareholder with, a substantial shareholding in the company;

●	being an immediate family member of any of the aforementioned; and

●	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any

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so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.   We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as

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fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee.  The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock's Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account

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require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock's proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock's affiliates, a Fund or a Fund's affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i)
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

ii)
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

iii)
BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

iv)
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

v)
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

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Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY

Type of Policy:	Columbia Management / Adviser
Last Review Date:	November / 2010
Applicable Regulatory Authority:
Rules 204-2, 204-3 and 206(4)-6 under the Investment Advisers Act of 1940 and instructions to Form ADV
Rule 30b1-4 under Investment Company Act of 1940 and Forms prescribed, including Form N-1A, Form N-CSR and Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Related Policies:	Records and Information Management Policy Annual Client Mailing Policy Regulatory Filings and Disclosure Policy
Applicability:	Affiliated Funds (CM) Institutional Accounts Trust Accounts Corporate Accounts Columbia Management Investment Advisers (as sub-adviser to 3rd party funds)
Policy(ies) Formerly Known As:	CM: Proxy Voting Policy RVS: Proxy Voting Procedures

Explanation/Summary of Regulatory Requirements

Registered investment advisers are subject to rules that require an investment adviser that exercises proxy voting authority with respect to client securities to:

•	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best economic interest of its clients;

•	describe its proxy voting procedures to its clients and provide copies on request;

•	disclose to clients how they may obtain information on how the adviser has voted their proxies;

•	address how the adviser resolves material conflicts of interest between its interests and those of its clients;

•	comply with certain recordkeeping requirements with respect to proxy voting; and

•	vote proxies for Employee Retirement Income Security Act ("ERISA") accounts for which it is an investment adviser, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Investment Advisers, LLC (“CMIA”) has adopted and implemented the Proxy Voting Policy (the “Policy”), which it believes is reasonably designed to:

•	ensure that proxies are voted in the best economic interest of clients;

•	address material conflicts of interest that may arise; and

•	comply with disclosure and other requirements in connection with its proxy voting responsibilities.

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Policy

As a fiduciary, CMIA owes its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf. This Policy memorializes how CMIA meets these requirements in voting its clients’ proxies.

Vested Discretionary Voting Authority. Proxies regarding client securities for which CMIA has authority to vote will, unless CMIA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMIA to be in the best economic interests of its clients without regard to any resulting benefit or detriment to CMIA, its employees or its affiliates. In addition, with respect to ERISA accounts, CMIA has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.  The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as CMIA determines in its sole and absolute discretion.  In the event a client believes that its interests require a different vote, CMIA will vote as the client clearly instructs, provided CMIA receives such instructions in time to act accordingly.  CMIA endeavors to vote all proxies of which it becomes aware prior to the vote deadline; however, in certain limited circumstances, CMIA may determine to refrain from voting (see Foreign Securities and Securities on Loan below).

No Discretionary Voting Authority. In certain limited circumstances when CMIA is not vested with discretionary authority to vote a client’s proxies (i.e., when the client retains voting discretion), CMIA will administer proxy voting on behalf of the client in accordance with the client’s voting guidelines, or the client will vote its own proxies, or the client’s agent will vote its proxies on behalf of the client.

Proxy Voting Guidelines.  CMIA has adopted proxy voting guidelines covering certain types of proposals.  The guidelines indicate whether to vote for, against or abstain from a particular proposal, or whether the matter should be considered on a case-by-case basis. CMIA may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including from one and/or more third party research providers in situations when the guidelines do not contemplate a particular proposal; however, CMIA reserves the right to consider each proxy vote, whether covered by the guidelines or a third-party recommendation, based on the facts and circumstances of the proposal presented, and submit a vote that it believes is in the best economic interests of clients. CMIA may from time to time vote a proposal in a manner contrary to one or more other affiliates. CMIA regularly reviews and may amend the guidelines based on, among other things, industry trends and proposal frequency.

Portfolio Managers and Analysts (collectively, “Investment Professionals”).  In circumstances where proposals are not covered by the guidelines or a voting determination must be made on a case-by-case basis (“Proxy Referrals”) an Investment Professional will make the voting determination.  In either circumstance, the Investment Professional must vote in the clients’ best economic interest and must comply with the conflict of interest practices (described below).

Conflicts of Interest. For purpose of this Policy, a conflict of interest is a relationship or activity engaged in by CMIA or a CMIA employee that creates an incentive (or appearance thereof) to favor the interests of CMIA, or the employee, rather than the clients’ interests.  For example, CMIA may have a conflict of interest if either CMIA has a significant business relationship with a company that is soliciting a proxy, or if a CMIA employee who is involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company.  A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMIA’s decision on the particular vote at issue.  CMIA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, and by observing procedures that are intended to prevent when practicable and manage material conflicts of interest. In all cases in which there is deemed to be a material conflict of interest, CMIA will seek to resolve the conflict in the clients’ best interests.  CMIA considers: (1) proxies solicited by open-end and closed-end investment companies for which CMIA serves as an investment adviser or principal underwriter; and (2) proxies solicited by Ameriprise Financial, Inc. to present a material conflict of interest for CMIA.  Consequently, these proxies will be voted following one of the conflict of interest management practices discussed below.

In the case of Proxy Referrals, or when a CMIA Investment Professional believes that voting contrary to the guidelines may be in the best economic interest of CMIA’s clients, CMIA may use its discretion to vote the proxy, provided that: (1) the proxy does not involve companies with which CMIA has a significant business relationship; and (2) the relevant CMIA investment personnel (i.e. Investment Professionals or Members of the CMIA Proxy Voting Sub-Committee) who have disclosed any personal conflict of interest circumstances to CMIA’s Conflicts Officer do not vote on the matter.  If an Investment Professional or Member of the Proxy Voting Sub-Committee has a personal conflict of interest, he will be recused from participating in the proxy vote at issue.

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If the Conflicts Officer, Proxy Voting Sub-Committee, or the Chairperson of the Proxy Voting Sub-Committee determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMIA will invoke one or more of the following conflict management practices:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMIA’s proxy voting agent);

•	Causing the proxies to be delegated to an independent third party, which may include CMIA’s proxy voting agent; or

•	In unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to CMIA’s clients so that they may vote the proxies directly.

Proxy Voting Agent. In providing proxy voting administration services to clients, CMIA relies on the services of a designated third-party service provider.

Disclosures. CMIA's Proxy Voting Policy and procedures are summarized in its Form ADV, which is filed with the Securities and Exchange Commission (“SEC”) and furnished to clients.  In addition, CMIA will provide clients with a copy of its policies upon request.  Advisory clients may obtain information on how their proxies were voted by CMIA.  However, CMIA will not selectively disclose its investment company clients' proxy voting records to third parties. CMIA will provide proxy voting records of its registered investment company clients to such clients as their agents for disclosure on Form N-PX.

Foreign Securities.  While CMIA will make reasonable efforts to vote foreign securities on behalf of clients, voting proxies of companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices.  Certain non-U.S. countries require securities to be blocked prior to a vote.  CMIA typically will not vote securities in shareblocking countries as the need for liquidity outweighs the benefit of voting.  There may also be additional costs associated with voting in non-U.S. countries such that CMIA may determine that the cost of voting outweighs the potential benefit.

Securities on Loan.  Some of CMIA’s clients may participate in securities lending programs.  In these situations, in which CMIA is responsible for voting a client’s proxies, CMIA will work with the client to determine whether there will be situations in which securities loaned out under these lending arrangements will be recalled for the purpose of exercising voting rights.  In certain circumstances securities on loan may not be recalled due to clients’ preferences or due to circumstances beyond the control of CMIA.

Primary Persons/Business Units Affected by Policy

All employees are responsible for knowing and adhering to the firm’s policies and procedures.  However, this Policy applies primarily to:

•	Proxy Voting Sub-Committee;

•	Proxy Administration (the "Proxy Team");

•	the Investment groups (particularly, Portfolio Managers and Chief Investment Officer’s Office);

•	Research Analysts;

•	Client Administration;

•	Asset Management Compliance (“AMC”); and

•	Legal.

AMC and business groups to which this Policy directly applies must adopt written procedures to implement this Policy.

Supervision

Managers and supervisory personnel are responsible for ensuring that their employees understand and follow this Policy and any applicable procedures adopted by their group to implement the Policy.  The Proxy Team has ultimate responsibility for the implementation of this Policy and the Proxy Voting Sub-Committee has oversight responsibility.

Escalation

With the exception of conflicts of interest-related matters, any issue arising under this Policy, including exception requests, should be escalated to the Proxy Voting Sub-Committee accompanied by written documentation.  Issues

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involving potential or actual conflicts of interest should be promptly communicated in writing to the CMIA Conflicts Officer.  Any exceptions will be further escalated to the Chief Compliance Officer or senior management, as appropriate.

Monitoring/Oversight

AMC and Internal Audit perform periodic compliance reviews and audits of CMIA's compliance with this Policy.

Disclosure

CMIA must provide information regarding its proxy voting policies and procedures, including information about any conflicts of interests and the policies to address such conflicts, and disclose how clients can obtain information about how their securities were voted.  CMIA’s practices related to this Policy are disclosed in the following:

☐     Not Applicable

☒         Form ADV

☐         Mutual Fund Prospectus

☒         Mutual Fund Statements of Additional Information (at the discretion of the fund)

☐         Private Placement Memorandum

☒     Funds’ Web sites

☒         Advisory Contract

☐         Other (Identify) _____________________________________________________

Recordkeeping

The Proxy Team is primarily responsible for maintaining records created with respect to this Policy and the procedures adopted to implement it.  Such records will include, but are not limited to, corporate issuer proxy statements and ballots (unless otherwise available on the SEC’s EDGAR website), reports from third-party research providers, internal memos between and among CMIA personnel, communications between CMIA and corporate issuers or clients pertaining to proxy voting matters, proxy voting policies, procedures and guidelines, proxy voting records for each meeting voted on behalf of clients, the number of shares voted by account and how each proxy was voted.

The Proxy Team may, in its discretion, delegate maintenance and retention of some or all of these proxy voting records to its designated third-party proxy voting agent.  All proxy voting records will be maintained on site for a minimum of two years for each 12-month period ending June 30, and for a minimum of six years off site, in accordance with applicable law.

This document is current as of the last review date but subject to change thereafter.  Please consult the online version to verify that this policy has not been updated or otherwise changed.

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DAVIS SELECTED ADVISERS

Proxy Voting Policies and Procedures

Amended as of August 20, 2008

I.	Introduction

II.	Guiding Principles

III.	Fiduciary Duties of Care and Loyalty

IV.	Detailed Proxy Voting Policies

V.	Ensuring Proxies are Voted

VI.	Identifying and Resolving Potential Conflicts of Interest

VII.	Proxy Oversight Group

VIII.	Shareholder Activism

IX.	Obtaining Copies of Davis Advisors’ Proxy Voting Policies and Procedures and/or How Proxies Were Voted

X.	Summary of Proxy Voting Policies and Procedures

XI.	Records

XII.	Amendments

Exhibit A, “Detailed Proxy Voting Policies”

I. Introduction

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II. Guiding Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could

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enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business.  Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance – Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, “Detailed Proxy Voting Policies” provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

III. Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of “care” and “loyalty”:

(1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to Davis Advisors’ own interests.

IV. Detailed Proxy Voting Policies

Section II, “Guiding Principles” describe Davis Advisors’ pre-determined proxy voting policies. Exhibit A, Detailed Proxy Voting Policies provides greater insight into specific factors which Davis Advisors may sometimes consider.

V. Ensuring Proxies are Voted

If Davis Advisors has been assigned the right to vote the proxies on behalf of a client, then the Chief Compliance Officer shall conduct periodic tests to ensure that Davis Advisors is monitoring corporate actions and voting proxies on behalf of such clients.

Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Policies and Procedures shall not apply to that client’s account. The scope of Davis Advisors’ responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors’ contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when Davis Advisors determines that the cost of voting the proxy

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exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.

Practical Limitations Relating To Proxy Voting While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

Errors by Proxy Administrators.  Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis' Advisors’ control to prevent or correct.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.

VI. Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest
A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients, Davis Advisors will consider:

(1)
Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

(2)
Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Identifying Potential Conflicts of Interest
The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Assessing Materiality.

Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. A conflict will be deemed material If (i) Davis Advisors’ clients control more than  2 ½% of the voting company’s eligible vote; and (ii) more than 2 ½% of Davis Advisors’ assets under management are controlled by the voting company. If either part of this two part test is not met, then the conflict will be presumed  to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;

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(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII. Proxy Oversight Group

Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1)	Establishes, amends, and interprets proxy voting policies and procedures; and

(2)	Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group. Davis Advisors’:

(1)	A Proxy Analyst as designated by the Chief Investment Officer from time to time;

(2)	Davis Advisors’ Chief Compliance Officer; and

(3)	Davis Advisors’ Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII. Shareholder Activism

Davis Advisors’ fiduciary duties to its clients do not necessarily require Davis Advisors to become a “shareholder activist.” As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors’ clients.

IX. Obtaining Copies of Davis Advisors’ Proxy Voting Policies and Procedures and/or How Proxies Were Voted

Davis Advisors’ clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures and/or a record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85706

Information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website (http://www.davisfunds.com, http://www.selectedfunds.com, and http://www.clipperfund.com) and also on the SEC’s website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

X. Summary of Proxy Voting Policies and Procedures

Davis Advisors shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures. This summary shall be included in Davis Advisors’ Form ADV Part II, which is delivered to all new clients.

XI. Records

Davis Advisors’ Chief Compliance Officer shall retain for the legally required periods the following records:

(a)	Copies of Davis Advisors’ Proxy Voting Policies and Procedures and each amendment thereof;

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(b)	Proxy statements received regarding client securities;

(c)	Records of votes Davis Advisors cast on behalf of clients;

(d)	Records of written client requests for proxy voting information and Davis Advisors’ response; and

(e)	Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII. Amendments

Davis Advisors’ Proxy Oversight Group may amend these Proxy Voting Policies and Procedures from time to time. Clients shall be notified of material changes.

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Exhibit A
Davis Selected Advisers, L.P.
Detailed Proxy Voting Policies

As Amended: June 2, 2006

The Guiding Principles control Davis Advisors’ Proxy Voting.  Davis Advisors attempts to votes proxies in conformance with the Guiding Principles articulated in Section II of the Proxy Voting Policies and Procedures.

Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

I.	The Board of Directors

II.	Executive Compensation

III.	Tender Offer Defenses

IV.	Proxy Contests

V.	Proxy Contest Defenses

VI.	Auditors

VII.Miscellaneous Governance Provisions

VIII.State of Incorporation

IX.	Mergers and Corporate Restructuring

X.	Social and Environmental Issues

XI.	Capital Structure

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

(1)
We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. In assessing a director’s performance in selecting and evaluating management, the primary consideration is the company’s long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles may include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

(2)
In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

(3)
Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.

(4)	In voting on director nominees, we may also consider the following factors in order of importance:

(i)	long-term corporate performance;

(ii)	nominee's business background and experience;

(iii)	nominee’s investment in the company:

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(iv)	nominee’s ethical track record:

(v)	whether a poor record of long term performance resulted from poor management or from factors outside of managements control:

(vi)	corporate governance provisions and takeover activity (discussed in Sections III and IV):

(vii)	interlocking directorships: and

(viii)	other relevant information

B. Majority Voting.

We will generally vote for proposals that require a majority vote standard whereby directors must submit their resignation for consideration by the board of directors when they receive less than a majority of the vote cast.

We will review on a case-by-case basis proposals that require directors to receive greater than a majority of the vote cast in order to remain on the board.

C. Cumulative Voting.

We may either support or vote against cumulative voting depending on the specific facts and circumstances.

B. Classification/Declassification of the Board

We generally vote against proposals to classify the board.

We generally vote for proposals to repeal classified boards and to elect all directors annually.

II. Executive Compensation

A. Stock Options, Bonus Plans.

In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

1.	Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?

•	Performance below that of the S&P 500.

•	Performance below a pre-selected group of competitors.

•	Performance below the company’s cost of equity capital.

2.
Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate – or actually do not go up at all but are simply volatile – over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies.  We will generally vote in favor of shareholder proposals advocating the addition of appropriate and reasonable performance criteria to long-term compensation plans.

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B. Positive Compensation Practices.

Examples of the positive compensation practices we look for in both selecting companies and deciding how to cast our proxy votes include:

(1)	A high proportion of compensation derived from variable, performance-based incentives;

(2)	Incentive formulas that cut both ways , allowing for outsized pay for outsized performance but ensuring undersized pay when performance is poor;

(3)	Base salaries that are not excessive;

(4)	Company-wide stock-based compensation grants that are capped at reasonable levels to limit dilution;

(5)
Stock-based compensation that appropriately aligns management incentives with shareholders, with a strong preference for equity plans that have a cost-of-capital charge or escalating strike price feature as opposed to ordinary restricted stock or plain vanilla options;

(6)	Appropriate performance targets and metrics, spelled out in detail in advance of the performance period;

(7)
Full and clear disclosure of all forms of management compensation and stock ownership (including full listing of the dollar value of perquisites, value of CEO change of control and termination provisions, pensions, and detail on management’s direct ownership of stock vs. option holdings, ideally presented in a format that is easy to compare and tally rather than tucked away in footnotes);

(8)	Compensation committee members with the experience and wherewithal to make the tough decisions that frequently need to be made in determining CEO compensation;

(9)	Policies that require executives to continue holding a meaningful portion of their equity compensation after vesting/exercise;

(10) Appropriate cost allocation of charges for stock-based compensation;

(11) Thoughtful evaluation of the present value tradeoff between options, restricted stock and   other types of compensation; and

(12) Compensation targets that do not seek to provide compensation above the median of the peer group for mediocre performance. We believe this has contributed to the unacceptably high rates of CEO pay inflation.

III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

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E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•   long-term financial performance of the target company relative to its industry

•   management's track record

•   background to the proxy contest

•   qualifications of director nominees (both slates)

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•   stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

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See discussion under “The Board of Directors”.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit the ability of significant shareholders to call special meetings.

We will generally vote for proposals that remove restrictions on the right of significant shareholders to call special meetings.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

•	Fees for non-audit services are excessive, or

•
There is reason to believe that the independent auditor has rendered an opinion that materially misstates the company’s financial position and either knew or should have known of the accounting improprieties that led to the restatement.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits).

VII. Miscellaneous Governance Provisions

A.	Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B.	Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

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We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

L. OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

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We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

M. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

N. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

O. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

P. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

Q. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

R. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

S. Advisory Vote on Compensation

We will review on a case-by-case basis proposals to grant an annual advisory vote on executive compensation to shareholders (so-called “say on pay” votes).

VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

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•	how the deal was negotiated

•	changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

X. Social and Environmental Issues

Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue, giving weight to a company’s history of past equity grants, long term performance, peer company practices, and evolving compensation practices (e.g. cash vs. equity weightings).

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

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We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

J. Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

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M. Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

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DREYFUS CORPORATION – MELLON FINANCIAL CORPORATION

Summary of the Proxy Voting Policy, Procedures and Guidelines

The boards have delegated to The Dreyfus Corporation the authority to vote proxies of companies held in a fund's portfolio.  The Dreyfus Corporation, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC") applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

The Dreyfus Corporation recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  The Dreyfus Corporation further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, The Dreyfus Corporation seeks to act solely in the best financial and economic interests of the funds.

The Dreyfus Corporation seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, The Dreyfus Corporation engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

The Dreyfus Corporation believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  The Dreyfus Corporation carefully reviews proposals that would limit shareholder control or could affect shareholder values.

The Dreyfus Corporation generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  The Dreyfus Corporation generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, The Dreyfus Corporation attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  The Dreyfus Corporation pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, The Dreyfus Corporation votes such issues in accordance with those investment policies.

Information regarding how The Dreyfus Corporation voted proxies for the funds during the most recent 12-month period ended June 30th is available on The Dreyfus Corporation's website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

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EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

PROXY VOTING POLICIES AND PROCEDURES

I.         Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.         Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.             Roles and Responsibilities

A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the

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Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.             Proxy Voting Guidelines (“Guidelines”)

A.     General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.     Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.     Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

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D.     Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.     Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.     Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.	WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.	NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3.	OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.         Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

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All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.             Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.     Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.     Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•
Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•
If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•
If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

The client, in the case of an individual or corporate client;

In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

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The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised August 10, 2009

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FRANKLIN TEMPLETON

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisors, LLC

Templeton Global Advisors Limited

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC, Franklin Advisory Services, LLC, Franklin Advisers, Inc. and Templeton Global Advisors Limited (hereinafter known collectively as a "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility, or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services, Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’ Proxy Voting Service and Vote Disclosure Service.  These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to their international research. Although ISS' and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client(1) of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank)(2);

4.	The issuer is a significant executing broker dealer(3);

5.	An Access Person(4) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

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6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(5) of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

(1)
For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates.  Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

(2)
The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest.  In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

(3)	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

(4)	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

(5)
The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.  If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions.  The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees,  a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan.  The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date.  The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

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To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances:  (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to either an SEC exemptive order (“cash sweep arrangement”) or Rule 12d1-1 under the 1940 Act; or (3) when required pursuant to an account’s governing documents or applicable law.  Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services.  Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.  In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

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The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.  The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:  A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests.  Investment Manager believes that executive compensation should be directly linked to the performance of the company.  Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where

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the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent.  However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets.  Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets.  As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers.  As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed.  Split voting occurs when a position held within an account is voted in accordance with two differing instructions.  Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy

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materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager.  The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.
In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.
The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS  by the cut-off date.  However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting,  the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.
The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager and obtain instructions regarding whether Investment Manager desires Global Trade Services to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. Global Trade Services will advise the Proxy Group of all recalled securities.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs.   The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster.  Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

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12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

15.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjuction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires.

16.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed.  Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

17.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above.  For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year.  For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year.  The Proxy Group will periodically review web site posting and update the posting when necessary.  In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of March 4, 2011

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GATEWAY INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY

1.1         Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (“Gateway”) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway.  Questions regarding this policy should be directed to Gateway’s CCO.

1.2         Introduction

Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as (“Clients”).  Gateway, in turn, has formally adopted the Institutional Shareholder Services Governance Services (“ISS”) U.S. and Global Proxy Voting Guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.

1.3         Role of Proxy Voting Agent

Gateway has engaged ISS, a subsidiary of RiskMetrics Group and an independent proxy voting service, to assist in the voting of proxies.  ISS is responsible for coordinating with each Client’s custodian, to ensure that all proxy ballots relating to a Client’s portfolio securities are processed in a timely manner.  ISS, with its vast research capabilities, has developed its U.S. and Global Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors.  These guidelines outline the rationale for determining how particular issues should be voted.  Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

1.
Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client based on its own determination that the Client would best be served with a vote contrary to the ISS recommendation based on the Adviser’s analysis of ISS’s vote recommendation.  Such decision(s) will be documented by Gateway and communicated to ISS.  Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed by Gateway;

2.
ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted.  In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS.  Gateway will generally seek to vote in accordance with ISS’s guidelines; or

3.
If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.

1.4         Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote.  A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question shall be voted and such determinations shall be recorded with ISS.

1.5         Record Retention Requirements

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

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1.    This Gateway proxy voting policy;
2.    Records of Clients’ written requests for this policy and/or their voting record;
3.    Gateway’s written response to such written or oral requests; and
4.
A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway’s portfolio management team votes contrary to ISS’s recommendation.

ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

1.    A copy of a proxy statement*;
2.    A record of each vote cast by Gateway on behalf of a Client; and
3.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

*Gateway may also rely on obtaining a copy from the EDGAR system

1.6         How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’s Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.

Effective Date:  February 15, 2008, revised December 11, 2008

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INVESCO ADVISERS

PROXY POLICIES AND PROCEDURES

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. ("Invesco").

A.  POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco's typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco's Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.         Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders.  Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•
Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance

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or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•
Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•
Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•
Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•
Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•
Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•
Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•
Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.         Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•
Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•
Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully

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selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•
Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•
Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.             Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.             Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.         Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.             Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.             Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.             Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

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Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the

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persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco's Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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J.P. MORGAN INVESTMENT MANAGEMENT

Global Proxy Voting

Procedures and Guidelines for North America

Global Proxy Voting

Procedures and Guidelines

for North America

2009 Edition

April 1, 2009

Part I: JPMorgan Asset Management Global

Proxy Voting Procedures

A.	OBJECTIVE

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues(the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	PROXY COMMITTEE

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	THE PROXY VOTING PROCESS

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2

1
Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavorial Value Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

2
The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, theProxy Administrator’s duties include the following: reviewing recommendations of investmentprofessionals with respect to Overrides; referring investment considerations regarding such Overridesto the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a materialconflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	MATERIAL CONFLICTS OF INTEREST

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. Inorder to maintain the integrity and independence of JPMAM’s investment processes and decisions,including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could leadto a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investmentprofessionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:

(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal

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relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	ESCALATION OF MATERIAL CONFLICTS OF INTEREST

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order todemonstrate that JPMAM acted in the best interests of its clients.

F.	RECORDKEEPING

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc.

JPMorgan Chase Bank , NA

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

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Part II:	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or

ii) majority of the votes cast for two consecutive years; or

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7)	WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)
WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)
WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

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2.	Proxy Contests

2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1)	Majority of board composed of independent directors,

2)	Nominating committee composed solely of independent directors,

3)	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’

notice,

6)	Absence of superior voting rights for one or more classes of stock,

7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8)	Absence of shareholder rights plan that can only be removed by the incumbent directors

(dead-hand poison pill).

4b.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

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1)	Annually elected board,

2)	Majority of board composed of independent directors,

3)	Nominating committee composed solely of independent directors,

4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6)	Absence of superior voting rights for one or more classes of stock,

7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4d.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

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Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.	Term of Office

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Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s  legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.	Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.         Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting.

No one site will meet the needs of all shareholders.

7g.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board.

Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

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Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

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Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.

These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution tovoting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns.

Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote–even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

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Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.	Say on Pay

Vote for “Say on Pay” a non-binding advisory vote but vote against proposals which would require further shareholder say on compensation whereby shareholder influence would impede on one of the main duties of the board of directors of the company.

9e.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.	Recoup Bonuses

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Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a. Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital

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investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

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12i. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.     VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.     ADMINISTRATIVE PROCEDURES

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1.         MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.         Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders (1). Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

(1)
For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

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The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.         Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”).  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.         Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters.  MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote.  MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices.  In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues.  Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS.  This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting

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Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts (2).  However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

(2)
From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.         Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.         Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.         Engagement

         The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.         RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.         REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year

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and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

October 1, 2010

I.     POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.     GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

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We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.             Routine Matters.                              We generally support routine management proposals.  The following are examples of routine management proposals:

•Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.         Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

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ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d. We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.  We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.  Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.  Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6. Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal.  As indicated above, outside the

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United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10. Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11. Director retirement age and term limits:  Proposals setting or recommending  director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12. Proposals to limit directors’ liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.             Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.         Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.         Changes in capital structure.

1. We generally support the following:

• Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

• Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

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• Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

• Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

• Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2. We generally oppose the following (notwithstanding management support):

• Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

• Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.         Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4. Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

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G.         Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.         Executive and Director Remuneration.

1. We generally support the following:

•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider  factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.  We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.         Social, Political and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value.  We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.         Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.             ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.         Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.             Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

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3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3. If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee .  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.             Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

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NFJ INVESTMENT GROUP LLC

PROXY VOTING SUMMARY

ALLIANZ GLOBAL INVESTORS OF AMERICA L.P.

PROXY VOTING POLICY AND PROCEDURES

NFJ INVESTMENT GROUP LLC VERSION

Version 1.3 -Effective August 1, 2003 Revised December 31, 2007

General Policy

NFJ Investment Group LLC (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself.  This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations.  When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.  These include:

Exercising responsibility for voting decisions;

Resolving conflicts of interest;

Making appropriate disclosures to clients;

Creating and maintaining appropriate records;

Providing clients access to voting records; and

Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision.  Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).  The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee.  The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter.  To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

Approve and monitor the outsourcing of voting obligations to third-parties.

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Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law.  In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.  To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances.  These include:

When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

When voting the proxy would unduly impair the investment management process;

When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

Logistical Considerations

NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy.  These issues may include, but are not limited to:  (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

Securities on Loan

Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote.  NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client.  NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program.  If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action.  The Proxy Committee will review the standard for

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determination of a Material Event from time to time and will adjust the standard as it deems necessary.  NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients’ proxies.  For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal.  NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities.  NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement.  The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law, NFJ will keep the following records:

Copies of NFJ’s Proxy Voting Policy and Procedures;

Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

Records of written client requests for proxy voting information; and

Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

Records are kept for at least six years following the date that the vote was cast.  NFJ may maintain the records electronically.  Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process.  The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

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SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA, INC.

Policy Relating To Identifying And Acting Upon Conflicts Of Interest In Connection With Its

Proxy Voting Obligations

This document sets forth Schroder Investment Management North America Inc.’s (“Schroders”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroders US Mutual Funds (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements and

•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A) PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders’ Global Corporate Governance Team (the “Team”) is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders’s positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

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CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’s clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

•	A proponent of a proxy proposal has a client relationship with Schroders;

•	A proponent of a proxy proposal has a business relationship with Schroders;

•	Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

•
Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•
Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows: A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy; B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable; C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the

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Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4: For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;

•	Exchange ticker symbol;

•	CUSIP number, if available;

•	Shareholder meeting date;

•	Brief summary of the matter voted upon;

•	Source of the proposal, i.e., issuer or shareholder;

•	Whether the fund voted on the matter;

•	How the fund voted; and

•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

Schroder Investment Management

Global Corporate Governance

Policy Synopsis

We believe that companies, which are well governed and operate in a responsible and sustainable way, should have the culture and transparent mechanisms in place to support their long-term health and shareholder value. Good corporate governance establishes a framework that facilitates both this and the agency relationship that exists between shareholders and a company’s management.

Schroders’ approach

As an active manager, we adopt an integrated approach to investment, which combines the skills of fund managers, analysts and dedicated corporate governance specialists in a focussed, individual approach to companies. Decisions to invest in or sell a share are made on the basis of shareholder value and risk and, in making such decisions, corporate governance is one of the range of issues that is taken into account.

Our assessment of the companies in which we invest is based on a reasoned and pragmatic approach. This recognises that companies, whether in different markets or in terms of size or industry, do not all conform to a single structure and, as a result, their approach to issues and the proposals or resolutions that they bring forward, may not always be ‘standard’.

While it is not our role or intention to get involved in the micro-management of companies, it is our role to monitor the stewardship of the underlying assets and operations that make up our investments. A considered policy on corporate governance and proxy voting is, therefore, an integral part of our approach to protecting our clients’ long-term interests and the value of the investments made on their behalf.

Proxy Voting

Voting rights represent one of the most tangible forms of engagement with companies. At their most significant, these can affect the structure, development and future of a company. More commonly, they highlight perceived issues and shareholder concerns to management. In addition, they also routinely provide shareholder endorsement for management.

We recognize our responsibility to make considered use of voting rights that are an integral part of the assets that we manage. We therefore evaluate voting issues on investments and, where we have the authority to do so, vote on them in line with our fiduciary responsibilities, in what we deem to be the long-term financial interests of our clients.

We normally support the management of companies in which we invest in routine, non-controversial matters e.g. the election of directors or the approval of distributions and dividends. We will, however, withhold support or oppose management if we believe that it is in the best long-term interests of our clients to do so. Where we believe that significant issues exist or issues remain unresolved after discussions with management we may also, if appropriate, take action in addition to voting; for example, through attendance and participation at shareholder meetings.

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Operational arrangements

At an operational level corporate governance and proxy voting is overseen by a Committee of fund managers working with corporate governance specialists, investment analysts, and others. Their role is threefold (i) to monitor and advise on specific corporate governance issues (ii) to ensure compliance with our corporate governance and proxy voting policies and (iii) to review those policies.

The Corporate Governance Team report to the Committee, and have responsibility for assessing Annual and Extraordinary General Meeting resolutions of the companies in which we invest. Other relevant members of our research and fund management teams are engaged in the process when addressing controversial issues or issues which could potentially damage shareholder value. With corporate governance integrated into the overall investment process, rather than being dealt with as a separate function, the focus is on ensuring that voting rights are used to enhance and protect the long-term interests and value of our investments.

By way of example, in assessing voting issues the following are indicative of the types of proposal that would give rise to concern and, consequently, would generally be opposed:

•	Any proposal materially reducing shareholders’ rights or damaging to shareholders’ interests.

•	Proposals to allow unlimited capital authorizations or blank cheque preferred stock.

•	The disapplication of pre-emption rights in breach of recognized market guidelines or, in any case, an overall limit of 10%.

•	Non-preemptive issues at a discount of more than 5% to the prevailing market price.

•	Proposals to raise capital from the public markets using different classes of share that, in particular, do not feature one vote for each share.

•	The creation or continuation of poison pill arrangements, take-over defences or other equivalent arrangements.

•	The discharge or indemnification of the Board or Management where we are aware of outstanding issues.

•	The introduction of classified or staggered boards or any other move away from annual re-election of directors.

•	The appointment or re-appointment of any director where that individual’s appointment would lead to an unacceptable proportion of non-independent directors on the Board or on a board sub-committee.

•	Proposals on elements of directors' remuneration that are excessive relative to comparable companies in the industry.

•	Incentive plan proposals that are not structured in line with market best practice in relation to performance linkage, pricing or dilution.

•	The appointment or re-appointment of auditors where there are significant concerns about their suitability.

•	Any proposals to include auditors in directors and officers liability insurance or otherwise indemnify them.

SIMIL will evaluate and vote for or against any proxy requests relating to the following securities:

•	Largest 500 International holdings by value.

•	Largest 250 UK holdings by value.

•	Japanese holdings where SIM hold above 5% of market capital.

•	European Small Cap holdings where SIM own above 2% of market capital.

SIMIL will normally vote all proxies unless there is insufficient information with which to make a decision or where market conventions make it onerous or expensive to vote compared with the benefits of doing so.

Regular reports are made available to clients on the use made of voting rights.

The following is a supplemental note- outlining Global Corporate Governance Principles:

GLOBAL CORPORATE GOVERNANCE PRINCIPLES

Levels of regulation, disclosure and accountability can vary considerable between markets and, from a practical perspective, it is necessary to assess companies in context against prevailing best practice, having regard to prevailing market practice, in particular, local regulatory and legal standards and frameworks. By way of example for two leading financial markets these include:

(i)     UK – Financial Services Authority (FSA) Listing Rules, The Combined Code1 and the Pre-emption Group Guidelines.2

(ii)         US – Securities and Exchange Commission (SEC) Regulations3, the Investment Company Institute4 and the Council of Institutional Investors5 guidelines on governance.

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While recognizing such variations, it is nevertheless appropriate to articulate the core principles of good practice that all companies accessing the global capital markets should, as a minimum, aspire to and which underpin our views on a global approach to corporate governance. These are set out below and draw on the principles established by the Organization for Economic Co-operation and Development (“OECD”) 6, and the International Corporate Governance Network (“ICGN”).7

Taking a long-term view, the development, enhancement, promotion and understanding of appropriate standards and industry best practice, both across sectors and across markets, is important. Reflecting this we participate in and/or support a range of initiatives and organizations, both at a national level and internationally.8

1. CORPORATE OBJECTIVE

The overriding objective of a company should be to optimise over time the returns to its shareholders. Corporate governance practices should focus board attention on this. Where other considerations might significantly or materially affect this objective, such as issues of corporate social responsibility or legislative and regulatory requirements, they should be clearly identified and disclosed, along with appropriate details of the company’s policy and approach to them.

In seeking to achieve this objective, the company should focus on excelling in specific sector peer group comparisons and on the long-term viability of its business and manage its relationships with stakeholders effectively and sensitively. i.e. those with a legitimate interest in the operation of the business, such as employees, customers, suppliers, creditors and the communities in which the company operates.

2. COMMUNICATIONS TRANSPARENCY AND REPORTING

Companies should disclose accurate, adequate, clear and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership, obligations and rights, and sale of shares. Clarity and transparency over the company’s governance arrangements is a key element of this.

3. STRATEGIC FOCUS

Where management propose significant changes to the business or significant transactions shareholders should be given the right to approve the proposals.

•	Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval of the proposed modification.

•
Major corporate changes that in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders9 should not be made without prior shareholder approval of the proposed change.

•	In addition, with the exception of those that could reasonably be deemed insignificant, any transactions with related parties10 should not be made without prior shareholder approval.

•	Shareholders should be given sufficient information about any such proposal,11 sufficiently early, to allow them to make an informed judgement and exercise their voting rights.

4. BOARD OF DIRECTORS

The board of directors, or supervisory board, (as an entity and each of its members as individuals) is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole.

•	Boards should adopt effective corporate governance policies, structures and practices that should protect and enhance accountability to and equal treatment of shareholders.

•
Boards should neither be too small to maintain the needed expertise and independence, nor too large to be efficiently functional. Independent12 non-executives should ideally comprise a substantial majority of the board though we recognise that board structures in some markets may not enable this. Every individual member of the board should stand for re-election annually (or no less than every three years where annual re-election is not the norm or best practice).

•
Audit and remuneration sub-committees should be established and composed wholly of independent non-executives. A nomination sub-committee should be established and should ideally be composed wholly of non-executives, at least two thirds of whom should be independent.

•
Companies should disclose – at the time of the appointment to the board and thereafter in each annual report or proxy statement – sufficient biographical information13 to enable investors to make a reasonable assessment of the value

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they add to the company and their independence. Information on the appointment procedure should also be disclosed annually.

•
Boards should ensure that non-executive members have appropriate competencies and their responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

5. INTERNAL CONTROLS AND AUDIT

Directors must ensure they maintain a sound system of internal control and review its effectiveness regularly, seeking to embrace best practice14 in this area. Investor perceptions of a company are influenced by the level of risk that it faces and by the way it manages those risks.

•
The role of the Audit Committee is key both to ensuring that a sound system of internal control is maintained in a company, including ensuring that the company presents a balanced, clear and understandable assessment of its position and prospects, as well as the accounting policies and practices it adopts. (General adherence to minimum standards will rarely be sufficient).

•
The chairmen and members of board audit, remuneration and nomination committees should be appointed by the board as a whole, pursuant to a transparent procedure. Committees should select all advisers or service providers.

•
Auditor independence is an important element of a balanced corporate governance regime. Where that independence is compromised or could be perceived as being compromised due to a conflict of interest, a firm's independence as auditor may be called into question. Audit Committees should monitor and review both the arrangements for the day-to-day operation of the audit relationship and any issues that might, or might be perceived as, compromising auditor independence.

6. VOTING RIGHTS

Companies should ensure that shareholders are properly enabled to exercise their voting rights:

•	Shareholder approval should be required for any proposal that might significantly affect shareholder rights, interests or value.15

•	Voting rights should be exercisable on each separate issues individually, hence bundled resolution are not appropriate.

•	In raising capital from the public markets, companies should avoid creating different classes of share and their ordinary shares should feature one vote for each share.16

Companies should act to ensure the owners’ rights to vote and investors have a responsibility to vote. In addition it is important that legislators and regulators should facilitate voting rights and timely disclosure of voting levels. Additional guidance on this issue is available from the International Corporate Governance Network.17

7. CORPORATE REMUNERATION POLICIES

Remuneration of supervisory board members, company directors and key executives should be aligned with the interests of shareholders.

•
Executive share schemes, incentive plans and shareholding requirements are now common mechanisms in many markets that, where properly structured, help align participants’ interests with those of shareholders and incentivise them, as well as facilitating the recruitment and retention of key executives.

•
Broad-based employee share ownership plans or other profit-sharing schemes are effective market mechanisms that promote employee participation. However, such schemes should not be introduced without prior shareholder approval.

•
Companies should disclose in each annual report or proxy statement the board’s policies on remuneration, along with a break down of individual board members’ remuneration (and ideally that of top executives) so that investors can judge whether corporate pay policies and practices are aligned with shareholder interests.

•	Sufficient disclosure should also be made in each annual report or proxy statement to enable shareholders to assess their link and contribution to performance.

8. CORPORATE SOCIAL RESPONSIBILITY

Companies should adhere to all applicable laws and regulations of the jurisdictions in which they operate. Boards that are sensitive to and strive for active co-operation with stakeholders will be most likely to create wealth, employment and sustainable economies.

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Increasingly shareholders and special interest groups are lobbying companies on issues of corporate social responsibility (social, ethical and environmental issues). Given the range of standards and guidelines currently in circulation and, given the extent of overlap that exists, we do not believe it is appropriate for us to select one standard in preference to another.

Rather, it is for each company to ensure that they adopt appropriate, transparent policies on CSR issues and make suitable disclosures publicly available.

In considering appropriate standards, companies should ensure that the policies and standards they adopt are at least fully compliant with local laws and standards, as well as compatible and comparable to appropriate international standards, for example OECD Guidelines18 or International Labour Organisation (ILO) Conventions19 and other relevant industry standards.

In doing so companies should disclose their policies on issues involving stakeholders, including employment, the workplace and environmental matters.

9. SMALLER COMPANIES

Markets and economies need small and growth companies with drive and imagination and such companies need access to affordable finance and capital. Inevitably there will be such companies whose particular circumstances mean that full compliance with best practice is at best difficult or, in some cases, inappropriate (As an institutional investor with a substantial commitment to smaller companies, we are aware of the particular issues and dynamics that can exist for such companies).

•	In considering small company practice we will adopt a pragmatic and flexible approach where that is appropriate.

•	In return small companies should adopt a transparent and reasoned approach to derogations from best practice that are required.

10.         INVESTMENT COMPANY GOVERNANCE

A separate briefing note on Investment Company Governance is available on request.

11. CORPORATE GOVERNANCE IMPLEMENTATION

Where codes of best corporate governance practice exist, they should be applied openly and pragmatically. Where they do not yet exist, investors and others should endeavour to assist in their development.

•	Corporate governance issues between shareholders, the board and management should be pursued by dialogue.

•	This should be done with a view to resolving disputes, if possible, through negotiation, mediation or arbitration.

•	Where those means fail, more forceful remedies should be available and feasible. For instance, investors should have the right to sponsor resolutions or convene extraordinary meetings.

•	Where necessary government, regulatory authorities and other concerned bodies should be involved in seeking solutions to corporate governance issues.

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Footnotes:

1	http://www.fsa.gov.uk/ukla

2	http://www.ivis.computasoft.com

3	http://www.sec.gov/

4	http://www.ici.org/newsroom/industry_issues_governance.html (see also Appendix B)

5	http://www.cii.org/policy.htm

6	www.oecd.org - see section headed ‘governance’: http://www.oecd.org/daf/corporate-affairs/governance/

7	www.icgn.org

8	For example, the Institute of International Finance’s Equity Advisory Group on international investment in the emerging markets and corporate governance (www.iif.com)

9	for example a sale or transfer of 10% or more of the company or group (on a consolidated basis), measured by gross assets, net profits before tax, turnover or gross capital.

10
for example, transactions with (i) members of the board or senior executives, their families, associates or businesses in which they have an ownership stake or (ii) major shareholders and their affiliates.

11	this might include, for example, advice form the independent directors that a proposal or transactions was in the best interests of shareholders as a whole.

12	An outline of factors we consider may affect independence is available on request.

13
Including: their identities, age, core competencies, professional or other backgrounds, other current and former position held, factors affecting independence, overall qualifications of board members and nominees and, for existing board members, their attendance at board meetings over both the period and preceding one.

14
for example, the UK’s Turnbull Guidance - ‘Internal; Control – Guidance for Directors on the Combined Code’ (1999) - focuses on the adoption of a risk-based approach to establishing proper internal controls, reviewing its effectiveness and the minimum level of disclosure appropriate - www.icaew.co.uk/internalcontrol

15	For example, share buy-backs (other than by tender offer) at a premium to the prevailing market price or excessive proposals or authorities to issue shares on a non-preemptive basis.

16
This would not be taken to cover preference shares (preferred stock) that are a recognised market security, which provide for a specific dividend that is paid before any dividends are paid to holders of ordinary shares (common stock). These take precedence over ordinary shares in the event of a liquidation and, other than in exceptional circumstances, they do not usually carry voting rights.

17	‘Statement on Global Implementation of ICGN Share Voting Principles’ (July 2000) (www.icgn.org)

18	e.g. The OECD Guidelines for Multinational Enterprises (Revision 2000),

19	The United Nations’ social and labour standards agency - http://www.ilo.org

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

TURNER INVESTMENT PARTNERS, INC.

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type.  Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility.  Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management.  Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant.  Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
Recordkeeping:
Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  July 1, 2003

Last revised:                      June 15, 2009

The Allianz Variable Insurance Products Trust ♦ SAI ♦ May 1, 2011

PART C
OTHER INFORMATION
ITEM 28. EXHIBITS

Exhibit Number	Description of Exhibit

(a)	Agreement and Declaration of Trust, dated July 13, 1999, filed on July 21, 1999 as Exhibit (a) to Registration Statement No. 333-83423, is incorporated by reference.

(b)	By-laws, dated July 13, 1999, filed on July 21, 1999 as Exhibit (b) to Registration Statement No. 333-83423, is incorporated by reference.

(c)	Not Applicable

(d)(1)
Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 7, is incorporated by reference.

(d)(1)(i)*
Revised Schedule A, dated November 3, 2010, to the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed herewith.

(d)(1)(ii)*	Attachment 1 dated November 3, 2010, to Schedule A of the Investment Management Agreement dated April 27, 2001, filed herewith.

(d)(2)
Subadvisory Agreement, dated November 28, 2007, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on April 29, 2008, as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(d)(3)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on June 30, 2009 as exhibit (6)(d) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(3)(i)*	Schedule A, dated April 29, 2010, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed herewith.

(d)(4)
Subadvisory Agreement, dated January 26, 2009 between Allianz Investment Management LLC and BlackRock Capital Management, Inc., filed on April 24, 2009 as Exhibit (d)(5) to Registrant's Post-Effective Amendment No. 26, is incorporated by reference.

(d)(4)(i)
Revised Schedule A, dated October 26, 2009, to the Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and BlackRock Capital Management, filed on February 5, 2010 as Exhibit (d)(5)(i) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(5)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on June 30, 2009 as exhibit (6)(f) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(6)*	Subadvisory Agreement, dated May 1, 2010, between Allianz Investment Management LLC and Columbia Management Investment Advisers, LLC, filed herewith.

(d)(7)
Amended and Restated Subadvisory Agreement, dated July 1, 2008, between Allianz Investment Management LLC and Davis Selected Advisers, L.P., filed on September 17, 2008 as Exhibit (6)(e) to Registrant's Form N-14, Pre-effective Amendment No. 1 (File No. 333-153047), is incorporated by reference.

(d)(8)
Amended and Restated Portfolio Management Agreement, dated  September 1, 2009, between Allianz Investment Management, LLC,  Allianz Variable Insurance Products Trust, and The Dreyfus  Corporation, filed on February 5, 2010 as Exhibit (d)(9) to  Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(9)
Subadvisory Agreement dated October 26, 2009, between Allianz Investment Management, LLC and Eaton Vance Management, filed on  February 5, 2010 as Exhibit (d)(10) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(10)
Subadvisory Agreement dated October 26, 2009 between Allianz  Investment Management LLC and Franklin Advisers, Inc., filed on  February 5, 2010 as Exhibit (d)(11) to Registrant's  Post-Effective Amendment No. 27, is incorporated by reference.

(d)(01)(i)
Revised Schedule A, dated November 1, 2009, to the Subadvisory  Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on February 5, 2010 as Exhibit (d)(11)(i) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(11)
Portfolio Management Agreement, dated April 12, 2005, between USAllianz Advisers, LLC, USAllianz Variable Insurance Products Trust, and Franklin Advisory Services, LLC, filed on December 27, 2006 as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(d)(12)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Mutual Advisers, LLC, filed on February 5, 2010 as Exhibit (d)(13) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(13)
Subadvisory Agreement draft dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 27, 2010 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(d)(14)*	Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Invesco Advisers, Inc., filed herewith.

(d)(15)
Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and J.P. Morgan Investment Management, Inc., filed on February 4, 2009 as Exhibit (d)(15) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(d)(15)(i)*	Revised Schedule A, dated April 29, 2011, to the Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and J.P. Morgan Investment Management, Inc., filed herewith.

(d)(16)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Massachusetts Financial Services Company, filed on February 5, 2010 as Exhibit (d)(16) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(17)*	Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed herewith.

(d)(18)
Subadvisory Agreement dated April 30, 2009 between  Allianz Investment Management LLC and NFJ Investment Group LLC, filed on June 30, 2009 as exhibit (6)(q) to Registrant's Registration Statement on form N-14, is incorporated by  reference.

(d)(19)
Amended and Restated Subadvisory Agreement, dated October 23, 2009, between Allianz Investment Management, LLC, and Oppenheimer Capital, LLC, filed on February 5, 2010 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(19)(i)*	Novation of Subadvisory Agreement, dated July 1, 2010, between Oppenheimer Capital, LLC, Allianz Global Investors Capital LLC and Allianz Investment Management, LLC, filed herewith.

(d)(20)
Subadvisory Agreement, dated May 1, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on April 27, 2007 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.

(d)(20)(i)
Revised Schedule A dated October 26, 2009 to the Subadvisory Agreement, dated May 1, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on February 5, 2010 as Exhibit (d)(20)(i) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(21)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on February 5, 2010 as Exhibit (d)(21) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(21)(i)
Revised Schedule A, dated November 1, 2009, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on February 5, 2010 as Exhibit (d)(21)(i) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(22)
Subadvisory Agreement, dated June 13, 2007, between Allianz Life Advisers, LLC and Turner Investment Partners, Inc., filed on June 22, 2007 as Exhibit (6)(t) to Registrant's  Registration Statement on Form N-14, is incorporated by reference.

(d)(22)(i)
Updated Schedule A dated June 13, 2007 to the Subadvisory Agreement, dated June 13, 2007, between Allianz Life Advisers, LLC and Turner Investment Partners, Inc., filed on February 4, 2009 as Exhibit (d)(24)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(e)(1)
Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(1)(i)*
Revised Schedule I dated November 3, 2010, to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed herewith.

(e)(1)(ii)
Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(e)(2)
Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(2)(i)
Revised Schedule A dated April 29, 2010 to the Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 27, 2010 as Exhibit (e)(2)(i) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(e)(3)
Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(3)(i)
Revised Schedule A dated April 29, 2010, to the Participation Agreement dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on June 29, 2010 as exhibit (7)(c)(i) to  Registrant's Form N-14 (File No. 333-167851), is incorporated by reference.

(f)	N/A

(g)(1)
Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(g)(1)(i)
Custody and Securities Lending Fee Schedule between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1)(i) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(g)(2)*	Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed herewith.

(h)(1)
Amended and Restated Services Agreement dated October 23, 2007, between  Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 29, 2008, as Exhibit (h)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(h)(1)(i)*
Amendment dated April 30, 2010 to the Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(1)(ii)*
Amendment dated January 1, 2011 to the Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(2)
Amended and Restated Administrative Services Agreement, dated November 1, 2008, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2009 as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(h)(3)
Chief Compliance Officer Agreement, dated June 10, 2009, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Advisers LLC, filed on June 30, 2009 as Exhibit (13)(c) to Registrant's Registration Statement on Form N-14, is incorporated by reference.

(h)(4)
Compliance Services Agreement, dated June 10, 2009, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Advisers LLC, filed on June 30, 2009 as Exhibit (13)(d) to Registrant's Registration Statement on Form N-14, is incorporated by reference.

(h)(5)
Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(h)(5)(i)*
Revised Exhibit A dated November 3, 2010, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed herwith.

(h)(6)
Net Investment Income Maintenance Agreement, dated March 17, 2009, between Allianz Investment Management LLC, Allianz Life Financial Services, LLC, and Allianz Variable Insurance Products Trust, filed on November 19, 2010 as exhibit 13(g) to Registrant’s Form N-14, Post-Effective Amendment No. 1, is incorporated by reference.

(h)(7)*
Joint Insured Agreement dated November 3, 2010 between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed herewith.

(i)*	Opinion and consent of counsel, filed herewith.

(j)*	Consent of KPMG LLP (Independent Registered Public Accounting Firm), filed herewith.

(k)	N/A

(l)	N/A

(m)(1)
Rule 12b-1 Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant's Pre-Effective Amendment No. 2, is incorporated by reference.

(m)(1)(i)*	Revised Exhibit A dated November 3, 2010, to the Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed herewith.

(n)
Rule 18f-3 Multiple Class Plan, dated February 23, 2007, for the Allianz Variable Insurance Products Trust, filed on April 27, 2007 as Exhibit (n) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.

(p)(1)
Code of Ethics of Allianz Investment Management LLC, fifth amendment and restatement, effective June 10, 2009, revised as of October 2, 2009, filed on April 27, 2010 as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(p)(2)	Code of Ethics of Allianz Life Financial Services, LLC, dated August 21, 2007, filed on April 29, 2008, as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(3)
Code of Ethics of Allianz Global Investors of America L.P., (Parent Co. of NFJ Investment Group LLC and Allianz Global Investors Capital LLC) effective November 1, 2009, filed on April 27, 2010 as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(p)(4)
Code of Ethics of Allianz Variable Insurance Products Trust, revised August 29, 2006, filed on April 29, 2008, as Exhibit  (p)(5) to Registrant's Post-Effective Amendment No. 24, is  incorporated by reference.

(p)(5)
Code of Ethics of BlackRock Investment Adviser Companies (all BlackRock entities) revised as of April 26, 2007, filed on April 29, 2008, as Exhibit (p)(6) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(6)
Code of Ethics of Citigroup Asset Management - North America, as amended September 13, 2005, filed on December 27, 2006 as Exhibit (p)(3)(iii) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(p)(7)
Code of Ethics of Columbia Asset Management companies, effective January 1, 2009, filed on April 24, 2009 as exhibit  (p)(8) to Registrant's Post Effective Amendment No. 26, is  incorporated by reference.

(p)(8)
Code of Ethics of Davis Selected Advisers, L.P., as amended effective August 1, 2009, filed on February 5, 2010 as Exhibit (p)(9) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(p)(9)	Code of Ethics of Eaton Vance, as revised October 1, 2009, filed on February 5, 2010 as Exhibit (p)(10) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(p)(10)*
Code of Ethics of Franklin Templeton Investments (includes all subsidiaries of Franklin Resources, Inc.), revised May 1, 2010, effective June 15, 2009, filed on February 5, 2010 as Exhibit (p)(11) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(p)(11)
Code of Ethics of Gateway Investment Advisers, LLC, effective February 15, 2008, as revised January 1, 2010, filed on February 5, 2010 as Exhibit (p)(12) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(p)(12)*	Code of Ethics of Invesco Advisers, Inc., adopted February 29, 2008, as amended effective January 1, 2011, filed herewith.

(p)(13)
Code of Ethics of J.P. Morgan Investment Management, Inc., effective February 1, 2005 as revised November 18, 2008, filed on February 4, 2009 as Exhibit (p)(15) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(p)(14)
Code of Ethics of Mellon Financial Corporation (includes the Dreyfus Corporation), dated February 2006, filed on December 27, 2006, as Exhibit (p)(3)(x) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(p)(15)
Code of Ethics of Massachusetts Financial Services Company, dated February 22, 2010, filed on April 27, 2010 as Exhibit (p)(15) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(p)(16)*	Code of Ethics of Morgan Stanley Investment Management, effective March 1, 2011, filed herewith.

(p)(17)
Code of Ethics of Schroder Investment Management North America Inc., effective March 9, 2010, filed on April 27, 2010 as Exhibit (p)(17) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference..

(p)(18)*	Code of Ethics of Turner Investment Partners, Inc., dated February 1, 2011, filed herewith.

(q)	Powers of Attorney, filed on April 29, 2008, as Exhibit (q) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(r)	Company Organizational Chart, filed on April 27, 2010 as Exhibit (r) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

*filed herewith

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Company organizational chart is incorporated in this filing as Exhibit (r).

ITEM 30. INDEMNIFICATION

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registration No.
1.	Allianz Global Investors Capital LLC - this information is in Form ADV filed with the SEC by Allianz Global Investors Capital LLC and is incorporated by reference herein.	801-69803

2.
Allianz Investment Management LLC (previously Allianz Life Advisers, LLC) - this  information  is included in Form ADV filed with the SEC by Allianz Life Advisers and is incorporated by reference herein.
801-60167

3.	BlackRock Institutional Management Corporation - this information is in Form ADV filed with the SEC by BlackRock Institutional Management Corporation and is incorporated by reference herein.	801-13304

4.	BlackRock Advisors, LLC, - this information is in form ADV filed with the Form ADV filed with the SEC by BlackRock Advisors, LLC and is incorporated by reference herein.	801-47710

5.	BlackRock Capital Management, Inc - this information is in form ADV filed witb the SEC by BlackRock Investment Management, LLC and is incorporated by reference herein.	801-57038

6.
Columbia Management Investment Advisers, LLC - this information is included in Form ADV filed with the SEC by Columbia Management Advisors, LLC (file no. 801-25943) and is incorporated by reference herein.
801-25943

7.	Davis Selected Advisers, L.P. - this information is included in Form ADV filed with the SEC by Davis Selected Advisers, L.P. and is incorporated herein by reference.	801-53272

8.	The Dreyfus Corporation - this information is included in Form ADV filed with the SEC by The Dreyfus Corporation and is incorporated herein by reference.	801-8147

9.	Eaton Vance Management - this information is included in Form ADV filed with the SEC by Eaton Vance Management and is incorporated herein by reference	801-15930

10.	Franklin Advisers, Inc. this information is included in Form ADV filed with the SEC by Franklin Advisers, Inc. and is incorporated by reference herein.	801-26292

11.	Franklin Advisory Services, LLC - this information is included in Form ADV filed with the SEC by Franklin Advisory Services, LLC and is incorporated herein by reference.	801-51967

12.	Franklin Mutual Advisers, Inc. this information is included in Form ADV filed with the SEC by Franklin Mutual Advisers, Inc. and is incorporated by reference herein.	801-53068

13.	Gateway Investment Advisers, LLC - this information is included in Form ADV filed with the SEC by Gateway Investment Advisers, LLC and is incorporated herein by reference.	801-68972

14.	Invesco Advisers, Inc. - this information is included in the Form ADV filed by Invesco Advisers, Inc. and is incorporated herein by reference.	801-33949

15.	J.P. Morgan Investment Management, Inc. - this information is included in Form ADV filed with the SEC by J.P. Morgan Asset Management and is incorporated herein by reference.	801-21011

16.	Massachusetts Financial Services Company - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-17352

17.	Morgan Stanley Investment Management Inc. - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-15757

18.	NFJ Investment Group LLC - this information is included in Form ADV filed with the SEC by NFJ Investment Group LLC and is incorporated herein by reference.	801-47940

19.
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited - this information is included in Form ADV filed with the SEC by Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited and is incorporated herein by reference.
801-15834 801-37163

20.	Templeton Global Advisors Limited. this information is included in Form ADV filed with the SEC by Templeton Global Advisors Limited, and is incorporated by reference herein.	801-42343

21.	Turner Investment Partners, Inc. - this information is included in Form ADV filed with the SEC by Turner Investment Partners, Inc. and is incorporated herein by reference.	801-36220

ITEM 32. PRINCIPAL UNDERWRITER

(a) Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor.

ALFS is affiliated with the Manager. ALFS acts a principal underwriter for the following investment companies:

Allianz Variable Insurance Products Fund of Funds Trust
Allianz Variable Insurance Products Trust

(b)	Officers and Directors.

Name and Principal Business Address*	Position with Underwriter
Robert DeChellis	Governor, Chief Executive Officer, and President
Thomas Burns	Governor
Stewart Gregg	Secretary, Vice President
Kristine Klitzke	Chief Compliance Officer
Angela Forsman	Chief Financial Officer, Vice President
*5701 Golden Hills Drive, Minneapolis, Minnesota 55416

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

Citi Fund Services Ohio, Inc, 3435 Stelzer Road, Columbus, Ohio 43219
      31a-1(a)
      31a-1(b)(2)A, B, C and D
      31a-1(b) 5, 6, 8, 9, 10, 11, 12
      31a-2(a) 1 and 2
      31a-2(c)

Citi Fund Services, 60 State Street, Suite 1300, Boston MA 02109
Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416
      31a-1(b)4

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416

Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, Minnesota 55402
Business Data Record Services, 201 9th Ave SW, New Brighton, MN 55112
      31a-1(b) 11
      31a-1(c)

Allianz Global Investors Capital LLC, 600 West Broadway, Suite 2900,  San Diego, CA  92101
Blackrock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE 19809
BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809
BlackRock Capital, Inc., 100 Bellevue Pkwy, Wilmington, DE  19809
Columbia Management Investment Advisers, LLC, 225 Franklin Street,  Boston,  MA   02110
Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166
Eaton Vance Management, Two International Place, Boston, MA 02110
Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906
Franklin Advisory Services, LLC,  One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024
Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, NJ 07078
Gateway Investment Advisers, LLC, 312 Walnut St, Ste 3500, Cincinnati, OH 45202-9834
Invesco Advisers , Inc., 1555 Peachtree Street, N.E., Atlanta, GA 30309
J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10017
MFS Investment Management, 500 Boylston Street, Boston, MA  02116-3741
Morgan Stanley Investment Management Inc., 522 Fifth Avenue,  New York, NY 10036
NFJ Investment Group LLC, 2100 Ross Avenue, Suite 700, Dallas, TX 75201
Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022
Schroder Investment Management North America, Limited, 31 Gresham Street, Longon EC2V 7QA England.
Templeton Global Advisers, Limited,  Lyford Cay, NASSAU,
Turner Investment Partners, Inc.,1205 Westlakes Drive, Suite 100, Berwyn, PA 19312-2414
      31a-1(b)
      31a-1(c)
      31a-1(e)
      31a-2(b)
      31a-2(d)

ITEM 34. MANAGEMENT SERVICES
         N/A
ITEM 35. UNDERTAKINGS
         N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, in the State of Minnesota on the 26th day of April, 2011.

                                          ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Brian Muench
      _______________________________________________
      Brian Muench, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on April 26, 2011.

Signature	Title

/s/ Peter R. Burnim*	Trustee
Peter R. Burnim

/s/ Peggy L. Ettestad*	Trustee
Peggy L. Ettestad

/s/ Roger A. Gelfenbien*	Trustee
Roger A. Gelfenbien

/s/ Dickson W. Lewis*	Trustee
Dickson W. Lewis

/s/ Claire R. Leonardi*	Trustee
Claire R. Leonardi

/s/ Peter W. McClean*	Trustee
Peter W. McClean

/s/ Arthur C. Reeds III*	Trustee
Arthur C. Reeds III

/s/ Ty Edwards	Treasurer (principal financial and accounting officer)
Ty Edwards

/s/ Robert DeChellis*	Trustee
Robert DeChellis

By:  /s/ Brian Muench
      ----------------------------------------------
      Brian Muench, President

*Pursuant to powers of attorney filed as Exhibit (q) to this Registration Statement

EXHIBITS

TO

POST-EFFECTIVE AMENDMENT NO. 29

TO

FORM N-1A

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

(d)(1)(i)	Revised Schedule A to Investment Management Agreement
(d)(1)(ii)	Attachment 1 to Investment Management Agreement
(d)(3)(i)	Schedule A to BlackRock Subadvisory Agreement
(d)(6)	Columbia Subadvisory Agreement
(d)(14)	Invesco Subadvisory Agreement
(d)(15)(i)	Revised Schedule A to JPMorgan Subadvisory Agreement
(d)(17)	Morgan Stanley Subadvisory Agreement
(d)(19)(i)	Oppenheimer Capital & AGIC Novation Agreement
(e)(1)(i)	Revised Schedule I to Distribution Agreement
(g)(2)	Securities Lending Authorization Agreement
(h)(1)(i)	Amendment to Services Agreement dtd 4-30-10
(h)(1)(ii)	Amendment to Services Agreement dtd 1-1-11
(h)(5)(i)	Exhibit A to Expense Limitation Agreement
(h)(7)	Joint Insured Agreement
(i)	Opinion and consent of counsel, filed herewith.
(j)	Consent of KPMG LLP (Independent Registered Public Accounting Firm)
(m)(1)(i)	Revised Exhibit A to Distribution Plan
(p)(10)	Franklin Templeton Code of Ethics
(p)(12)	Invesco Advisers Code of Ethics
(p)(16)	Morgan Stanley Code of Ethics
(p)(18)	Turner Investment Partners Code of Ethics